                                             [OVERLAND EXPRESS LOGO]

                                        Semi - Annual  Report

                                          ......................................
                                                     JUNE  30,  1997

                                 California Tax-Free Bond Fund
                         California Tax-Free Money Market Fund
                                         Index Allocation Fund
                                             Money Market Fund
                                         Municipal Income Fund
                   Short-Term Government-Corporate Income Fund
                              Short-Term Municipal Income Fund
                                       Small Cap Strategy Fund
                                         Strategic Growth Fund
                                   U.S. Government Income Fund
                               U.S. Treasury Money Market Fund
                                 Variable Rate Government Fund

                                    OVERLAND EXPRESS FUNDS ARE NOT
                           FDIC INSURED AND ARE NOT OBLIGATIONS OF
                                OR GUARANTEED BY WELLS FARGO BANK.

 [LOGO]
            TABLE OF CONTENTS
            LETTER TO SHAREHOLDERS......................................2
            MANAGER COMMENTS
              California Tax-Free Bond Fund.............................4
              California Tax-Free Money Market Fund.....................6
              Index Allocation Fund.....................................8
              Money Market Fund........................................10
              Municipal Income Fund....................................11
              Short-Term Government-Corporate Income Fund..............13
              Short-Term Municipal Income Fund.........................15
              Small Cap Strategy Fund..................................17
              Strategic Growth Fund....................................19
              U.S. Government Income Fund..............................21
              U.S. Treasury Money Market Fund..........................23
              Variable Rate Government Fund............................24
            OVERLAND EXPRESS PORTFOLIOS OF INVESTMENTS
              California Tax-Free Bond Fund............................26
              California Tax-Free Money Market Fund....................37
              Index Allocation Fund....................................45
              Money Market Fund........................................62
              Municipal Income Fund....................................65
              U.S. Government Income Fund..............................70
              U.S. Treasury Money Market Fund..........................74
              Variable Rate Government Fund............................76
            OVERLAND EXPRESS FUNDS
              Statement of Assets and Liabilities......................79
              Statement of Operations..................................83
              Statements of Changes in Net Assets......................87
              Financial Highlights.....................................94
              Notes to Financial Statements...........................119
            MASTER INVESTMENT TRUST PORTFOLIOS OF INVESTMENTS
              Capital Appreciation Master Portfolio...................131
              Short-Term Government-Corporate Income Master
               Portfolio..............................................137
              Short-Term Municipal Income Master Portfolio............139
              Small Cap Master Portfolio..............................143
            MASTER INVESTMENT TRUST
              Statement of Assets and Liabilities.....................149
              Statement of Operations.................................150
              Statements of Changes in Net Assets.....................151
              Notes to Financial Statements...........................153
            LIST OF ABBREVIATIONS.....................................158

               OVERLAND EXPRESS FUNDS ARE NOT FDIC INSURED, ARE NOT OBLIGATIONS OF WELLS FARGO BANK OR ITS AFFILIATES NOR OF BARCLAYS GLOBAL FUND ADVISORS, N.A. AND ARE NOT GUARANTEED BY WELLS FARGO BANK OR ITS AFFILIATES, NOR BY BARCLAYS GLOBAL FUND ADVISORS, N.A. OVERLAND EXPRESS FUNDS INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

               OVERLAND EXPRESS MONEY MARKET FUNDS SEEK TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE; HOWEVER, THERE CAN BE NO ASSURANCE THAT THE FUNDS WILL MEET THIS OBJECTIVE.

               WELLS FARGO BANK PROVIDES INVESTMENT ADVISORY SERVICES, ADMINISTRATIVE SERVICES AND CERTAIN OTHER SERVICES FOR THE OVERLAND EXPRESS FUNDS. THE FUNDS ARE SPONSORED, DISTRIBUTED AND CO-ADMINISTERED BY STEPHENS INC., MEMBER NYSE/SIPC.

TO OUR SHAREHOLDERS:

WELCOME TO THE 1997 OVERLAND EXPRESS FUNDS
SEMI-ANNUAL REPORT.

Short-term market volatility reinforces the benefit of a long-term perspective. Markets have ups and downs. They sometimes behave in very unpredictable ways, but, over the long haul, history has shown the financial markets have delivered growth. 1997 has been an example of short-term setbacks attracting more attention than generally solid overall performance.

For the bond markets, the recently completed reporting period saw market volatility and the long-expected increase in the federal funds target rate. After months of debate on the rate of economic growth and the potential for increased rates of inflation, the Federal Reserve acted in March to raise the federal funds target rate by 0.25%. The bond market had begun to slide in February in anticipation of a potential increase and did not begin to recover until the beginning of May. Bonds rallied somewhat in June and showed a modest 2.09% gain at the halfway point in 1997, as measured by the Lehman Brothers 20+Year Treasury Index.

Equity market volatility was even more pronounced. After climbing steadily from January into late March, the stock market fell precipitously until near the end of April. Stocks rallied again, however, and, as measured by the Standard & Poor's 500 Index, enjoyed a 1997 year-to-date return as of June 30 of 20.61%.

Of course, equity issues do not rise and fall in unison. Large company stocks have fared well recently as investors sought greater security and shunned volatility. In contrast to recent years, various sectors such as technology and financial services have fluctuated in recent months.

It is all too easy to be confused by such a variety of returns and apparently conflicting information. That's why it is so important to truly understand the investment philosophies and long-range goals that govern your Fund. We have always felt that the more you understand your investment, the less likely you are to be unduly concerned with short-term developments.

The following pages contain discussions about some of the relevant market conditions and other factors that affected the performance of the Overland Express Funds during the reporting period. These commentaries were written for you--our shareholders--as part of the Overland Express Funds' commitment to education, information and service, as we help you meet your financial goals.

We are pleased to tell you that, pending shareholder approval, we plan to bring together the strengths of Overland Express and Stagecoach Funds, another family of mutual funds advised by Wells Fargo Bank. We plan to consolidate Overland Express Funds into similar corresponding Stagecoach Funds, in some instances into new Stagecoach Funds created expressly for this purpose. The Stagecoach Funds have several additional Funds with investment objectives that complement the Overland Express product line. The result will be a Fund Family with over thirty Funds and over $20 billion in assets. You will find full details of this proposed merger in proxy materials that will be sent to you separately.

OVERLAND EXPRESS FUNDS, AUGUST 1997

THE S&P 500 INDEX IS AN UNMANAGED INDEX OF 500 WIDELY HELD COMMON STOCKS REPRESENTING, AMONG OTHERS, INDUSTRIAL, FINANCIAL, UTILITY AND TRANSPORTATION COMPANIES LISTED OR TRADED ON NATIONAL EXCHANGES OR OVER-THE-COUNTER MARKETS. THE LEHMAN BROTHERS 20+YEAR TREASURY INDEX IS AN UNMANAGED INDEX COMPOSED OF U.S. TREASURY ISSUES WITH 20-YEAR OR LONGER MATURITIES.

OVERLAND EXPRESS CALIFORNIA TAX-FREE BOND FUND

Q. HOW DID THE CALIFORNIA TAX-FREE BOND FUND PERFORM FOR THE SIX-MONTH PERIOD ENDING JUNE 30, 1997?

A. The Fund posted a 3.02% (Class A shares) and 2.56% (Class D shares) total return. Return figures exclude sales charges and reflect waived expenses.

Q. WHAT WERE SOME OF THE FACTORS THAT AFFECTED THE FUND'S PERFORMANCE?

A. The number one factor that affected the Fund's performance was market movement in interest rates. Interest rates moved lower early in the year, resulting in higher bond prices. In March, the Federal Reserve increased the federal funds target rate, which reversed the trend. Interest rates peaked for the period in early April. In addition to interest rate moves, the Fund's performance was affected by issuer advanced-refunding of a number of existing bond issues. The advanced refunding helped improve the credit quality and increase the value of certain bond issues in the Fund's portfolio.

Q. DID THE UNCERTAINTY REGARDING INTEREST RATES AFFECT THE FUND?

A. Yes. The Federal Reserve raised the federal funds target rate in March after many months of speculation. The speculation itself can cause market rates to increase, affecting prices in advance of an announcement. When interest rates increase, the resale value of bonds in the Fund's portfolio decreases, causing Fund shares to lose value. Because the market had declined in anticipation of a Fed announcement, the actual federal funds target rate increase did not cause a dramatic slide--but continued concerns about inflation quickening, and thus potentially inviting a further Fed rate hike, caused additional declines.

Q. NOW THAT THE FED HAS RAISED THE TARGET RATE, WHAT IS YOUR OUTLOOK?

A. Our outlook is for interest rates to range from 6.5% to 7.25%. The Fund has taken a neutral stance by maintaining its average maturity close to the Lehman Brothers Municipal Bond Index. We do not expect a prolonged rise in interest rates or the Federal Reserve to tighten as aggressively as it did in 1994. Overall, we believe inflation should remain under 3.5%, but late business cycle cost pressures will dominate the bond market's focus.

Q. WHAT WAS THE WEIGHTED AVERAGE MATURITY DURING THE REPORTING PERIOD?

A. Weighted average maturity is a measure of the average length of time before the securities in a portfolio mature on a dollar for dollar basis. Typically, a longer weighted average maturity means the Fund is more sensitive to interest rate changes. The Fund's weighted average maturity has recently been a little over 15 years. Adjusted for call features, which are the issuers' right to repay certain bonds before maturity, the Fund's weighted average maturity drops to about 10 years. These figures are close to the figures for the Fund's benchmark, the Lehman Brothers Municipal Bond Index. Over time, we expect the Fund's average maturity, not adjusted for calls, to decline slightly.

Q. HOW DOES WELLS FARGO BANK'S BIAS TOWARDS CREDIT QUALITY BENEFIT INVESTORS?

A. Bias towards credit quality means that we only buy investment-grade bonds and we only buy bonds at the lower end of the investment grade spectrum when we expect to be rewarded with a higher yield. Recently, credit spreads have been very tight (meaning investors are not being rewarded for buying lower-rated bonds) so the Fund has focused on highly rated bonds. We tend to

OVERLAND EXPRESS CALIFORNIA TAX-FREE BOND FUND

purchase issues that we believe are above average in credit quality and to avoid new commitments to market sectors that are under stress. This approach helps the Fund maintain a portfolio high in credit quality, which we believe benefits investors.

Q. THE STATE'S ECONOMY APPEARS TO BE STRONG, YET POLITICAL EVENTS SEEM TO THREATEN LOCAL GOVERNMENTS' ABILITY TO RAISE REVENUE. WHAT CONCERNS DOES THE MUNICIPAL MARKET HAVE?

A. The recent passage of California Proposition 218 has reduced the flexibility of local governments to raise revenue. To date, this Proposition has had only a minor impact on local credit quality. However, the situation is a developing one and we will be monitoring the effects of Proposition 218 on local credits on an ongoing basis. In recent months, the Fund sold several issues that we think may be negatively impacted by Proposition 218. The deregulation of the electricity marketplace is also a concern of the municipal bond market. Several California municipal utility issuers were downgraded in 1996 and remain under close scrutiny.

Q. THE FUND CAN INVEST IN BONDS WITH INTERMEDIATE TO LONG MATURITIES. WHAT ADVANTAGES DOES THIS RANGE AFFORD INVESTORS?

A. The flexibility allows the Fund's manager to choose maturities with the best relative value at a particular point in time. When interest rates are expected to drop, the Fund can extend maturity and boost total return. During periods when tightening is expected, the Fund can shorten the average maturity of its portfolio in order to reduce its sensitivity to changes in interest rates while seeking adequate income.

 ...............................................................................
PERFORMANCE OF THE CALIFORNIA TAX-FREE BOND FUND AS OF JUNE 30, 1997

CLASS A SHARE PERFORMANCE                 YEAR TO
AVERAGE ANNUAL TOTAL RETURN                DATE    1 YEAR   3 YEAR   5 YEAR   SINCE 10/6/88 INCEPTION
 ....................................................................................................
With Maximum 4.50% Sales Charge           -1.58%    3.54%    5.68%    6.04%            7.56%
Without Sales Charge                       3.02%    8.40%    7.32%    7.01%            8.13%

CLASS D SHARE PERFORMANCE                          YEAR TO
AVERAGE ANNUAL TOTAL RETURN                         DATE    1 YEAR   3 YEAR   SINCE 7/1/93 INCEPTION
 ....................................................................................................
With 1.00% Contingent Deferred Sales Charge         1.56%    6.49%    6.52%            4.84%
Without Contingent Deferred Sales Charge            2.56%    7.49%    6.52%            4.84%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY HAVE A GREATER OR LESSER NET ASSET VALUE THAN WHEN ORIGINALLY PURCHASED.

AVERAGE ANNUAL TOTAL RETURNS FOR THE INDICATED PERIODS REPRESENT THE AVERAGE ANNUAL INCREASE IN THE VALUE OF AN INVESTMENT OVER THE PERIODS ASSUMING REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS AT NET ASSET VALUE.

THE FUND'S MANAGER HAS VOLUNTARILY WAIVED PORTIONS OF ITS FEES OR HAS REIMBURSED EXPENSES TO THE FUND, WHICH HAS REDUCED OPERATING EXPENSES FOR SHAREHOLDERS. WITHOUT THIS REDUCTION, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS AN UNMANAGED INDEX THAT INCLUDES APPROXIMATELY 15,000 INVESTMENT GRADE TAX-EXEMPT BONDS.

OVERLAND EXPRESS CALIFORNIA TAX-FREE MONEY MARKET FUND

Q. WHAT WAS THE SEVEN-DAY YIELD AS OF JUNE 30, 1997?

A. The seven-day yield for the Fund as of June 30, 1997 was 3.39%. The yield as of December 31, 1996 was 3.34%.

Q. WHY WAS THE YIELD ALMOST THE SAME IN JUNE AS IT WAS IN DECEMBER IF THE FEDERAL RESERVE INCREASED RATES IN MARCH?

A. The general trend in interest rates was an increase in yields, even if it is not fully reflected in the difference between June and December's month end figures. Yields change daily as notes are sold on the open market. It is important to watch the general trend in yields rather than draw conclusions based on a single day "snapshot" of current yields. The Wall Street Journal's Market Diary section, for example, publishes a useful graph tracking interest rates for investors interested in following this type of information. The graph indicates that there are frequent spikes and valleys in interest rates--and therefore in money market fund returns--based on market pressures even without Fed action.

Q. WHAT ARE SOME OF THE MARKET PRESSURES THAT AFFECT YIELDS?

A. There are a number of influences. If the economy is expected to grow rapidly, interest rates usually move higher in anticipation of a federal funds target rate hike. Investor activity, in the form of cash flows into and out of money market mutual funds are another important factor. The dynamics of supply and demand as managers invest shareholders' cash can drive yields higher or drag them lower, particularly for variable rate securities, which tend to play a substantial role in the portfolios of all tax-free money market funds. There are also the effects of cycles during the year; for example the June-July "note season" usually provides the short-term municipal marketplace with the heaviest supply of the year. We expect that the bulk of note buying for the Fund will be completed during this period.

Q. WHAT DOES "WEIGHTED AVERAGE MATURITY" TELL US ABOUT THE FUND? HOW HAS IT CHANGED DURING THE PERIOD?

A. Weighted average maturity is a measure of the average length of time before securities in a portfolio mature on a dollar for dollar basis. It is one of the measures of a fund's sensitivity to interest rate changes. Funds with longer maturities are generally more sensitive to interest rate changes. Typically, for a money market mutual fund, managers will increase maturity to lock in higher rates or shorten maturity if they anticipate higher rates being available soon. Market forces may also make one range relatively more attractive than another. For the most part, the weighted average maturity for the Fund has been fairly steady and in the short-to-intermediate range of 45 to 60 days.

OVERLAND EXPRESS CALIFORNIA TAX-FREE MONEY MARKET FUND

Q. SINCE THE FEDERAL RESERVE RAISED THE FEDERAL FUNDS TARGET RATE IN MARCH, DO YOU EXPECT FURTHER ACTION?

A. The Federal Reserve has rarely effected a single increase when changing monetary policy, so additional increases seem likely. However, the federal funds target rate is relatively high compared to the Consumer Price Index (the prime measure of inflation), so we believe that substantial increases are unlikely. Recent comments by Federal Reserve Chairman Alan Greenspan, however, have increased optimism that we may finish the year without seeing another increase.

ALTHOUGH THE FUND SEEKS TO MAINTAIN A $1.00 PER SHARE NET ASSET VALUE, THERE IS NO ASSURANCE THAT IT WILL MEET THIS OBJECTIVE.

AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT OR ANY GOVERNMENT AGENCY, NOR BY WELLS FARGO BANK.

THE SEVEN-DAY YIELD IS FOR THE SEVEN-DAY PERIOD ENDED JUNE 30, 1997. YIELD REFLECTS FLUCTUATIONS IN INTEREST RATES ON PORTFOLIO INVESTMENTS AND FUND EXPENSES. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

OVERLAND EXPRESS INDEX ALLOCATION FUND

Q. HOW DID THE INDEX ALLOCATION FUND PERFORM FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 1997?

A. The Fund posted a 13.52% (Class A shares) and 13.08% (Class D shares) total return. These return figures exclude sales charges and reflect waived expenses.

Q. HOW HAS THE FUND'S ALLOCATION CHANGED DURING THE REPORTING PERIOD, AND WHAT IS THE CURRENT ASSET MIX OF THE FUND?

A. Although both the stock and bond markets experienced volatility during the first six months of 1997, our analysis continues to suggest that stocks, for the time being, are overvalued in comparison to bonds. The Model has therefore behaved defensively by maintaining a bond allocation. The Fund's asset mix during this period has remained close to its June 30, 1997 allocation of 70% stocks, 30% bonds.

Q. WHAT FACTORS HELPED DETERMINE THIS ALLOCATION?

A. Allocations are determined by comparing the expected returns for the three asset classes, balanced against the Fund's overall risk tolerance. Although the stock market has continued to post strong gains in 1997, there were several factors that favored maintaining a bond allocation. In January, the Commerce Department reported reasonable Gross Domestic Product growth for the previous year with the lowest inflation rate since 1967. This positive news contributed to an S&P 500 Index return of 6.24% for the month. The S&P 500 Index has continued to break new ground, closing over 800 for the first time in February. The trend reversed itself in March and April, before returning 20.61% for the year-to-date through June 30.

The bond market has also reacted strongly to economic news--both good and bad. This has led to volatility, but bonds have overcome the negative return of the first quarter (-3.60%), returning 2.09% for the period according to the Lehman Brothers 20+Year Treasury Index.

The Fund, however, does not "chase returns" by trying to guess from month to month where the highest returns will be. Instead, the Index Allocation model examines the fundamentals and recommends accordingly. This analysis suggests that stock prices have been higher throughout the period than the current earnings expectations can justify. That is why the Fund is not completely invested in stocks, but has maintained a 30% bond allocation.

Q. WHAT WERE SOME OF THE OTHER FACTORS THAT AFFECTED THE ALLOCATION?

A. There are core inputs that are used to formulate assessments of the relative values of and the expected returns for stocks, bonds and cash. Other valuable inputs used are to determine management consensus expectations based on the investment activities of corporations and corporate officers, and spreads between expected yields for various corporate bonds.

These factors, along with additional information, are used to determine the expected returns of each asset class. The Model's inputs are updated daily and reflect changing market parameters, while maintaining a long-term outlook. The Model's goal is to build wealth when risk is expected to be rewarded and conserve wealth when risk is not expected to be rewarded.

OVERLAND EXPRESS INDEX ALLOCATION FUND

As we said, the current allocation is defensive. Although the equity market has delivered excellent returns recently, we believe the equity market's long-term return prospects are below historical levels.

Q. HAVE THERE BEEN ANY SIGNIFICANT CHANGES TO THE ASSET ALLOCATION MODEL IN THE LAST SIX MONTHS?

A. Yes. Previously, the Model's trading guidelines allowed the Fund to change allocations in 10% increments. In March 1997, the trading guidelines were refined to allow for greater efficiency in capturing the return information identified by the Model. These new guidelines allow the Model to rebalance the Fund's asset allocation mix in increments of 5%. For example, a mix might now be 75% stocks, 25% bonds and no cash, rather than the previous 70/30/0 mix. This allows the Fund to invest in a mix of assets that is closer to the Model's optimal mix. This change has affected the timing of rebalances as well. The Fund can trade more frequently, in smaller amounts, to stay aligned with the Model's recommendation.

 ...............................................................................
PERFORMANCE OF THE INDEX ALLOCATION FUND AS OF JUNE 30, 1997

CLASS A SHARE PERFORMANCE                 YEAR TO
AVERAGE ANNUAL TOTAL RETURN                DATE    1 YEAR   3 YEAR   5 YEAR   SINCE 4/7/88 INCEPTION
 ....................................................................................................
With Maximum 4.50% Sales Charge            8.40%   17.44%   21.03%   15.63%           12.85%
Without Sales Charge                      13.52%   23.02%   22.89%   16.71%           13.41%

CLASS D SHARE PERFORMANCE                          YEAR TO
AVERAGE ANNUAL TOTAL RETURN                         DATE    1 YEAR   3 YEAR   SINCE 7/1/93 INCEPTION
 ....................................................................................................
With 1.00% Contingent Deferred Sales Charge        12.08%   21.05%   22.05%           16.06%
Without Contingent Deferred Sales Charge           13.08%   22.05%   22.05%           16.06%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY HAVE A GREATER OR LESSER NET ASSET VALUE THAN WHEN ORIGINALLY PURCHASED.

AVERAGE ANNUAL TOTAL RETURNS FOR THE INDICATED PERIODS REPRESENT THE AVERAGE ANNUAL INCREASE IN THE VALUE OF AN INVESTMENT OVER THE PERIODS ASSUMING REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS AT NET ASSET VALUE.

THE FUND'S MANAGER HAS VOLUNTARILY WAIVED PORTIONS OF ITS FEES OR HAS REIMBURSED EXPENSES TO THE FUND, WHICH HAS REDUCED OPERATING EXPENSES FOR SHAREHOLDERS. WITHOUT THIS REDUCTION, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

THE S&P 500 INDEX IS AN UNMANAGED INDEX OF 500 WIDELY HELD COMMON STOCKS REPRESENTING, AMONG OTHERS, INDUSTRIAL, FINANCIAL, UTILITY AND TRANSPORTATION COMPANIES LISTED OR TRADED ON NATIONAL EXCHANGES OR OVER-THE-COUNTER MARKETS. THE LEHMAN BROTHERS 20+YEAR TREASURY INDEX IS AN UNMANAGED INDEX COMPOSED OF U.S. TREASURY ISSUES WITH 20-YEAR OR LONGER MATURITIES.

OVERLAND EXPRESS MONEY MARKET FUND

Q. WHAT WAS THE SEVEN-DAY YIELD AS OF JUNE 30, 1997?

A. The seven-day yield for Class A shares of the Fund as of June 30, 1997 was 5.17%. The yield as of December 31, 1996 was 4.82%.

Q. WAS THE HIGHER YIELD THE RESULT OF THE FEDERAL RESERVE'S ACTION IN RAISING THE FEDERAL FUNDS TARGET RATE?

A. Only in part. Yields change daily as notes are sold on the open market. It is important to keep an eye on the general trend in yields rather than draw conclusions based on a single-day "snapshot" of current returns. The Wall Street Journal's Market Diary section, for example, publishes a useful graph tracking interest rates for investors interested in following this sort of information. The graph indicates that there are frequent spikes and valleys in interest rates--and therefore in money market fund returns--based on market pressures even without Fed action.

Q. WHAT ARE SOME OF THE MARKET PRESSURES THAT AFFECT YIELDS?

A. There are a number of influences. If the economy is expected to grow rapidly, interest rates usually move higher in anticipation of a Fed rate hike. Cash flows into money market mutual funds are another important factor. The dynamics of supply and demand as managers invest shareholders' cash can drive yields higher or drag them lower, particularly for variable rate securities.

Q. WHAT DOES "WEIGHTED AVERAGE MATURITY" TELL US ABOUT THE FUND? HOW HAS IT CHANGED DURING THE PERIOD?

A. Weighted average maturity is a measure of the average length of time before securities in a portfolio mature on a dollar for dollar basis. It is one of the measures of a fund's sensitivity to interest rate changes. Funds with longer maturities generally are more sensitive to interest rate fluctuations. Typically, for a money market mutual fund, managers will increase maturity to lock in higher rates or shorten maturity if they anticipate higher rates being available soon. Market forces may also make one range relatively more attractive than another. For the most part, the weighted average maturity for the Fund has been fairly steady and in the short-to-intermediate range of 45 to 60 days.

Q. SINCE THE FEDERAL RESERVE RAISED THE FEDERAL FUNDS TARGET RATE IN MARCH, DO YOU EXPECT FURTHER ACTION?

A. The Federal Reserve has rarely effected a single increase when changing monetary policy, so additional increases seem likely. However, the federal funds target rate is relatively high compared to the Consumer Price Index (the prime measure of inflation), so we believe that substantial increases are unlikely. Recent comments by Federal Reserve Chairman Alan Greenspan, however, have increased optimism that we may finish the year without seeing another increase.

ALTHOUGH THE FUND SEEKS TO MAINTAIN A $1.00 PER SHARE NET ASSET VALUE, THERE IS NO ASSURANCE THAT IT WILL MEET THIS OBJECTIVE.

AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT OR ANY GOVERNMENT AGENCY, NOR BY WELLS FARGO BANK.

THE SEVEN-DAY YIELD IS FOR THE SEVEN-DAY PERIOD ENDED JUNE 30, 1997. YIELD REFLECTS FLUCTUATIONS IN INTEREST RATES ON PORTFOLIO INVESTMENTS AND FUND EXPENSES. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

OVERLAND EXPRESS MUNICIPAL INCOME FUND

Q. HOW DID THE MUNICIPAL INCOME FUND PERFORM FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 1997?

A. The Fund posted a 3.28% (Class A shares) and a 2.97% (Class D shares) total return. Return figures exclude sales charges and reflect waived expenses.

Q. WHAT WERE SOME OF THE FACTORS INFLUENCING THE FUND'S PERFORMANCE?

A. The Fund's performance tracked the market for housing bonds very closely. The Fund's portfolio is comprised of approximately 70% housing bonds. Housing bonds tend to be a defensive choice in an uncertain interest rate environment. They generally drop less in value than comparable bonds when rates increase, but they also tend to underperform in a falling interest rate environment because they are often recalled as homeowners and other issuers refinance at lower rates. Another factor that affected the Fund's performance was market movement in interest rates. Interest rates moved lower early in the year, resulting in higher bond prices. In March, the Federal Reserve increased the federal funds target rate, which reversed the trend. Interest rates peaked for the period in early April. In addition to interest rate moves, the Fund's performance was affected by issuer advanced-refunding, which helped improve the credit quality and increase the value of certain bonds issues in the Fund's portfolio.

Q. DO YOU ANTICIPATE FURTHER FEDERAL RESERVE ACTION ON INTEREST RATES?

A. The Federal Reserve has rarely effected a single increase when changing monetary policy, so additional increases seem likely. However, the federal funds target rate is relatively high compared to the Consumer Price Index (the prime measure of inflation), so we believe that substantial increases are unlikely. Recent comments by Federal Reserve Chairman Alan Greenspan, however, have increased optimism that we may finish the year without seeing another increase.

Q. WHAT WAS THE FUND'S WEIGHTED AVERAGE MATURITY DURING THE FIRST HALF OF 1997? DO YOU ANTICIPATE CHANGES?

A. The weighted average maturity of the Fund remains close to 20 years. Generally, we position maturity in anticipation of the direction of interest rate changes. If we expect rates to fall, we will extend maturity to increase total return. The resale value of higher-paying bonds tends to increase when interest rates go down. But if rates are going up, we shorten maturity to try and maintain share value. In the absence of a strong trend in either direction, our strategy remains neutral and no significant changes to the Fund's weighted average maturity are anticipated.

Q. WHAT ARE SOME OF THE CONCERNS FACING THE NATIONAL MUNICIPAL MARKET?

A. One of the major concerns in the national municipal market is utility deregulation. Certain municipal utilities may continue to have their outstanding debt downgraded. All of the Fund's holdings in this sector are insured by municipal bond insurance companies or guaranteed by government agencies, so we do not expect the Fund to be impacted by any debt downgrades or rating agency actions in this sector. Nevertheless, this situation bears watching.

OVERLAND EXPRESS MUNICIPAL INCOME FUND

Q. WHAT IS YOUR OUTLOOK FOR THE REST OF THE YEAR?

A. We anticipate long-term municipal rates to remain in a 50 basis point (or half of one percent) trading range. The Fund's position in housing bonds is expected to remain the same because of the high income potential they offer.

 ...............................................................................
PERFORMANCE OF THE MUNICIPAL INCOME FUND AS OF JUNE 30, 1997

CLASS A SHARE PERFORMANCE                 YEAR TO
AVERAGE ANNUAL TOTAL RETURN                DATE    1 YEAR   3 YEAR   5 YEAR   SINCE 7/15/91 INCEPTION
 ....................................................................................................
With Maximum 3.00% Sales Charge            0.19%    4.35%    6.33%    5.89%            6.80%
Without Sales Charge                       3.28%    7.61%    7.42%    6.53%            7.35%

CLASS D SHARE PERFORMANCE                          YEAR TO
AVERAGE ANNUAL TOTAL RETURN                         DATE    1 YEAR   3 YEAR   SINCE 7/1/93 INCEPTION
 ....................................................................................................
With 1.00% Contingent Deferred Sales Charge         1.97%    5.94%    6.79%            4.30%
Without Contingent Deferred Sales Charge            2.97%    6.94%    6.79%            4.30%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY HAVE A GREATER OR LESSER NET ASSET VALUE THAN WHEN ORIGINALLY PURCHASED.

AVERAGE ANNUAL TOTAL RETURNS FOR THE INDICATED PERIODS REPRESENT THE AVERAGE ANNUAL INCREASE IN THE VALUE OF AN INVESTMENT OVER THE PERIODS ASSUMING REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS AT NET ASSET VALUE.

THE FUND'S MANAGER HAS VOLUNTARILY WAIVED PORTIONS OF ITS FEES OR HAS REIMBURSED EXPENSES TO THE FUND, WHICH HAS REDUCED OPERATING EXPENSES FOR SHAREHOLDERS. WITHOUT THIS REDUCTION, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

OVERLAND EXPRESS SHORT-TERM GOVERNMENT-CORPORATE INCOME FUND

Q. HOW DID THE SHORT-TERM GOVERNMENT-CORPORATE INCOME FUND PERFORM FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 1997?

A. The Fund posted a 2.90% total return. Return figures exclude sales charges and reflect waived expenses.

Q. WHAT WERE SOME OF THE FACTORS INFLUENCING THE FUND'S PERFORMANCE?

A. Interest rate fluctuations in reaction to and, more importantly, in anticipation of changes in monetary policy greatly influenced the performance of the Fund. After the Fed tightened monetary policy on March 25 by raising the federal funds target rate from 5.25% to 5.50%, market participants anticipated further action and interest rates peaked in early April as the yield on two-year Treasury notes reached 6.53%.

Q. DO YOU ANTICIPATE FURTHER FED ACTION ON INTEREST RATES?

A. The Federal Reserve has rarely effected a single increase when changing monetary policy, so additional increases seem likely. However, the federal funds target rate is relatively high compared to the Consumer Price Index (the prime measure of inflation), so we believe that substantial increases are unlikely. Recent comments by Federal Reserve Chairman Alan Greenspan, however, have increased optimism that we may finish the year without seeing another increase.

Q. WHAT ARE SOME OF THE MARKET PRESSURES THAT AFFECT YIELDS?

A. There are a number of market pressures that affect yields. When the economy is expected to grow rapidly, interest rates usually move higher in anticipation of a Fed rate hike. Investor activity, in the form of cash flows into and out of mutual funds, is another important factor. The dynamics of supply and demand as managers invest shareholders' cash can drive yields higher or drag them lower.

Q. WHAT IS THE RELATIONSHIP BETWEEN CORPORATE AND GOVERNMENT SECURITIES IN THE PORTFOLIO?

A. Corporate securities permit additional diversification in the Fund and provide an opportunity to capture additional returns. As of June 30, 1997, 36% of the Fund was invested in the corporate sector. Currently, the spread in expected returns between corporate and Treasury securities is fairly narrow by historical standards, and is expected to remain so due to the healthy economy and a lack of supply of short-term corporate securities. If these market conditions continue, the Fund's exposure to the corporate sector is expected to remain between 30% and 40% with an emphasis on credit quality.

OVERLAND EXPRESS SHORT-TERM GOVERNMENT-CORPORATE INCOME FUND

 ...............................................................................
PERFORMANCE OF THE SHORT-TERM GOVERNMENT-CORPORATE INCOME FUND
AS OF JUNE 30, 1997

                                          YEAR TO
AVERAGE ANNUAL TOTAL RETURN                DATE    1 YEAR   SINCE 9/19/94 INCEPTION
 ..................................................................................
With Maximum 3.00% Sales Charge           -0.11%    2.89%            4.63%
Without Sales Charge                       2.90%    6.00%            5.75%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY HAVE A GREATER OR LESSER NET ASSET VALUE THAN WHEN ORIGINALLY PURCHASED.

THE SHORT-TERM GOVERNMENT-CORPORATE INCOME FUND (THE "FEEDER") AND THE SHORT-TERM GOVERNMENT-CORPORATE INCOME MASTER PORTFOLIO (THE "MASTER") ARE ORGANIZED AS A "MASTER-FEEDER" STRUCTURE. INSTEAD OF INVESTING DIRECTLY IN INDIVIDUAL PORTFOLIO SECURITIES, THE FEEDER FUND, WHICH IS OFFERED TO THE PUBLIC, HOLDS INTEREST IN THE MASTER FUND WHICH INVESTS IN INDIVIDUAL SECURITIES. REFERENCES TO THE FUND ARE TO THE MASTER OR FEEDER, AS THE CONTEXT REQUIRES. THE MASTER PORTFOLIO IS ADVISED BY WELLS FARGO BANK.

AVERAGE ANNUAL TOTAL RETURNS FOR THE INDICATED PERIODS REPRESENT THE AVERAGE ANNUAL INCREASE IN THE VALUE OF AN INVESTMENT OVER THE PERIODS ASSUMING REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS AT NET ASSET VALUE.

THE FUND'S MANAGER HAS VOLUNTARILY WAIVED PORTIONS OF ITS FEES OR HAS REIMBURSED EXPENSES TO THE FUND, WHICH HAS REDUCED OPERATING EXPENSES FOR SHAREHOLDERS. WITHOUT THIS REDUCTION, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

OVERLAND EXPRESS SHORT-TERM MUNICIPAL INCOME FUND

Q. HOW DID THE SHORT-TERM MUNICIPAL INCOME FUND PERFORM FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 1997?

A. The Fund posted a 1.95% total return. Return figures exclude sales charges and reflect waived expenses.

Q. WHAT WERE SOME OF THE FACTORS INFLUENCING THE FUND'S PERFORMANCE?

A. The Fund maintained a relatively high cash position during the first half of the year to meet liquidity needs. Longer maturities outperformed shorter maturities, and the Fund's high cash position was a factor that caused the Fund's performance to lag a little. Another factor that affected the Fund's performance was market movement in interest rates. Interest rates moved lower early in January, resulting in higher bond prices. By February, anticipation of a federal funds target rate increase caused prices to slide. In March, the Federal Reserve increased the federal funds target rate; interest rates peaked for the period in early April.

Q. DO YOU ANTICIPATE FURTHER FEDERAL RESERVE ACTION ON INTEREST RATES?

A. The Fed may have to tighten interest rates again to rein in the economy. However, this may not be necessary in the next six months if the pace of inflation remains slow. Recent comments by Federal Reserve Chairman Alan Greenspan, however, have increased optimism that we may finish the year without seeing another increase.

Q. WHAT HAS THE FUND'S WEIGHTED AVERAGE MATURITY BEEN DURING THE FIRST HALF OF 1997? DO YOU ANTICIPATE CHANGES?

A. Weighted average maturity is a measure of the average length of time before the securities in a portfolio mature on a dollar for dollar basis. Typically, a longer weighted average maturity means the Fund is more sensitive to interest rate changes. Average maturity was relatively short in anticipation of the increase in the federal funds target rate that finally occurred in March. Overall, the Fund's average maturity fluctuated between 0.9 and 1.5 years for the first half of 1997. The average maturity will be extended slightly to 1.5 years in response to the neutral interest rate environment.

Q. WHAT ARE SOME OF THE CONCERNS FACING THE NATIONAL MUNICIPAL MARKET?

A. One of the major concerns in the national municipal market is utility deregulation. Certain municipal utilities may continue to have their outstanding debt downgraded. All of the Fund's holdings in this sector are insured by municipal bond insurance companies or guaranteed by government agencies, so we do not expect the Fund to be impacted by any debt downgrades or rating agency actions in this sector. Nevertheless, this situation bears watching.

OVERLAND EXPRESS SHORT-TERM MUNICIPAL INCOME FUND

Q. WHAT IS YOUR OUTLOOK FOR THE REST OF THE YEAR?

A. We think interest rates will remain in a fairly narrow trading range. We believe that strong demand and a shortage of supply will buoy short-term municipal performance.

 ...............................................................................
PERFORMANCE OF THE SHORT-TERM MUNICIPAL INCOME FUND AS OF JUNE 30, 1997

                                          YEAR TO
AVERAGE ANNUAL TOTAL RETURN                DATE    1 YEAR   3 YEAR   SINCE 6/3/94 INCEPTION
 ...........................................................................................
With Maximum 3.00% Sales Charge           -1.04%    1.12%    3.03%            2.82%
Without Sales Charge                       1.95%    4.18%    4.05%            3.81%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY HAVE A GREATER OR LESSER NET ASSET VALUE THAN WHEN ORIGINALLY PURCHASED.

THE SHORT-TERM MUNICIPAL INCOME FUND (THE "FEEDER") AND THE SHORT-TERM MUNICIPAL INCOME MASTER PORTFOLIO (THE "MASTER") ARE ORGANIZED AS A "MASTER-FEEDER" STRUCTURE. INSTEAD OF INVESTING DIRECTLY IN INDIVIDUAL PORTFOLIO SECURITIES, THE FEEDER FUND, WHICH IS OFFERED TO THE PUBLIC, HOLDS INTEREST IN THE MASTER FUND WHICH INVESTS IN INDIVIDUAL SECURITIES. REFERENCES TO THE FUND ARE TO THE MASTER OR FEEDER, AS THE CONTEXT REQUIRES. THE MASTER PORTFOLIO IS ADVISED BY WELLS FARGO BANK.

AVERAGE ANNUAL TOTAL RETURNS FOR THE INDICATED PERIODS REPRESENT THE AVERAGE ANNUAL INCREASE IN THE VALUE OF AN INVESTMENT OVER THE PERIODS ASSUMING REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS AT NET ASSET VALUE.

THE FUND'S MANAGER HAS VOLUNTARILY WAIVED PORTIONS OF ITS FEES OR HAS REIMBURSED EXPENSES TO THE FUND, WHICH HAS REDUCED OPERATING EXPENSES FOR SHAREHOLDERS. WITHOUT THIS REDUCTION, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

OVERLAND EXPRESS SMALL CAP STRATEGY FUND

Q. HOW DID THE SMALL CAP STRATEGY FUND PERFORM FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 1997?

A. The Fund posted a 6.97% (Class A shares) and a 6.69% (Class D shares) total return. Return figures exclude sales charges and reflect waived expenses.

Q. THE FUND HAS BEEN EXPERIENCING SOME SETBACKS RECENTLY. WHAT ARE SOME OF THE FACTORS AFFECTING THE FUND'S PERFORMANCE?

A. The Fund's recent weak performance is primarily due to its ownership of smaller capitalization growth stocks. Small cap stocks are generally subject to higher risk and risk is exactly what many investors have been trying to avoid in widespread moves toward large company stocks. This move to large company stocks has been fueled, in part, by fears of higher inflation and fears of earnings disappointments. By late April, the trend of underperformance by the small cap, high growth sector began to change. In May and June smaller cap issues staged a significant turnaround and the Fund's performance improved in the second quarter. Technology and healthcare companies have been quite strong as investors looked for undervalued situations. With most second quarter earnings meeting analysts expectations, we believe these smaller capitalization stocks should do very well through the rest of 1997.

Q. ALTHOUGH THE SMALL CAPITALIZATION SECTOR HAS ENJOYED A RECENT TURNAROUND, HAS THE PRIOR UNDERPERFORMANCE CHANGED YOUR FUNDAMENTAL OUTLOOK?

A. No. We are still very optimistic in our outlook for small cap stocks. In our opinion, the underlying foundation for the bull market--low inflation and solid earnings growth--remains intact. We also believe that the earnings growth prospects for smaller companies are especially attractive given their current reduced valuations.

Q. WHAT ARE THE SPECIAL PROBLEMS FACED BY A SMALL CAP FUND DURING A GENERAL MARKET DECLINE? IS THERE A POTENTIAL LIQUIDITY PROBLEM AS MONEY RETREATS TO "SAFER" INVESTMENTS?

A. A large part of the decline prior to April's resurgence was due to the lack of liquidity in small cap stocks. However, small cap stocks are always less liquid than larger cap issues, even when the market is going up. Due to the relatively small size of this Fund, liquidity has not been a major problem in selling holdings or establishing new positions. The other factor that affected growth stocks was a severe contraction in price-to-earnings multiples. This factor is improving as fears of higher interest rates have subsided.

Q. THE FUND IS REQUIRED TO SELL A COMPANY'S STOCK WHEN THE COMPANY REACHES TWO BILLION DOLLARS IN CAPITALIZATION. SHORT OF REACHING THAT FIGURE, WHAT ARE SOME OTHER FACTORS IN YOUR "SELL DISCIPLINE?"

A. We continually review our holdings and will sell for a variety of reasons. Some of the key reasons might include a negative change in a company's fundamentals, a stock price becoming significantly overvalued relative to its expected growth rate, a concern about the management team or its effectiveness, or a more compelling opportunity in another stock presents itself elsewhere.

OVERLAND EXPRESS SMALL CAP STRATEGY FUND

Q. WHAT ARE YOU LOOKING FOR IN A COMPANY'S MANAGEMENT TEAM?

A. Management is an important criterion we use when evaluating a company. Due to the smaller size of the companies we buy, the ability of management is very instrumental in our decision to invest in a company's stock. We expect management to own a substantial amount of stock and have their bonuses tied to the earnings of the company and/or the performance of the stock.

 ...............................................................................
PERFORMANCE OF THE SMALL CAP STRATEGY FUND AS OF JUNE  30, 1997

CLASS A SHARE PERFORMANCE                 YEAR TO
AVERAGE ANNUAL TOTAL RETURN                DATE     1 YEAR   SINCE 11/2/94 INCEPTION
 ...................................................................................
With Maximum 4.50% Sales Charge            2.19%    -3.17%           34.17%
Without Sales Charge                       6.97%    1.41%            36.51%

CLASS D SHARE PERFORMANCE                 YEAR TO
AVERAGE ANNUAL TOTAL RETURN                DATE    1 YEAR   SINCE 11/2/94 INCEPTION
 ..................................................................................
With 1.00% Contingent Deferred Sales
Charge                                     5.69%   -0.27%           35.52%
Without Contingent Deferred Sales Charge   6.69%    0.73%           35.52%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY HAVE A GREATER OR LESSER NET ASSET VALUE THAN WHEN ORIGINALLY PURCHASED.

THE OVERLAND EXPRESS SMALL CAP STRATEGY FUND INVESTS IN A MASTER PORTFOLIO WHICH IN TURN INVESTS IN INDIVIDUAL SECURITIES. REFERENCES TO THE INVESTMENT POLICIES OF THE FUND ARE UNDERSTOOD TO BE REFERENCES TO THE INVESTMENT POLICIES OF THE MASTER PORTFOLIO.

THE SMALL CAP STRATEGY FUND COMMENCED OPERATIONS ON 9/16/96 AS SUCCESSOR TO THE SMALL CAPITALIZATION GROWTH FUND FOR EMPLOYEE RETIREMENT PLANS EMPLOYMENT PLANS, AN UNREGISTERED BANK COLLECTIVE INVESTMENT FUND (THE "PREDECESSOR FUND"). INCEPTION DATE OF THE PREDECESSOR FUND WAS 11/94.

PERFORMANCE FIGURES SHOWN FOR PERIODS PRIOR TO 9/16/96 REPRESENT THE PERFORMANCE OF THE PREDECESSOR FUND WHICH HAD THE SAME INVESTMENT OBJECTIVE AND STRATEGIES AS THE SMALL CAP STRATEGY FUND. PERFORMANCE FIGURES ALSO REFLECT EXPENSE DIFFERENCES BETWEEN THE PREDECESSOR FUND AND THOSE OF THE CLASS A AND CLASS D SHARES IN EFFECT ON 9/16/96.

AVERAGE ANNUAL TOTAL RETURNS FOR THE INDICATED PERIODS REPRESENT THE AVERAGE ANNUAL INCREASE IN THE VALUE OF AN INVESTMENT OVER THE PERIODS ASSUMING REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS AT NET ASSET VALUE.

THE FUND'S MANAGER HAS VOLUNTARILY WAIVED PORTIONS OF ITS FEES OR HAS REIMBURSED EXPENSES TO THE FUND, WHICH HAS REDUCED OPERATING EXPENSES FOR SHAREHOLDERS. WITHOUT THIS REDUCTION, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

OVERLAND EXPRESS STRATEGIC GROWTH FUND

Q. HOW DID THE STRATEGIC GROWTH FUND PERFORM FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 1997?

A. The Fund posted a 0.33% (Class A shares) and 0.00% (Class D shares) total return. Return figures exclude sales charges and reflect waived expenses. The Strategic Growth Fund invests in the Capital Appreciation Master Portfolio.

Q. WHY IS PERFORMANCE DOWN FOR THE PERIOD?

A. This Fund tends to focus on smaller, more volatile stocks that are often somewhat less liquid than large company stocks. Because many investors have been concerned about the potential for higher interest rates and slower earnings growth, the market has shown a significant preference for large company stocks and other highly liquid issues. These stocks are perceived as "safer" and generally can be traded in large amounts without a pronounced adverse effect on the price. When investors' dollars flow towards large stocks, small company stocks with emerging growth characteristics tend to suffer.

The trend towards large stocks began to reverse during the last part of April and has continued through the end of the reporting period. Investors now appear willing to look at company fundamentals and the longer-term outlook for growth stocks. As a result, small and mid-cap growth stocks have rebounded sharply and the Fund has benefited. Technology and health care issues have led the rally, and we feel that many of these companies have more room to move on the upside. The oil service sector has been quite strong lately as fears of over-capacity and weak oil prices have subsided. Earnings for the second quarter were quite good and share prices are responding to the good news. We feel we are well positioned for the recovery that we believe is occurring in the growth sector of the market.

Q. HAS THE VOLATILITY IN THE TECHNOLOGY, HEALTHCARE AND OIL SERVICE SECTORS CHANGED YOUR FUNDAMENTAL OUTLOOK?

A. We have not changed our outlook on the technology, healthcare or oil service sectors. In fact, we regard the correction in these sectors as a buying opportunity and increased our exposure at what we believe are attractive prices.

Q. DURING A PERIOD OF GENERAL MARKET DECLINE, WHAT ARE SOME OF THE STEPS YOU TAKE TO CAPTURE VALUE FOR INVESTORS?

A. The important point is that we do not change our style or investment strategy in response to short-term market conditions. We focus on issues whose long-term fundamentals remain attractive within our growth strategy. We believe that solid companies with favorable long-term growth rates will not fall as far in a decline and will rebound when the market turns. We believe such companies and their respective stock prices will eventually respond to their fundamental strengths. Of course, we also are always looking for favorable short-term tactical opportunities. Market declines often create such opportunities, but they do not represent a change in our basic approach. Despite some recent setbacks, it is our firm belief that the real value in the market today lies in the aggressive growth sector.

Q. WHEN DO YOU TYPICALLY SELL A HOLDING?

A. Our sell discipline is based on company fundamentals. If a company's growth rate no longer meets our expectations then we generally sell the position. One indicator is a company's forward

OVERLAND EXPRESS STRATEGIC GROWTH FUND

price-to-earnings ratio. This means that we examine the company's expected earnings, compare them to the stock price and sell if we do not believe the future earnings will justify continued price growth. This is part of our "bottom up" approach of examining the fundamentals of a particular company rather than focusing on general trends in the economy.

Q. WHAT MAKES A PARTICULAR FOREIGN INVESTMENT ATTRACTIVE? IS IT THE COMPANY'S FUNDAMENTALS OR THE OUTLOOK ON THE PARTICULAR COUNTRY'S ECONOMY?

A. We do not treat foreign investment as a sector, nor do we shift investments "off-shore" in response to some economic trend. For any investment, foreign or domestic, it is always the company's fundamentals that matter most. For us the key factors are always earnings growth, company management, and the company's competitive position. Of course, the political and economic circumstances of a particular country can influence the fundamentals, and to this extent, a particular country's political and economic conditions are factors in our investment decisions.

Q. WHAT ARE YOU LOOKING FOR IN A COMPANY'S MANAGEMENT TEAM?

A. In brief, we are looking for experience, competence and incentive to perform. We are especially interested in whether management has an equity stake in the company. If management has an equity stake in the company, they tend to be very shareholder-driven.

 ...............................................................................
PERFORMANCE OF THE STRATEGIC GROWTH FUND AS OF JUNE  30, 1997

CLASS A SHARE PERFORMANCE                 YEAR TO
AVERAGE ANNUAL TOTAL RETURN                DATE    1 YEAR   3 YEAR   SINCE 1/20/93 INCEPTION
 ...........................................................................................
With Maximum 4.50% Sales Charge           -4.20%   -9.10%   20.83%           18.66%
Without Sales Charge                       0.33%   -4.82%   22.69%           19.89%

CLASS D SHARE PERFORMANCE                 YEAR TO
AVERAGE ANNUAL TOTAL RETURN                DATE    1 YEAR   3 YEAR   SINCE 7/1/93 INCEPTION
 ...........................................................................................
With 1.00% Contingent Deferred Sales
Charge                                    -1.00%   -6.43%   21.80%           16.22%
Without Contingent Deferred Sales Charge   0.00%   -5.49%   21.80%           16.22%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY HAVE A GREATER OR LESSER NET ASSET VALUE THAN WHEN ORIGINALLY PURCHASED.

THE STRATEGIC GROWTH FUND IS ORGANIZED AS A "MASTER-FEEDER" STRUCTURE. INSTEAD OF INVESTING DIRECTLY IN A PORTFOLIO OF SECURITIES, THE FEEDER FUND, WHICH IS OFFERED TO THE PUBLIC, HOLDS INTEREST IN THE CAPITAL APPRECIATION MASTER PORTFOLIO (THE "MASTER PORTFOLIO") WHICH IN TURN, INVESTS IN INDIVIDUAL SECURITIES. PRIOR TO FEBRUARY 20, 1996, THE FUND INVESTED DIRECTLY IN PORTFOLIO SECURITIES. ON FEBRUARY 20, 1996, THE FUND'S ASSETS WERE TRANSFERRED TO THE MASTER PORTFOLIO AND THE FUND AND THE MASTER PORTFOLIO COMMENCED OPERATIONS AS A MASTER-FEEDER STRUCTURE. REFERENCES TO THE FUND ARE TO THE FEEDER OR MASTER, AS THE CONTEXT REQUIRES.

AVERAGE ANNUAL TOTAL RETURNS FOR THE INDICATED PERIODS REPRESENT THE AVERAGE ANNUAL INCREASE IN THE VALUE OF AN INVESTMENT OVER THE PERIODS ASSUMING REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS AT NET ASSET VALUE.

THE FUND'S MANAGER HAS VOLUNTARILY WAIVED PORTIONS OF ITS FEES OR HAS REIMBURSED EXPENSES TO THE FUND, WHICH HAS REDUCED OPERATING EXPENSES FOR SHAREHOLDERS. WITHOUT THIS REDUCTION, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

OVERLAND EXPRESS U.S. GOVERNMENT INCOME FUND

Q. HOW DID THE U.S. GOVERNMENT INCOME FUND PERFORM FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 1997?

A. The Fund posted a 2.65% (Class A shares) and 2.16% (Class D shares) total return. Return figures exclude sales charges and reflect waived expenses.

Q. WHAT WERE SOME OF THE FACTORS INFLUENCING THE FUND'S PERFORMANCE?

A. The major factor influencing the Fund's performance was the allocation of assets in its portfolio. The Fund is managed with a "top-down" approach. This means that we make investments based on broad economic trends, particularly in regard to the expected movement of interest rates. Based on this, the Fund invested nearly two-thirds of its assets in mortgaged-backed securities. Within the mortgage sector, the portfolio held mostly current coupon and premium coupon securities. These securities, with their higher coupon and relatively low prepayments, provided the Fund with higher levels of income and better than expected price performance due to lower than expected prepayment rates. Mortgages outperformed government securities by more than 125 basis points, or 1.25%, according to the Lehman Brothers Mortgage-Backed Securities Index, which was up 3.92% as opposed to the Lehman Brothers Government Bond Index, which was up 2.63%. The duration of the Fund's portfolio, a measure of the Fund's sensitivity to interest rate changes, was relatively short until May, when it was increased to take advantage of the fall in market interest rates.

Q. DO YOU ANTICIPATE FURTHER FEDERAL RESERVE ACTION ON INTEREST RATES?

A. We do not expect the Federal Reserve Bank to change monetary policy in the near term because we believe economic growth will be sustainable at current levels without sparking inflation. During the second quarter, economic growth slowed down from the blistering 5.9% growth rate of the first quarter. Current projections are for the economy to grow at a 1.5-2.5% rate for the remainder of the year. Inflation continues to be subdued; the Consumer Price Index is currently at 2.2%, the lowest level in 15 years, and the Producer Price Index is at 0.3%, the lowest level since 1994.

Q. DO YOU THINK MORTGAGE-BACKED SECURITIES WILL CONTINUE TO OFFER SPECIAL ADVANTAGES IN THIS ENVIRONMENT?

A. Year to date, mortgage-backed securities generally have provided excellent returns due to very low interest rate volatility and low prepayment risk. However, interest rates have moved down (almost 0.75% from the April highs) and as of June 30, 1997, mortgage-backed securities traded below the 6.255 level on the 10-year note. This is a threshold where many homeowners will look to refinance their mortgages, putting downward price pressure on mortgages. As a result, we will continue to re-evaluate.

OVERLAND EXPRESS U.S. GOVERNMENT INCOME FUND

 ...............................................................................
PERFORMANCE OF THE U.S. GOVERNMENT INCOME FUND AS OF JUNE  30, 1997

CLASS A SHARE PERFORMANCE                 YEAR TO
AVERAGE ANNUAL TOTAL RETURN                DATE    1 YEAR   3 YEAR   5 YEAR   SINCE 4/7/88 INCEPTION
 ...................................................................................................
With Maximum 4.50% Sales Charge           -2.00%    2.25%    5.32%    5.39%           7.88%
Without Sales Charge                       2.65%    7.06%    6.94%    6.37%           8.42%

CLASS D SHARE PERFORMANCE                          YEAR TO
AVERAGE ANNUAL TOTAL RETURN                         DATE    1 YEAR   3 YEAR   SINCE 7/1/93 INCEPTION
 ...................................................................................................
With 1.00% Contingent Deferred Sales Charge         1.16%    5.19%    6.17%           3.81%
Without Contingent Deferred Sales Charge            2.16%    6.19%    6.17%           3.81%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY HAVE A GREATER OR LESSER NET ASSET VALUE THAN WHEN ORIGINALLY PURCHASED.

AVERAGE ANNUAL TOTAL RETURNS FOR THE INDICATED PERIODS REPRESENT THE AVERAGE ANNUAL INCREASE IN THE VALUE OF AN INVESTMENT OVER THE PERIODS ASSUMING REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS AT NET ASSET VALUE.

THE FUND'S MANAGER HAS VOLUNTARILY WAIVED PORTIONS OF ITS FEES OR HAS REIMBURSED EXPENSES TO THE FUND, WHICH HAS REDUCED OPERATING EXPENSES FOR SHAREHOLDERS. WITHOUT THIS REDUCTION, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

THE LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX IS AN UNMANAGED INDEX COMPOSED OF 15- AND 30-YEAR FIXED RATE SECURITIES BACKED BY MORTGAGE POOLS OF THE GNMA, FHLMC AND FNMA. THE LEHMAN BROTHERS GOVERNMENT BOND INDEX IN AN UNMANAGED INDEX COMPOSED OF PUBLIC OBLIGATIONS OF THE U.S. TREASURY AND PUBLICLY ISSUED DEBT OF U.S. GOVERNMENT AGENCIES.

OVERLAND EXPRESS U.S. TREASURY MONEY MARKET FUND

Q. WHAT WAS THE SEVEN-DAY YIELD AS OF JUNE 30, 1997?

A. The seven-day yield for Class A shares of the Fund as of June 30, 1997 was 4.97%. The yield as of December 31, 1996 was 4.32%.

Q. WAS THE HIGHER YIELD THE RESULT OF THE FEDERAL RESERVE'S ACTION IN RAISING THE FEDERAL FUNDS TARGET RATE?

A. Only in part. Yields change daily as notes are sold on the open market. It is important to keep an eye on the general trend in yields rather than draw conclusions based on a single-day "snapshot" of current returns. The Wall Street Journal's Market Diary section, for example, publishes a useful graph tracking interest rates for investors interested in following this sort of information. You can see from that graph that there are frequent spikes and valleys in interest rates--and therefore in money market fund returns--based on market pressures even without Fed action.

Q. WHAT ARE SOME OF THE MARKET PRESSURES THAT AFFECT YIELDS?

A. There are a number of influences. If the economy is expected to grow rapidly, interest rates usually move higher in anticipation of a federal funds target rate hike. Cash flows into money market mutual funds are another important factor. The dynamics of supply and demand as managers invest shareholders' cash can drive yields higher or drag them lower, particularly for variable rate securities.

Q. WHAT DOES "WEIGHTED AVERAGE MATURITY" TELL US ABOUT THE FUND? HOW HAS IT CHANGED DURING THE PERIOD?

A. Weighted average maturity is a measure of the average length of time before securities in a portfolio mature on a dollar for dollar basis. It is one of the measures of a fund's sensitivity to interest rate changes. Funds with longer maturities generally are more sensitive to interest rate fluctuations. Typically, for a money market mutual fund, managers will increase maturity to lock in higher rates or shorten maturity if they anticipate higher rates being available soon. Market forces may also make one range relatively more attractive than another. For the most part, the weighted average maturity for these Funds has been fairly steady and in the short-to-intermediate range of 45 to 60 days.

Q. SINCE THE FEDERAL RESERVE RAISED THE FEDERAL FUNDS TARGET RATE IN MARCH, DO YOU EXPECT FURTHER ACTION?

A. The Federal Reserve has rarely effected a single increase when changing monetary policy, so additional increases seem likely. However, the federal funds target rate is relatively high compared to the Consumer Price Index (the prime measure of inflation), so we believe that substantial increases are unlikely. Recent comments by Federal Reserve Chairman Alan Greenspan, however, have increased optimism that we may finish the year without seeing another increase.

ALTHOUGH THE FUND SEEKS TO MAINTAIN A $1.00 PER SHARE NET ASSET VALUE, THERE IS NO ASSURANCE THAT IT WILL MEET THIS OBJECTIVE.

AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT OR ANY GOVERNMENT AGENCY, NOR BY WELLS FARGO BANK.

THE SEVEN-DAY YIELD IS FOR THE SEVEN-DAY PERIOD ENDED JUNE 30, 1997. YIELD REFLECTS FLUCTUATIONS IN INTEREST RATES ON PORTFOLIO INVESTMENTS AND FUND EXPENSES. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

OVERLAND EXPRESS VARIABLE RATE GOVERNMENT FUND

Q. HOW DID THE VARIABLE RATE GOVERNMENT FUND PERFORM FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 1997?

A. The Fund posted a 3.35% (Class A shares) and 3.10% (Class D shares) total return. Return figures exclude sales charges and reflect waived expenses.

Q. WHAT WERE SOME OF THE FACTORS INFLUENCING THE FUND'S PERFORMANCE?

A. The Fund benefited from an underweighting in Cost-of-Funds Index-based Adjustable Rate Mortgages ("COFI-based ARMS"). Only 8.00% of the portfolio was invested in these instruments, compared to the 21.00% for our market benchmark, the Lehman Brothers ARM Index. According to the Lehman Brothers ARM Index, COFI-based ARMs underperformed the market by 85 basis points (2.59% vs. 3.44%). The portfolio maintained a duration that was neutral to the benchmark.

Q. DO YOU ANTICIPATE FURTHER FEDERAL RESERVE ACTION ON INTEREST RATES?

A. We do not expect the Federal Reserve Bank to change monetary policy in the near future because we believe economic growth will be sustainable at current levels without sparking inflation. During the second quarter, economic growth slowed down from the blistering 5.9% growth rate in the first quarter. We expect the economy to grow at a 1.5-2.5% rate for the remainder of the year. Inflation remains minimal; the Consumer Price Index is currently at 2.2%, its lowest level in 15 years, and the Producer Price Index is at 0.3%, its lowest level since 1994.

Q. WHEN THE FED DOES ADJUST RATES, HOW DOES IT AFFECT THE SECURITIES IN THE FUND'S PORTFOLIO?

A. Changes in monetary policy can affect securities in the Fund's portfolio in several ways. The coupon on most ARMs is based on short-term interest rates. When the Fed changes monetary policy, it directly affects short-term interest rates and coupon rates will move up or down. Also, changes in monetary policy can increase the risk of prepayments on ARMs. As interest rates decline, homeowners refinance ARMs into fixed-rate mortgages with lower monthly mortgage payments. Unexpected changes in monetary policy can increase interest-rate volatility, making ARMs a less attractive investment.

OVERLAND EXPRESS VARIABLE RATE GOVERNMENT FUND

 ...............................................................................
PERFORMANCE OF THE VARIABLE RATE GOVERNMENT FUND AS OF JUNE  30, 1997

CLASS A SHARE PERFORMANCE                 YEAR TO
AVERAGE ANNUAL TOTAL RETURN                DATE    1 YEAR   3 YEAR   5 YEAR   SINCE 11/1/90 INCEPTION
 ....................................................................................................
With Maximum 3.00% Sales Charge            0.21%    3.07%    3.25%    2.89%            4.28%
Without Sales Charge                       3.35%    6.30%    4.31%    3.51%            4.76%

CLASS D SHARE PERFORMANCE                          YEAR TO
AVERAGE ANNUAL TOTAL RETURN                         DATE    1 YEAR   3 YEAR   SINCE 7/1/93 INCEPTION
 ....................................................................................................
With 1.00% Contingent Deferred Sales Charge         2.10%    4.85%    3.80%            2.72%
Without Contingent Deferred Sales Charge            3.10%    5.85%    3.80%            2.72%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY HAVE A GREATER OR LESSER NET ASSET VALUE THAN WHEN ORIGINALLY PURCHASED.

AVERAGE ANNUAL TOTAL RETURNS FOR THE INDICATED PERIODS REPRESENT THE AVERAGE ANNUAL INCREASE IN THE VALUE OF AN INVESTMENT OVER THE PERIODS ASSUMING REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS AT NET ASSET VALUE.

THE FUND'S MANAGER HAS VOLUNTARILY WAIVED PORTIONS OF ITS FEES OR HAS REIMBURSED EXPENSES TO THE FUND, WHICH HAS REDUCED OPERATING EXPENSES FOR SHAREHOLDERS. WITHOUT THIS REDUCTION, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

THE LEHMAN BROTHERS ARM INDEX IS AN UNMANAGED INDEX COMPRISED OF
AGENCY-GUARANTEED SECURITIES WITH COUPONS THAT PERIODICALLY ADJUST BASED ON A SPREAD OVER A PUBLISHED INDEX.

CALIFORNIA TAX-FREE BOND FUND - JUNE 30, 1997 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST       MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE           DATE             VALUE
CALIFORNIA MUNICIPAL BONDS - 94.50%
$    1,000,000   ABAG Finance Authority for Nonprofit Corp CA
                 State Insured                                        7.10 %      12/01/20    $  1,084,840
     1,000,000   ABAG Finance Authority for Nonprofit Corp
                 Stanford University Hospital MBIA Insured            5.25        11/01/20         947,170
     1,000,000   Alameda CA USD AMBAC Insured                         6.05        07/01/11       1,049,250
     1,000,000   Alameda County CA Water District Revenue COP
                 Water System Project MBIA Insured                    6.20        06/01/13       1,041,280
     3,550,000   California State DWR Central Valley Project
                 Revenue Series L                                     5.75        12/01/14       3,589,689
     2,300,000   California State DWR Central Valley Project
                 Revenue Series M                                     5.00        12/01/15       2,134,722
     2,000,000   California State EDFA Revenue Chapman College
                 Refunding Pending                                    7.30        01/01/02       2,155,905
     1,000,000   California State EDFA Revenue Claremont
                 Colleges Pooled Facilities                           6.38        05/01/22       1,025,590
       350,000   California State EDFA Revenue Loyola Marymount
                 University                                           6.00        10/01/14         355,541
       710,000   California State EDFA Revenue Loyola Marymount
                 University Series B                                  6.55        10/01/12         760,005
     1,200,000   California State EDFA Revenue University of San
                 Diego Project                                        6.50        10/01/08       1,295,568
     1,355,000   California State GO AMBAC Insured                    5.75        03/01/15       1,370,203
       405,000   California State HFA Home Mortgage Revenue AMT
                 Series B Multiple Credit Enhancements                8.00        08/01/29         422,099
     1,085,000   California State HFA Home Mortgage Revenue AMT
                 Series D Multiple Credit Enhancements                7.75        08/01/10       1,148,114
       285,000   California State HFA Home Mortgage Revenue AMT
                 Series G Multiple Credit Enhancements                8.15        08/01/19         293,653
     1,535,000   California State HFA Home Mortgage Revenue
                 Series A Multiple Credit Enhancements                7.35        08/01/11       1,623,032

CALIFORNIA TAX-FREE BOND FUND - JUNE 30, 1997 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST       MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE           DATE             VALUE
CALIFORNIA MUNICIPAL BONDS - CONTINUED
$      355,000   California State HFA Home Mortgage Revenue
                 Series B Multiple Credit Enhancements                7.25 %      08/01/10    $    372,686
       110,000   California State HFA Home Mortgage Revenue
                 Series F Multiple Credit Enhancements                7.75        08/01/08         112,760
       140,000   California State HFA Insured Housing Revenue
                 AMT Series C MBIA Insured                            7.00        08/01/23         147,001
     1,575,000   California State HFA Multi-Unit Rental Housing
                 Revenue Series A AMT                                 5.50        08/01/15       1,498,156
     1,000,000   California State HFFA Episcopal Homes
                 Foundation Project State Insured                     7.75        07/01/18       1,024,790
       400,000   California State HFFA Episcopal Homes
                 Foundation Project State Insured                     7.85        07/01/15         410,208
     1,000,000   California State HFFA Gould Medical Foundation
                 Escrowed to Maturity                                 7.25        04/01/10       1,086,770
     1,250,000   California State HFFA Gould Medical Foundation
                 Escrowed to Maturity                                 7.30        04/01/20       1,365,838
     2,000,000   California State HFFA Revenue Catholic
                 Healthcare West AMBAC Insured                        5.75        07/01/15       2,020,200
     1,000,000   California State HFFA Revenue Insured Health
                 Facilities Valleycare Series State Insured           6.50        05/01/05       1,078,500
     1,750,000   California State HFFA Revenue Small Insured
                 Health Facilities Series A                           6.75        03/01/20       1,849,278
     1,000,000   California State HFFA San Diego Hospital
                 Association MBIA Insured                             6.20        08/01/12       1,049,480
     1,000,000   California State Maritime Infrastructure
                 Authority Revenue Port of San Diego Project
                 AMBAC Insured                                        5.25        11/01/15         947,500
     1,000,000   California State PCFA Resource Recovery Revenue
                 Waste Management AMT Series A                        7.15        02/01/11       1,081,250
     1,000,000   California State PCFA San Diego Gas & Electric
                 Co AMT                                               6.80        06/01/15       1,139,420
        65,000   California State Public Capital Improvements FA
                 Revenue Joint Powers Agency Pooled Projects
                 Series                                               8.25        03/01/98          66,251

CALIFORNIA TAX-FREE BOND FUND - JUNE 30, 1997 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST       MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE           DATE             VALUE
CALIFORNIA MUNICIPAL BONDS - CONTINUED
$    1,000,000   California State Public Works Board Lease
                 Revenue University Of California Project Series
                 A AMBAC Insured                                      6.30 %      12/01/09    $  1,078,430
     1,590,000   California Statewide CDA Motion Picture and
                 Television Development AMBAC Insured                 5.25        01/01/13       1,555,020
     1,500,000   California Statewide CDA Motion Picture and
                 Television Development AMBAC Insured                 5.25        01/01/14       1,457,790
     1,500,000   California Statewide CDA Revenue COP Hospital
                 Cedars Sinai Medical Center                          6.50        08/01/12       1,653,660
     1,250,000   Calleguas-Las Virgines CA PFA Calleguas MUD
                 FGIC Insured                                         5.13        07/01/21       1,155,063
     1,100,000   Capistrano CA Unified PFA Special Tax Revenue
                 AMBAC Insured                                        5.25        09/01/09       1,109,625
     3,840,000   Cathedral City CA PFA RevenueTax Allocation
                 Redevelopment Projects Series A MBIA Insured         5.25        08/01/13       3,753,446
       570,000   Chula Vista CA COP Town Centre II Package
                 Project RDA                                          6.00        09/01/11         584,005
     1,200,000   Contra Costa County CA COP Public Facilities
                 Merrithew Memorial Hospital Replacement              6.60        11/01/12       1,342,500
       500,000   Contra Costa County CA COP Public Facilities
                 Merrithew Memorial Hospital Replacement              6.63        11/01/22         559,960
       270,000   Contra Costa County CA Home Mortgage Revenue
                 AMT Escrowed to Maturity                             7.75        05/01/22         339,711
       755,000   Contra Costa County CA Transportation Authority
                 Sales Tax Revenue Series A Escrowed to Maturity      6.50        03/01/09         840,881
     4,000,000   Contra Costa County CA Transportation Authority
                 Sales Tax Revenue Series A FGIC Insured              5.50        03/01/08       4,125,840
     3,655,000   Contra Costa County CA Water District Water
                 Revenue Series G MBIA Insured                        5.75        10/01/14       3,728,100
     1,500,000   Cupertino CA Series A AMBAC Insured                  5.75        07/01/16       1,519,650

CALIFORNIA TAX-FREE BOND FUND - JUNE 30, 1997 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST       MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE           DATE             VALUE
CALIFORNIA MUNICIPAL BONDS - CONTINUED
$    2,000,000   East Bay CA MUD Wastewater Treatment Revenue
                 FGIC Insured                                         5.00 %      06/01/16    $  1,880,740
     2,000,000   East Bay CA MUD Wastewater Treatment Revenue
                 MBIA Insured                                         5.00        06/01/14       1,888,200
     2,675,000   East Bay CA MUD Water System Revenue MBIA
                 Insured                                              6.00        06/01/12       2,770,845
     2,000,000   East Bay CA Regional Park District Series B          5.75        09/01/13       2,036,060
       500,000   Eastern Municipal Water District CA Water &
                 Sewer Revenue Certificates FGIC Insured              6.30        07/01/20         518,190
     1,000,000   Emeryville CA PFA Housing Increment Revenue
                 Series A                                             6.35        05/01/10       1,044,090
     1,725,000   Escondido CA PFA Lease Revenue Center for the
                 Arts AMBAC Insured                                   5.80        09/01/09       1,813,337
     2,000,000   Escondido CA PFA Lease Revenue Center for the
                 Arts AMBAC Insured                                   6.00        09/01/18       2,066,500
     1,410,000   Fairfield CA PFA CGIC Insured                        5.20        08/01/08       1,419,264
     3,000,000   Fontana CA USD Convertible Series C FGIC
                 Insured                                              6.15 F      05/01/20       3,129,360
     1,800,000   Fresno CA Conference Center                          5.00        04/01/13       1,721,880
     1,000,000   Fresno CA COP Street Improvement Project             6.63        12/01/11       1,062,500
     1,000,000   Fresno CA Sewer Revenue Series A MBIA Insured        5.00        09/01/15         941,700
     2,000,000   Fresno CA USD Series A MBIA Insured                  5.70        08/01/15       2,025,800
     1,250,000   Fresno County CA Solid Waste Revenue American
                 Avenue Landfill Project MBIA Insured                 5.75        05/15/14       1,267,138
     1,650,000   Haywood CA Certificates Participation Civic
                 Center Project MBIA Insured                          5.50        08/01/17       1,628,105
     2,800,000   Huntington Beach CA PFA Revenue Bond                 7.00        08/01/10       2,918,188
     1,000,000   Indian Wells CA Redevelopment Agency Tax
                 Allocation MBIA Insured                              5.38        12/01/15         984,330
       500,000   Industry CA Urban Development Agency                 6.70        11/01/03         542,055
     1,080,000   Industry CA Urban Development Agency                 6.85        11/01/04       1,174,500

CALIFORNIA TAX-FREE BOND FUND - JUNE 30, 1997 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST       MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE           DATE             VALUE
CALIFORNIA MUNICIPAL BONDS - CONTINUED
$      500,000   Industry CA Urban Development Agency Project 3       6.60 %      11/01/02    $    539,250
     1,000,000   Industry CA Urban Development Agency Tax
                 Allocation MBIA Insured                              5.80        05/01/09       1,036,020
     1,000,000   Long Beach CA Finance Authority Revenue AMBAC
                 Insured                                              6.00        11/01/17       1,065,740
     2,900,000   Los Angeles CA Airport Revenue Series A FGIC
                 Insured                                              5.50        05/15/08       3,012,607
     1,000,000   Los Angeles CA Community College District COP
                 Series A CGIC Insured                                6.00        08/15/08       1,062,140
     2,775,000   Los Angeles CA Harbor Revenue Series B AMT           6.50        08/01/13       2,938,919
       110,000   Los Angeles CA SFMR Series A AMT Multiple
                 Credit Enhancements                                  7.55        12/01/23         114,365
     1,950,000   Los Angeles CA Unified School District
                 Certificates Participation Multiple Properties
                 Project Series A FSA Insured                         5.50        10/01/16       1,924,572
     1,000,000   Los Angeles County CA Metro Transportation
                 Authority Sales Tax Revenue Series B AMBAC
                 Insured                                              4.75        07/01/18         883,290
     2,500,000   Los Angeles County CA Metropolitan
                 Transportation Authority Sales Tax Revenue
                 Series A AMBAC Insured                               5.50        07/01/17       2,481,250
       480,000   Los Angeles County CA Transportation Commission
                 Sales Tax Revenue Series B FGIC Insured              6.50        07/01/15         510,960
     1,000,000   Menlo Park CA CDA Tax Allocation Revenue MBIA
                 Insured                                              5.38        06/01/16         972,650
     2,000,000   Mid Peninsula CA Regional Open Space District
                 Promissory Notes                                     7.00        09/01/14       2,207,640
     1,835,000   Mountain View CA Shoreline Regional Park
                 Community Tax Allocation MBIA Insured                5.50        08/01/13       1,840,156
     1,450,000   Nevada County CA Solid Waste Revenue                 6.50        10/01/06       1,557,445
     1,035,000   Northridge CA Water District AMBAC Insured           5.40        02/01/11       1,042,131
     1,000,000   Nuview CA USD COP                                    7.25        02/01/16       1,047,000

CALIFORNIA TAX-FREE BOND FUND - JUNE 30, 1997 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST       MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE           DATE             VALUE
CALIFORNIA MUNICIPAL BONDS - CONTINUED
$    1,500,000   Ontario CA RDFA Revenue Project One MBIA
                 Insured                                              6.00 %      08/01/15    $  1,521,990
     1,000,000   Orange County CA Water District Series A             5.50        08/15/10       1,003,880
     2,400,000   Pittsburg CA RDFA Tax Allocation Los Medanos
                 Community Project FGIC Insured                       5.50        08/01/07       2,485,032
     1,500,000   Pittsburg CA RDFA Tax Allocation Los Medanos
                 Community Project Series 90-1                        7.40        08/15/20       1,692,120
     1,000,000   Port of Oakland CA Special Facilities Revenue
                 Mitsui OSK Lines Limited Series A AMT LOC -
                 Industrial Bank of Japan Ltd                         6.70        01/01/07       1,068,050
     1,100,000   Richmond CA Joint Powers Financing Authority
                 Lease and Gas Tax Revenue Series A                   5.25        05/15/13       1,046,199
     1,055,000   Riverside CA Sewer Revenue FGIC Insured              5.00        08/01/10       1,040,684
     1,750,000   Riverside County CA Asset Leasing Corp Revenue
                 Riverside County Hospital Project A                  6.38        06/01/09       1,846,250
     3,000,000   Riverside County CA COP Series A                     6.88        11/01/09       3,213,540
     1,000,000   Riverside County CA PFA Special Tax Revenue
                 Series A MBIA Insured                                5.25        09/01/13         982,630
       275,000   Riverside County CA SFMR Project A AMT GNMA
                 Collateralized                                       6.85        10/01/16         303,421
     1,335,000   Roseville CA Joint USD Capital Appreciation
                 Series A                                             9.80 F      08/01/06         836,778
     1,900,000   Sacramento CA Light Rail Transportation Project      6.75        07/01/07       2,054,375
     3,600,000   Sacramento CA MUD Electric Revenue Series E
                 MBIA-IBC Insured                                     5.70        05/15/12       3,663,684
     3,000,000   Sacramento County Main Detention Facility MBIA
                 Insured                                              5.75        06/01/15       3,034,050
     1,000,000   San Bernardino CA Municipal Water Department
                 COP FGIC Insured                                     6.25        02/01/12       1,041,600
     1,000,000   San Buenaventura CA Capital Improvement Project
                 COP                                                  6.85        08/01/16       1,020,730

CALIFORNIA TAX-FREE BOND FUND - JUNE 30, 1997 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST       MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE           DATE             VALUE
CALIFORNIA MUNICIPAL BONDS - CONTINUED
$      230,000   San Carlos CA RDFA Tax Allocation Series A           7.00 %      09/01/01    $    252,402
       250,000   San Carlos CA RDFA Tax Allocation Series A           7.00        09/01/02         278,520
       225,000   San Carlos CA RDFA Tax Allocation Series A           7.00        09/01/03         250,668
       235,000   San Carlos CA RDFA Tax Allocation Series A           7.00        09/01/04         261,809
       235,000   San Carlos CA RDFA Tax Allocation Series A           7.10        09/01/05         262,692
     6,500,000   San Diego CA PFA Sewer Revenue FGIC Insured          5.00        05/15/15       6,124,625
       500,000   San Diego County CA Regional Transportation
                 Community Sales Tax Revenue Series A Escrowed
                 to Maturity                                          6.00        04/01/08         537,485
     2,715,000   San Elijo Joint Powers Authority San Diego
                 County CA Water Pollution Control Facility FGIC
                 Insured                                              5.38        03/01/13       2,676,040
     2,250,000   San Francisco CA BART Sales Tax Revenue FGIC
                 Insured                                              5.50        07/01/15       2,234,475
     2,000,000   San Joaquin Hills CA Transportation Corridor
                 Agency Toll Road Revenue Capital Appreciation        5.29 F      01/01/10       1,677,500
     2,500,000   San Jose CA RDA Tax Allocation MBIA Insured          5.00        08/01/20       2,288,650
     1,395,000   San Jose RDFA Merged Area Project MBIA Insured       5.25        08/01/16       1,344,320
     1,935,000   San Mateo County CA Board of Education COP           7.10        05/01/21       2,019,869
     1,700,000   Santa Clara County CA COP Multiple Facilities
                 Project AMBAC Insured                                6.00        05/15/12       1,755,250
       100,000   Santa Clara County CA COP Public Facilities
                 Corp                                                 7.75        11/01/08         108,159
       750,000   Santa Maria CA RDFA Town Center West Side
                 Parking Facilities FSA Insured                       5.25        06/01/11         743,183
     1,000,000   Santa Monica -- Malibu CA USD Facilities
                 Reconstruction Projects                              5.50        08/01/15       1,000,630

CALIFORNIA TAX-FREE BOND FUND - JUNE 30, 1997 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST       MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE           DATE             VALUE
CALIFORNIA MUNICIPAL BONDS - CONTINUED
$    1,195,000   Santa Rosa CA High School District FGIC Insured      5.90 %      05/01/13    $  1,232,368
     2,575,000   Santa Rosa CA Wastewater Revenue FGIC insured        4.90        09/01/11       2,462,473
     1,000,000   Santa Rosa CA Wastewater Treatment Plant FGIC
                 Insured                                              4.75        09/01/16         899,570
     1,530,000   Simi Valley CA USD FGIC Insured                      4.75        08/01/18       1,363,062
     1,500,000   Snowline CA Joint USD COP                            6.40        07/01/18       1,531,950
     1,000,000   South County CA Regional Wastewater Authority
                 Revenue Capital Improvement FGIC Insured             5.75        08/01/10       1,032,110
     1,000,000   Southern California State Public Power
                 Authority                                            5.50        07/01/12       1,003,230
       790,000   Southern California State SFMR Series A AMT
                 GNMA Collateralized                                  7.63        10/01/22         829,990
       465,000   Southern California State SFMR Series A AMT
                 GNMA Collateralized                                  7.63        10/01/23         490,124
       660,000   Southern California State SFMR Series A AMT
                 GNMA/FNMA Collateralized                             6.75        09/01/22         689,179
       695,000   Southern California State SFMR Series A AMT
                 GNMA/FNMA Collateralized                             7.35        09/01/24         724,148
     2,720,000   Stanislaus County CA COP Capital Improvement
                 Project Series A MBIA Insured                        5.00        05/01/10       2,670,931
        20,000   Stockton CA SFMR Government Agency
                 Collateralized                                       7.50        02/01/23          21,818
     5,690,000   Sulphur Springs CA USD Series A MBIA Insured         9.38 F      09/01/13       2,330,795
     1,465,000   Sunnyvale CA Elementary School District Series
                 A                                                    5.70        09/01/20       1,470,626
     1,000,000   Sunnyvale CA Financing Authority Utilities
                 Revenue Solid Waste Materials Series B AMT MBIA
                 Insured                                              6.00        10/01/08       1,053,830
     1,000,000   Temecula CA Community Services Recreational
                 Center Project                                       7.13        10/01/12       1,091,150
     1,000,000   Temecula Valley CA USD Series D FGIC Insured         6.00        09/01/14       1,029,120
     1,900,000   Torrance CA COP AMBAC Insured                        5.50        04/01/12       1,922,059

CALIFORNIA TAX-FREE BOND FUND - JUNE 30, 1997 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST       MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE           DATE             VALUE
CALIFORNIA MUNICIPAL BONDS - CONTINUED
$    1,705,000   Torrance CA COP AMBAC Insured                        5.75 %      04/01/16    $  1,731,837
     1,000,000   Twentynine Palms CA Water District CA COP            7.00        08/01/17       1,050,960
     1,000,000   University of California Housing System Revenue
                 Series A MBIA Insured                                5.00        11/01/13         945,250
     3,000,000   University of California Revenue Multiple
                 Purpose Project C AMBAC Insured                      5.25        09/01/11       2,981,190
     2,300,000   University of California Revenue Multiple
                 Purpose Projects Series C AMBAC Insured              5.25        09/01/12       2,261,517
     1,750,000   University of California Revenue Seismic Safety
                 Project MBIA Insured                                 5.50        11/01/10       1,782,813
       990,000   Upland CA HFA Revenue Issue A                        7.85        07/01/20       1,025,581
     1,000,000   Vacaville CA PFA Tax Allocation Redevelopment
                 Project MBIA Insured                                 6.35        09/01/22       1,037,760
     1,100,000   Vallejo CA Revenue Water Improvement Project
                 FSA Insured                                          5.70        05/01/16       1,107,359
     1,750,000   Walnut Creek CA John Muir Medical Center MBIA
                 Insured                                              5.00        02/15/16       1,617,718
     1,135,000   Walnut Valley CA USD Series C FGIC Insured           5.75        08/01/15       1,149,607
     5,000,000   West & Central Basin CA Financing Authority
                 Series A AMBAC Insured                               5.00        08/01/16       4,644,550
     1,500,000   West & Century Basin Finance Authority CA
                 Revenue West Basin Project AMBAC Insured             5.00        08/01/13       1,419,375
     1,000,000   Yolo County CA HFA Mortgage Revenue AMT FHA
                 Collateralized                                       7.20        08/01/33       1,071,050
                                                                                              ------------
                 TOTAL CALIFORNIA MUNICIPAL BONDS                                             $216,765,737
                 (Cost $207,944,263)

CALIFORNIA TAX-FREE BOND FUND - JUNE 30, 1997 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST       MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE           DATE             VALUE
SHORT-TERM INSTRUMENTS - 4.27%
CALIFORNIA VARIABLE RATE SECURITIES - 3.25%+
$    1,000,000   California State PCFA V/R Shell Oil Co Project
                 Series B                                             3.70 %      10/01/11    $  1,000,000
     1,000,000   Irvine Ranch CA Water District V/R                   3.75        10/01/05       1,000,000
       850,000   Los Angeles County CA IDA Komax System Inc V/R
                 AMT LOC - Dai-Ichi Kangyo Bank Ltd                   5.15        12/01/06         850,000
     1,250,000   Los Angeles County CA IDA V/R AMT LOC -
                 Dai-Ichi Kangyo Bank Ltd                             5.15        12/01/06       1,250,000
       850,000   Los Angeles County CA V/R                            5.00        12/01/05         850,000
     1,000,000   Orange County CA Sanitation District V/R LOC -
                 National Westminster Bank Plc                        3.75        08/01/15       1,000,000
     1,500,000   Orange County CA Water District LOC - National
                 Westminster Bank Plc                                 3.75        08/15/15       1,500,000
                                                                                              ------------
                                                                                              $  7,450,000

CALIFORNIA TAX-FREE BOND FUND - JUNE 30, 1997 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

    SHARES       SECURITY NAME                                                                       VALUE
SHORT-TERM INSTRUMENTS - CONTINUED
MONEY MARKET FUNDS - 1.02%
     2,336,807   Arbor Fund CA Tax-Exempt Portfolio                                           $  2,336,807
         1,019   Nuveen Institutional CA Tax-Exempt Fund                                             1,019
                                                                                              ------------
                                                                                              $  2,337,826

                 TOTAL SHORT-TERM INSTRUMENTS                                                 $  9,787,826
                 (Cost $9,787,826)

TOTAL INVESTMENTS IN SECURITIES

                 (Cost $217,732,089)* (Notes 1 and 3)                    98.77 %              $226,553,563
                 Other Assets and Liabilities, Net                        1.23                   2,821,967
                                                                        -------               ------------
                 TOTAL NET ASSETS                                       100.00 %              $229,375,530
                                                                        -------               ------------
                                                                        -------               ------------

 .........................................................................................................

 F   YIELD TO MATURITY.
 + THESE VARIABLE RATE SECURITIES ARE SUBJECT TO A DEMAND FEATURE WHICH REDUCES THE REMAINING NOTE.
 * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $   9,621,975
Gross Unrealized Depreciation        (800,501)
                                -------------
NET UNREALIZED APPRECIATION     $   8,821,474
                                -------------
                                -------------

The accompanying notes are an integral part of these financial statements.

CALIFORNIA TAX-FREE MONEY MARKET FUND - JUNE 30, 1997 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST       MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE           DATE             VALUE
SHORT-TERM CALIFORNIA MUNICIPAL SECURITIES - 91.07%
$     2,400,000  ABAG Finance Authority for Nonprofit Corp CA
                 Lucile Salter Packard Project V/R AMBAC Insured      3.90 %      08/01/23    $  2,400,000
      1,700,000  Alhambra CA IDA Sunclipse V/R LOC - Bank of
                 America                                              3.40        05/01/07       1,700,000
      1,605,000  Anaheim CA COP Police Facilities V/R                 3.90        08/01/08       1,605,000
      2,800,000  Anaheim CA Public Improvement V/R COP LOC -
                 Industrial Bank of Japan Ltd                         3.90        08/01/19       2,800,000
     10,000,000  California Health Facility Finance Authority
                 Revenue - Catholic Healthcare Series A MBIA
                 Insured                                              4.05        07/01/21      10,000,000
      2,385,000  California Health Facility Finance Authority
                 Revenue - Catholic Healthcare Series A MBIA
                 Insured                                              4.05        07/01/06       2,385,000
      1,000,000  California HFFA Revenue - Sutter Health Series
                 B                                                    3.75        03/01/20       1,000,000
      8,700,000  California HFFA V/R FSA Insured                      3.75        07/01/22       8,700,000
      5,600,000  California Pollution Control Finance Authority
                 Revenue V/R                                          3.85        12/01/18       5,600,000
        600,000  California Pollution Control Finance Authority
                 Revenue V/R                                          3.95        02/01/16         600,000
      3,600,000  California Pollution Control Revenue - Pacific
                 Gas & Electric                                       3.75        07/02/97       3,600,000
      9,055,000  California State DWR Central Valley Project
                 Revenue V/R                                          4.22        12/01/05       9,055,000
      1,000,000  California State Educational Facilities Revenue      5.00        12/01/97       1,005,079
        300,000  California State Health Facility Revenue Series
                 B AMBAC Insured                                      3.75        07/01/12         300,000
      2,600,000  California State HFFA Adventist Health System
                 V/R LOC - Toronto Dominion Bank                      3.95        08/01/21       2,600,000
      4,700,000  California State HFFA Catholic Healthcare
                 Series C V/R                                         4.05        07/01/20       4,700,000
      2,000,000  California State HFFA Childrens Hospital V/R
                 MBIA Insured                                         4.00        11/01/21       2,000,000

CALIFORNIA TAX-FREE MONEY MARKET FUND - JUNE 30, 1997 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST       MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE           DATE             VALUE
SHORT-TERM CALIFORNIA MUNICIPAL SECURITIES - CONTINUED
$     4,900,000  California State HFFA Kaiser Permanente V/R          3.85 %      05/01/28    $  4,900,000
        800,000  California State HFFA Kaiser Permanente V/R          4.05        11/01/19         800,000
      1,300,000  California State HFFA Revenue Catholic
                 Healthcare West V/R Series B MBIA Insured            4.05        07/01/16       1,300,000
      3,400,000  California State HFFA St Joseph Health Center
                 Series A V/R                                         3.70        07/01/13       3,400,000
        400,000  California State PCFA Pacific Gas & Electric
                 V/R Series F                                         3.85        11/01/26         400,000
      1,500,000  California State PCFA Shell Oil Company Project
                 V/R Series C                                         3.70        10/01/00       1,500,000
      5,000,000  California State PCFA Solid Waste Disposal
                 Revenue Colmac Energy Project Series B V/R AMT
                 LOC - Swiss Bank                                     3.95        12/01/16       5,000,000
      3,600,000  California State PCFA Solid Waste Disposal
                 Revenue Taormina Industries Project Series B
                 V/R LOC - Sanwa Bank                                 4.15        08/01/14       3,600,000
      4,100,000  California State PCFA Southern California
                 Edison V/R Series D                                  5.20        02/28/08       4,100,000
      2,400,000  California State PCFA Stanislaus Project V/R
                 AMT LOC - Swiss Bank                                 3.85        12/01/17       2,400,000
      6,000,000  California State PCFA Western Waste Industries
                 Project V/R LOC - Citibank                           4.00        12/01/00       6,000,000
     18,525,000  California State School Cash Reserve Projects
                 Authority Series A                                   4.75        07/02/97      18,525,480
     10,000,000  California State School Cash Reserve Projects
                 Authority Series A                                   4.75        07/02/98      10,086,600
      2,500,000  California Statewide CDA Apartment Development
                 Revenue Series A-6 V/R FNMA Collateralized           4.00        05/15/25       2,500,000
        500,000  California Statewide CDA Apartment Revenue
                 Series A-7 V/R AMT FNMA Collateralized               4.05        05/15/25         500,000
      2,100,000  California Statewide CDA COP                         4.10        06/01/26       2,100,000

CALIFORNIA TAX-FREE MONEY MARKET FUND - JUNE 30, 1997 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST       MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE           DATE             VALUE
SHORT-TERM CALIFORNIA MUNICIPAL SECURITIES - CONTINUED
$     4,800,000  California Statewide CDA St Joseph Health
                 System V/R                                           3.90 %      07/01/08    $  4,800,000
      1,910,000  California Statwide CDA Industrial Revenue Tri
                 H Food Multiple LOC's                                4.15        08/01/11       1,910,000
      1,210,000  Central Coast Water Authority California
                 Revenue Series A AMBAC Insured                       4.00        10/01/97       1,211,028
     11,200,000  Chula Vista CA IDA Revenue Daily San Diego Gas
                 & Electric                                           3.75        07/01/21      11,200,000
      3,400,000  Chula Vista CA Industrial Development Revenue
                 San Diego Gas & Electric Series B                    5.40        12/01/21       3,400,000
        600,000  Colton CA RDFA MFHR V/R LOC - Federal Home Loan
                 Bank of San Francisco                                3.90        05/01/10         600,000
      1,100,000  Concord CA MFHR Bel Air Apartments V/R AMT LOC
                 -Bank of America                                     3.85        12/01/16       1,100,000
      3,000,000  Contra Costa County CA TRAN                          4.50        07/03/97       3,000,095
      2,000,000  Duarte CA RDFA COP Johnson Duarte Partners
                 Project V/R Series B LOC - Bank of America           3.95        12/01/14       2,000,000
      8,100,000  Eagle Trust V/R Series 94 MBIA Insured               4.30        09/01/03       8,100,000
      1,300,000  Foothill / Eastern CA Transportation Corridor
                 Agency Toll Road Revenue Series C V/R LOC -
                 Credit Suisse                                        3.90        01/02/35       1,300,000
      6,000,000  Foothill / Eastern CA Transportation Corridor
                 Toll Road Development Series D V/R LOC -
                 Industrial Bank of Japan Ltd                         4.10        01/02/35       6,000,000
      3,200,000  Fremont CA MFHR V/R Creekside Village
                 Apartments LOC - National Westminster Bank Plc       3.90        09/01/07       3,200,000
      4,000,000  Fresno CA USD                                        4.50        08/14/97       4,002,764
      5,000,000  Fresno City CA TRAN Series A                         4.75        09/29/97       5,014,308
      3,635,000  Huntington Beach CA MFHR Seabridge Villas V/R
                 LOC - Bank of America                                4.00        02/01/10       3,635,000
        900,000  Irvine CA Development Revenue V/R                    3.75        09/02/21         900,000

CALIFORNIA TAX-FREE MONEY MARKET FUND - JUNE 30, 1997 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST       MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE           DATE             VALUE
SHORT-TERM CALIFORNIA MUNICIPAL SECURITIES - CONTINUED
$       100,000  Irvine CA IDA Improvement Bond V/R LOC -
                 National Westminster Bank Plc                        3.75 %      09/02/15    $    100,000
      1,600,000  Irvine CA IDA Irvine East Investment Co V/R LOC
                 -Bank of America                                     3.75        12/01/05       1,600,000
      4,200,000  Irvine CA Public Facilities & Infrastructure
                 Authority Lease Revenue V/R Capital Improvement
                 Project                                              4.00        11/01/10       4,200,000
        100,000  Irvine Ranch CA Water District LOC - National
                 Westminster Bank Plc                                 3.75        08/01/16         100,000
      1,000,000  Irvine Ranch CA Water District V/R                   3.75        10/01/05       1,000,000
        600,000  Irvine Ranch CA Water District V/R                   3.75        09/01/06         600,000
        500,000  Irvine Ranch CA Water District V/R                   3.80        11/15/13         500,000
      5,100,000  Irvine Ranch CA Water District V/R LOC - Bank
                 of America                                           3.75        04/01/33       5,100,000
      2,000,000  Irwindale CA IDA Revenue Toys R Us Project           4.25        12/01/19       2,000,000
      1,000,000  Kern CO COP Public Facilities Project Series D
                 V/R                                                  4.00        08/01/06       1,000,000
      6,500,000  Long Beach CA Health Facilities Memorial Health
                 Services V/R                                         3.95        10/01/16       6,500,000
        300,000  Los Angeles CA Community RDFA MFHR Skyline at
                 Southpark Phase II V/R LOC - Industrial Bank of
                 Japan Ltd                                            4.20        12/01/05         300,000
        500,000  Los Angeles CA MFHR Series B V/R AMT LOC -
                 Federal Home Loan Bank of San Francisco              4.25        12/01/26         500,000
      3,300,000  Los Angeles CA MFHR V/R AMT LOC - Federal Home
                 Loan Bank of San Francisco                           4.25        08/01/26       3,300,000
      1,000,000  Los Angeles County CA HFA MFHR Harbor Cove
                 Project V/R LOC - Citibank                           4.00        10/01/06       1,000,000
      2,800,000  Los Angeles County CA HFA MFHR Sand Canyon
                 Ranch Project V/R LOC - Citibank                     4.00        11/01/06       2,800,000

CALIFORNIA TAX-FREE MONEY MARKET FUND - JUNE 30, 1997 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST       MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE           DATE             VALUE
SHORT-TERM CALIFORNIA MUNICIPAL SECURITIES - CONTINUED
$     2,300,000  Los Angeles County CA Metropolitan
                 Transportation Authority Sales Tax Revenue V/R
                 Series A                                             4.00 %      07/01/20    $  2,300,000
      2,700,000  Los Angeles County CA Pension Obligation V/R
                 Series A AMBAC Insured                               3.90        06/30/07       2,700,000
     15,000,000  Los Angeles County CA TRAN                           4.50        06/30/98      15,093,600
      1,100,000  Los Angeles County CA Transportation Commission
                 Sales Tax Revenue V/R FGIC Insured                   3.90        07/01/12       1,100,000
     12,800,000  Metropolitan Water District of Southern
                 California                                           3.70        08/15/97      12,800,000
      2,900,000  Montebello CA V/R LOC - Bank of America              3.40        04/01/15       2,900,000
      2,000,000  Monterey County CA Financing Authority Water
                 Reclamation Projects V/R AMT LOC - Dai-Ichi
                 Bank Ltd                                             4.25        09/01/36       2,000,000
      2,265,000  Monterey County CA Regional Waste Management
                 Authority Revenue                                    7.88 F      12/01/17       2,349,016
      8,500,000  Northern California State Public Power Revenue
                 Geothermeal Project 3A AMBAC Insured                 3.90        07/01/05       8,500,000
      2,000,000  Ontario CA MFHR Vineyard Village Apartments V/R
                 LOC - Industrial Bank of Japan Ltd                   4.10        12/01/05       2,000,000
      1,000,000  Orange County CA Apartment Development Revenue
                 Series U                                             3.98        11/01/09       1,000,000
      2,000,000  Orange County CA HFA Vintage Wood Apartments
                 V/R LOC - Mitsubishi Bank Ltd                        3.85        11/01/08       2,000,000
      4,400,000  Orange County CA Sanitation District Multiple
                 Credit Enhancments                                   4.00        08/01/13       4,400,000
      2,200,000  Orange County CA Sanitation District V/R LOC -
                 National Westminster Bank Plc                        3.75        08/01/15       2,200,000

CALIFORNIA TAX-FREE MONEY MARKET FUND - JUNE 30, 1997 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST       MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE           DATE             VALUE
SHORT-TERM CALIFORNIA MUNICIPAL SECURITIES - CONTINUED
$     8,600,000  Orange County CA Sanitation District V/R
                 Multiple Credit Enhancements                         3.75 %      08/01/16    $  8,600,000
      2,500,000  Redlands CA Certificates Participation Water
                 Treatment Facilities Project FGIC Insured            4.00        09/01/15       2,500,000
      5,000,000  Regents of the University of California              3.55        08/18/97       5,000,000
      2,000,000  Regents of the University of California              3.70        11/14/97       2,000,000
        200,000  Sacramento County CA MFHR Series A V/R LOC -
                 Dai-Ichi Kangyo Bank Ltd                             4.25        01/00/00         200,000
     13,700,000  Sacramento County CA Tax & Revenue Anticipation
                 Notes                                                4.50        09/30/97      13,732,201
      2,780,000  Salinas CA MFHR Brentwood Gardens V/R LOC -
                 Bank of America                                      3.75        03/01/05       2,780,000
      2,185,000  San Bernardino County CA MFHR V/R LOC - Federal
                 Home Loan Bank of San Francisco                      4.05        05/01/17       2,185,000
      3,000,000  San Bernardino County CA TRAN                        4.50        06/30/98       3,018,720
      5,000,000  San Diego CA MFHR Lusk Mira Mesa Apartments V/R
                 LOC - Bank of America                                3.85        04/01/07       5,000,000
      2,000,000  San Diego County CA TRAN                             4.38        09/30/97       2,004,041
      4,900,000  San Francisco CA City & County V/R LOC -
                 Industrial Bank of Japan Ltd                         4.22        12/01/05       4,900,000
      1,500,000  San Francisco CA MFHR Winterland Project V/R
                 LOC - Citibank                                       4.00        06/01/06       1,500,000
      4,150,000  San Francisco CA RDFA MFHR Rincon Center V/R
                 LOC - Citibank                                       4.00        12/01/06       4,150,000
      1,320,000  San Francisco City & County TRAN                     7.25        10/01/15       1,351,785
      1,175,000  San Joaquin County CA TRAN                           4.50        01/15/98       1,180,852
      1,300,000  San Jose CA MFHR Kimberly Woods Apartments V/R
                 LOC - Bank of America                                3.75        11/01/08       1,300,000
      2,500,000  San Mateo County CA Utility District                 4.50        07/01/98       2,516,850
        200,000  Santa Clara CA Electric Revenue V/R Series 85A
                 LOC - National Westminster Bank Plc                  4.00        07/01/10         200,000

CALIFORNIA TAX-FREE MONEY MARKET FUND - JUNE 30, 1997 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST       MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE           DATE             VALUE
SHORT-TERM CALIFORNIA MUNICIPAL SECURITIES - CONTINUED
$       400,000  Santa Clara CA Electric Revenue V/R Series 85B
                 LOC - National Westminster Bank Plc                  4.00 %      07/01/10    $    400,000
      1,000,000  Santa Clara County CA MFHR Foxchase Apartments
                 V/R Series E FGIC Insured                            4.00        11/01/07       1,000,000
      6,800,000  Simi Valley CA MFHR Lincoln Wood Ranch V/R LOC
                 -Sumitomo Bank                                       4.15        06/01/10       6,800,000
      1,000,000  Southern California State Public Power
                 Authority Palo Verde Project Series B AMBAC
                 Insured                                              3.90        07/01/09       1,000,000
      2,200,000  Southern California State Public Power
                 Authority Southern Transmission Project V/R LOC
                 -Swiss Bank                                          3.90        07/01/19       2,200,000
     15,935,000  Southern California Waterworks Revenue Series A
                 AMBAC Insured                                        4.00        06/01/23      15,935,000
      5,000,000  State of California GOP                              3.75        07/02/97       5,000,000
      2,100,000  Tracy CA MFHR Sycamore Village Apartments V/R
                 LOC - Bank of America                                4.00        05/01/15       2,100,000
      4,805,000  Turlock CA Irrigation District Revenue V/R
                 Series A LOC - Canadian Imperial Bank of
                 Commerce                                             3.90        01/01/14       4,805,000
      2,600,000  Tustin CA Improvement Bond V/R                       3.75        09/02/13       2,600,000
      2,000,000  Vacaville CA MFHR Western Properties Sycamores
                 Project V/R LOC - Bank of America                    4.00        04/01/05       2,000,000
      2,600,000  Walnut Creek CA MFHR Creekside Drive Apartments
                 V/R LOC - Bank of America                            4.00        04/01/07       2,600,000
                                                                                              ------------
                 TOTAL SHORT-TERM CALIFORNIA MUNICIPAL SECURITIES                             $391,037,419

CALIFORNIA TAX-FREE MONEY MARKET FUND - JUNE 30, 1997 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

    SHARES       SECURITY NAME                                                                       VALUE
MONEY MARKET FUNDS - 2.80%
     11,000,000  Arbor Fund CA Tax-Exempt Portfolio                                           $ 11,000,000
      1,000,000  Dreyfus General California Fund                                                 1,000,000
                                                                                              ------------
                 TOTAL MONEY MARKET FUNDS                                                     $ 12,000,000

TOTAL INVESTMENTS IN SECURITIES

                 (Cost $403,037,419)* (Note 1)                           93.87 %              $403,037,419
                 Other Assets and Liabilities, Net                        6.13                  26,334,703
                                                                        -------               ------------
                 TOTAL NET ASSETS                                       100.00 %              $429,372,122
                                                                        -------               ------------
                                                                        -------               ------------

 .........................................................................................................

 F   YIELD TO MATURITY.
 * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES.

The accompanying notes are an integral part of these financial statements.

INDEX ALLOCATION FUND - JUNE 30, 1997 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

    SHARES       SECURITY NAME                                                        COST           VALUE
COMMON STOCKS - 68.80%
         3,518   3Com Corp+                                                   $    179,536    $    158,310
         8,355   Abbott Laboratories                                               414,395         557,696
           743   Adobe Systems Inc                                                  33,851          26,051
         1,497   Advanced Micro Devices+                                            39,821          53,892
           266   Aegon N.V. ADR Class A                                             21,420          18,637
           279   Aeroquip-Vickers Inc                                                9,748          13,183
         1,630   Aetna Inc                                                         130,137         166,871
         1,156   Ahmanson (H F) & Co                                                34,515          49,708
         1,244   Air Products & Chemicals Inc                                       78,061         101,075
         5,359   Airtouch Communications+                                          143,857         146,703
           596   Alberto-Culver Co Class B                                          12,763          16,688
         2,702   Albertson's Inc                                                    90,168          98,623
         2,446   Alcan Aluminium Ltd                                                79,647          84,846
         1,853   Allegheny Teledyne Inc                                             38,628          50,031
           689   Allergan Inc                                                       21,675          21,919
         3,069   Allied Signal Inc                                                 181,746         257,796
         4,806   Allstate Corp                                                     235,063         350,838
         2,006   Alltel Corp                                                        58,060          67,076
         1,814   Aluminum Co of America                                            102,537         136,730
           915   ALZA Corp+                                                         22,586          26,478
         1,320   Amdahl Corp+                                                       14,999          11,550
         1,044   Amerada Hess Corp                                                  56,999          58,007
         1,978   American Electric Power Inc                                        75,068          83,076
         5,051   American Express Corp                                             239,740         376,300
         2,582   American General Corp                                              94,814         123,291
           795   American Greetings Corp Class A                                    23,307          29,514
         6,805   American Home Products Corp                                       363,615         520,583
         5,018   American International Group Inc                                  499,243         749,564
         1,568   American Stores Co                                                 54,221          77,420
         5,836   Ameritech Corp                                                    312,933         396,483
         2,849   Amgen Inc+                                                        143,409         165,598
         5,306   Amoco Corp                                                        399,860         461,290
         2,340   AMP Inc                                                            93,835          97,695
           985   AMR Corp+                                                          87,882          91,113
           964   Andrew Corp+                                                       26,905          27,113

INDEX ALLOCATION FUND - JUNE 30, 1997 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

    SHARES       SECURITY NAME                                                        COST           VALUE
COMMON STOCKS - CONTINUED
         5,318   Anheuser-Busch Inc                                           $    187,123    $    223,024
         1,785   Aon Corp                                                           72,456          92,374
         1,268   Apple Computer Inc+                                                40,649          18,069
         1,944   Applied Materials Inc+                                             83,584         137,660
         5,784   Archer-Daniels-Midland Co                                         111,416         135,924
         1,014   Armco Inc+                                                          5,761           3,929
           426   Armstrong World Industries Inc                                     27,042          31,258
           455   ASARCO Inc                                                         13,133          13,934
           747   Ashland Inc                                                        30,784          34,642
        17,328   AT & T Corp                                                       634,924         607,563
         3,492   Atlantic Richfield Corp                                           225,294         246,186
           530   Autodesk Inc                                                       18,534          20,306
         3,137   Automatic Data Processing                                         122,047         147,439
         1,597   AutoZone Inc+                                                      44,941          37,629
         1,125   Avery Dennison Corp                                                31,041          45,141
         1,411   Avon Products Inc                                                  65,520          99,564
         1,591   Baker Hughes Inc                                                   50,445          61,552
           368   Ball Corp                                                          10,289          11,063
         1,517   Baltimore Gas & Electric Co                                        39,274          40,485
         6,098   Banc One Corp                                                     248,592         295,372
         4,226   Bank of New York Inc                                              121,513         183,831
         7,764   BankAmerica Corp                                                  319,136         501,263
         1,669   BankBoston Corp                                                   100,917         120,272
           848   Bankers Trust N Y Corp                                             62,129          73,776
           641   Bard (C R) Inc                                                     18,503          23,276
         2,313   Barnett Banks Inc                                                  85,607         121,433
         3,771   Barrick Gold Corp                                                  97,158          82,962
         2,194   Battle Mountain Gold Co                                            17,420          12,478
           643   Bausch & Lomb Inc                                                  25,452          30,301
         2,884   Baxter International Inc                                          114,064         150,689
         2,042   Bay Networks Inc+                                                  71,405          54,241
         1,350   Becton Dickinson & Co                                              47,955          68,344
         4,729   Bell Atlantic Corp                                                293,106         358,813
        10,590   BellSouth Corp                                                    397,286         491,111
           600   Bemis Co Inc                                                       20,492          26,025

INDEX ALLOCATION FUND - JUNE 30, 1997 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

    SHARES       SECURITY NAME                                                        COST           VALUE
COMMON STOCKS - CONTINUED
           613   Beneficial Corp                                              $     36,938    $     43,561
         1,090   Bethlehem Steel Corp+                                              13,478          11,377
         1,030   Beverly Enterprises+                                               13,757          16,738
         1,147   Biomet Inc+                                                        18,222          21,363
         1,024   Black & Decker Corp                                                34,621          38,080
         1,111   Block (H & R) Inc                                                  39,623          35,830
         7,688   Boeing Co                                                         317,624         407,945
           511   Boise Cascade Corp                                                 17,408          18,045
         2,118   Boston Scientific Corp+                                           101,152         130,125
           270   Briggs & Stratton Corp                                             10,549          13,500
        10,678   Bristol-Myers Squibb Co                                           527,005         864,918
           771   Brown-Forman Corp Class B                                          32,884          37,634
         2,317   Browning-Ferris Industries Inc                                     74,398          77,040
         1,074   Brunswick Corp                                                     25,781          33,563
         1,636   Burlington Northern Santa Fe                                      122,388         147,036
         1,333   Burlington Resources Inc                                           58,411          58,819
         1,700   Cabletron Systems Inc+                                             57,846          48,131
           462   Caliber System Inc                                                 14,736          17,210
         5,038   Campbell Soup Co                                                  170,288         251,900
         1,139   Cardinal Health Inc                                                66,178          65,208
         1,592   Carolina Power & Light Co                                          52,484          57,113
           827   Case Corp                                                          41,860          56,960
         2,047   Caterpillar Inc                                                   146,723         219,797
           277   Centex Corp                                                         9,425          11,253
         2,231   Central & South West Corp                                          56,399          47,409
           845   Ceridian Corp+                                                     36,517          35,701
         1,041   Champion International Corp                                        46,016          57,515
           979   Charming Shoppes Inc+                                               5,031           5,109
         4,747   Chase Manhattan Bank                                              348,241         460,756
         6,981   Chevron Corp                                                      411,474         516,158
         7,554   Chrysler Corp                                                     217,627         247,866
         1,821   Chubb Corp                                                         91,835         121,779
           833   CIGNA Corp                                                         98,853         147,858
           407   Cincinnati Milacron Inc                                             9,655          10,557
         1,700   Cinergy Corp                                                       51,207          59,181

INDEX ALLOCATION FUND - JUNE 30, 1997 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

    SHARES       SECURITY NAME                                                        COST           VALUE
COMMON STOCKS - CONTINUED
         1,051   Circuit City Stores Inc                                      $     31,709    $     37,376
         7,073   Cisco Systems Inc+                                                357,501         474,775
         4,983   Citicorp                                                          452,278         600,763
           593   Clorox Co                                                          54,548          78,276
         1,155   Coastal Corp                                                       47,057          61,432
        26,653   Coca-Cola Co                                                    1,190,438       1,859,047
         1,828   Cognizant Corp                                                     59,400          74,034
         3,161   Colgate-Palmolive Co                                              141,018         206,255
           565   Columbia Gas System Inc                                            26,985          36,866
         7,231   Columbia HCA Healthcare Corp                                      243,912         284,269
         3,435   Comcast Corp Class A                                               57,593          73,423
         1,109   Comerica Inc                                                       53,942          75,412
         2,900   Compaq Computer Corp+                                             182,381         287,825
         3,862   Computer Associates International Inc                             175,247         215,065
           802   Computer Sciences Corp+                                            58,140          57,844
         2,527   ConAgra Inc                                                       111,201         162,044
         2,099   Conseco Inc                                                        78,326          77,663
         2,543   Consolidated Edison Co                                             74,655          74,860
           990   Consolidated Natural Gas Co                                        49,453          53,274
         1,220   Cooper Industries Inc                                              51,658          60,695
           845   Cooper Tire & Rubber Co                                            19,431          18,590
           362   Coors (Adolph) Co Class B                                           6,942           9,638
         2,219   CoreStates Financial Corp                                         106,796         119,271
         2,442   Corning Inc                                                        83,128         135,836
         2,214   Costco Companies Inc+                                              46,655          72,785
         1,107   Countrywide Credit Industries Inc                                  36,966          34,525
         1,562   CPC International Inc                                             113,293         144,192
           488   Crane Co                                                           14,405          20,405
         1,406   Crown Cork & Seal Co                                               71,089          75,133
         2,310   CSX Corp                                                          100,336         128,205
         4,262   CUC International Inc+                                            102,027         110,013
           392   Cummins Engine Co Inc                                              19,414          27,661
         1,747   CVS Corp                                                           72,337          89,534
         1,006   Cyprus Amax Minerals                                               25,798          24,647
         1,051   Dana Corp                                                          31,468          39,938

INDEX ALLOCATION FUND - JUNE 30, 1997 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

    SHARES       SECURITY NAME                                                        COST           VALUE
COMMON STOCKS - CONTINUED
         1,535   Darden Restaurants Inc                                       $     15,483    $     13,911
           355   Data General Corp+                                                  5,504           9,230
         2,307   Dayton-Hudson Corp                                                 79,041         122,704
         2,692   Deere & Co                                                        100,568         147,724
         1,799   Dell Computer Corp+                                                91,415         211,270
           755   Delta Air Lines Inc                                                61,061          61,910
           908   Deluxe Corp                                                        28,420          30,986
         1,650   Digital Equipment Corp+                                            67,428          58,472
         1,204   Dillards Inc Class A                                               35,296          41,689
         7,209   Disney (Walt) Co                                                  506,879         578,522
         1,934   Dominion Resources Inc                                             72,526          70,833
         1,599   Donnelley (R R) & Sons Co                                          55,548          58,563
         1,167   Dover Corp                                                         54,194          71,771
         2,568   Dow Chemical Co                                                   197,275         223,737
         1,001   Dow Jones & Co Inc                                                 37,096          40,228
         1,863   Dresser Industries Inc                                             52,939          69,397
         1,199   DSC Communications Corp+                                           34,856          26,678
         1,527   DTE Energy Co                                                      45,837          42,183
         3,872   Duke Power Co                                                     150,287         185,614
         1,828   Dun & Bradstreet Corp                                              40,189          47,985
        12,050   DuPont (E I) de Nemours                                           509,696         757,644
           201   Eastern Enterprises                                                 6,477           6,972
           871   Eastman Chemical Co                                                50,816          55,309
         3,522   Eastman Kodak Co                                                  255,941         270,314
           861   Eaton Corp                                                         56,129          75,176
           658   Echlin Inc                                                         22,589          23,688
         1,425   Echo Bay Mines Ltd                                                 11,937           8,016
           680   Ecolab Inc                                                         21,799          32,470
         4,627   Edison International                                               86,683         115,097
           462   EG & G Inc                                                          8,174          10,395
         2,663   EMC Corp+                                                          74,039         103,857
         4,780   Emerson Electric Co                                               208,768         263,199
         1,551   Engelhard Corp                                                     35,413          32,474
         2,684   Enron Corp                                                        107,686         109,541
           682   Enserch Corp                                                       13,106          15,175

INDEX ALLOCATION FUND - JUNE 30, 1997 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

    SHARES       SECURITY NAME                                                        COST           VALUE
COMMON STOCKS - CONTINUED
         2,482   Entergy Corp                                                 $     64,031    $     67,945
         1,616   Equifax Inc                                                        57,396          60,095
        26,553   Exxon Corp                                                      1,173,845       1,633,010
         1,232   Federal Express Corp+                                              50,714          71,148
         7,604   Federal Home Loan Mortgage Corp                                   182,925         261,388
        11,398   Federal National Mortgage Assoc                                   378,786         497,238
         2,209   Federated Department Stores Inc+                                   69,745          76,763
         1,183   Fifth Third Bancorp                                                78,056          97,043
         1,420   First Bank System Inc                                              90,446         121,233
         3,404   First Chicago NBD Corp                                            152,628         205,942
         4,813   First Data Corp                                                   174,260         211,471
         3,080   First Union Corp                                                  199,868         284,900
         2,775   Fleet Financial Group Inc                                         130,077         175,519
           361   Fleetwood Enterprises Inc                                           9,700          10,762
           346   Fleming Co Inc                                                      7,534           6,228
           874   Fluor Corp                                                         52,373          48,234
           407   FMC Corp+                                                          29,998          32,331
        12,646   Ford Motor Co                                                     409,027         477,387
         1,832   Fortune Brands Inc                                                 58,895          68,357
           394   Foster Wheeler Corp                                                14,889          15,957
         1,914   FPL Group Inc                                                      81,887          88,164
         2,036   Freeport McMoRan Copper & Gold Inc Class B                         59,133          63,371
         1,731   Frontier Corp                                                      38,777          34,512
           796   Fruit of the Loom Inc Class A+                                     24,385          24,676
         1,547   Gannett Co Inc                                                    109,746         152,766
         2,978   Gap Inc                                                            76,756         115,770
           700   General Dynamics Corp                                              44,156          52,500
        35,204   General Electric Co                                             1,496,537       2,301,425
         1,458   General Instrument Corp+                                           36,748          36,450
         1,759   General Mills Inc                                                 100,103         114,555
         7,833   General Motors Corp                                               405,433         436,200
           911   General Re Corp                                                   137,441         165,802
           528   General Signal Corp                                                20,779          23,034
         1,970   Genuine Parts Co                                                   57,950          66,734
           957   Georgia-Pacific Corp                                               74,548          81,704

INDEX ALLOCATION FUND - JUNE 30, 1997 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

    SHARES       SECURITY NAME                                                        COST           VALUE
COMMON STOCKS - CONTINUED
           671   Giant Food Inc Class A                                       $     22,153    $     21,724
           316   Giddings & Lewis Inc                                                5,254           6,597
         5,904   Gillette Co                                                       400,408         559,404
           565   Golden West Financial                                              30,991          39,550
           573   Goodrich (B F) Co                                                  19,931          24,818
         1,662   Goodyear Tire & Rubber Co                                          76,646         105,225
         1,329   GPU Inc                                                            42,791          47,678
           860   Grace W.R. & Co                                                    45,398          47,408
           551   Grainger (W W) Inc                                                 39,154          43,081
           372   Great Atlantic & Pacific Tea Co                                    10,104          10,114
           607   Great Lakes Chemical Corp                                          35,356          31,792
         1,514   Great Western Financial Corp                                       45,845          81,378
         1,504   Green Tree Financial Inc                                           55,049          53,580
        10,258   GTE Corp                                                          412,643         450,070
           840   Guidant Corp                                                       51,793          71,400
         1,326   Halliburton Co                                                     74,504         105,086
           716   Harcourt General Inc                                               31,829          34,100
           280   Harland (John H) Co                                                 7,003           6,388
           514   Harnischfeger Industries Inc                                       20,119          21,331
         1,038   Harrah's Entertainment Inc+                                        25,450          18,944
           460   Harris Corp                                                        29,586          38,640
         1,276   Hartford Financial Services Group                                  75,100         105,589
         1,388   Hasbro Inc                                                         33,788          39,385
         3,643   Healthsouth Corp+                                                  77,701          90,847
         3,970   Heinz (H J) Co                                                    138,211         183,116
           221   Helmerich & Payne Inc                                               9,082          12,735
         1,054   Hercules Inc                                                       52,289          50,460
         1,623   Hershey Foods Corp                                                 64,518          89,772
        10,867   Hewlett Packard Co                                                490,521         608,552
         1,732   HFS Inc+                                                          110,717         100,456
         2,614   Hilton Hotels Corp                                                 59,388          69,434
         5,119   Home Depot Inc                                                    252,636         352,891
         1,495   Homestake Mining Co                                                23,832          19,528
         1,385   Honeywell Inc                                                      77,406         105,087
         1,066   Household International Inc                                        85,020         125,188

INDEX ALLOCATION FUND - JUNE 30, 1997 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

    SHARES       SECURITY NAME                                                        COST           VALUE
COMMON STOCKS - CONTINUED
         2,454   Houston Industries Inc                                       $     51,819    $     52,608
         1,721   Humana Inc+                                                        41,716          39,798
         1,424   IKON Office Solutions                                              50,694          35,511
         2,657   Illinois Tool Works Inc                                            93,691         132,684
         1,820   Inco Ltd                                                           56,665          54,714
         1,137   Ingersoll-Rand Co                                                  48,953          70,210
           493   Inland Steel Industries Inc                                        12,209          12,880
         8,770   Intel Corp                                                        827,639       1,243,696
           430   Intergraph Corp+                                                    4,444           3,655
        10,669   International Business Machines Corp                              685,338         962,210
         1,132   International Flavors & Fragrances                                 53,713          57,166
         3,209   International Paper Co                                            131,927         155,837
           911   Interpublic Group Cos Inc                                          42,981          55,856
         1,275   ITT Corp+                                                          65,274          77,855
         1,277   ITT Industries Inc                                                 29,493          32,883
           886   James River Corp                                                   25,808          32,782
           784   Jefferson-Pilot Corp                                               39,709          54,782
        14,216   Johnson & Johnson                                                 655,040         915,155
           879   Johnson Controls Inc                                               33,312          36,094
           375   Jostens Inc                                                         8,145           9,891
         5,193   K Mart Corp                                                        65,880          63,614
           382   Kaufman & Broad Home Corp                                           5,392           6,709
         2,287   Kellogg Co                                                        160,143         195,824
           568   Kerr-McGee Corp                                                    35,363          35,997
         2,445   KeyCorp                                                           102,437         136,614
         6,001   Kimberly-Clark Corp                                               238,336         298,550
           355   King World Productions+                                            14,160          12,425
         1,010   Knight-Ridder Inc                                                  34,571          49,553
         2,707   Kroger Co+                                                         54,823          78,503
         3,220   Laidlaw Inc Class B                                                35,003          44,476
         5,895   Lilly (Eli) & Co                                                  365,774         644,397
         2,897   Limited Inc                                                        57,440          58,664
         1,084   Lincoln National Corp                                              54,779          69,783
           800   Liz Claiborne Inc                                                  27,791          37,300
         2,057   Lockheed Martin Corp                                              158,065         213,028

INDEX ALLOCATION FUND - JUNE 30, 1997 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

    SHARES       SECURITY NAME                                                        COST           VALUE
COMMON STOCKS - CONTINUED
         1,239   Loews Corp                                                   $     93,260    $    124,055
           403   Longs Drug Stores Corp                                              8,071          10,554
           375   Louisiana Land & Exploration Co                                    19,189          21,422
         1,148   Louisiana-Pacific Corp                                             27,881          24,252
         1,860   Lowe's Co Inc                                                      64,258          69,053
         1,534   LSI Logic Corp+                                                    53,718          49,088
         6,795   Lucent Technologies Inc                                           350,660         489,665
           750   Mallinckrodt Inc                                                   28,587          29,250
           623   Manor Care Inc                                                     13,648          20,325
         1,417   Marriott International                                             65,458          86,968
         1,684   Marsh & McLennan Companies Inc                                     84,618         120,196
         1,754   Masco Corp                                                         57,758          73,230
         3,076   Mattel Inc                                                         78,573         104,200
         2,638   May Department Stores Co                                          108,835         124,646
         1,012   Maytag Corp                                                        19,370          26,439
           431   MBIA Inc                                                           45,009          48,622
         3,570   MBNA Corp                                                          78,696         130,751
           613   McDermott International Inc                                        15,003          17,892
         7,427   McDonald's Corp                                                   318,943         358,817
         2,302   McDonnell Douglas Corp                                            104,270         157,687
         1,097   McGraw-Hill Inc                                                    50,126          64,517
         7,305   MCI Communications                                                202,980         279,645
           539   Mead Corp                                                          30,308          33,553
         2,586   Medtronic Inc                                                     147,140         209,466
         2,756   Mellon Bank Corp                                                   84,863         124,365
           441   Mercantile Stores Co Inc                                           21,814          27,755
        12,862   Merck & Co Inc                                                    870,577       1,331,217
           563   Meredith Corp                                                      10,307          16,327
         3,533   Merrill Lynch & Co Inc                                            122,894         210,655
         1,333   MGIC Investment Corp                                               46,964          63,901
         2,229   Micron Technology Inc                                              89,083          89,021
        12,921   Microsoft Corp+                                                   876,573       1,632,891
           502   Millipore Corp                                                     19,789          22,088
         4,444   Minnesota Mining & Manufacturing Co                               320,638         453,288
         8,406   Mobil Corp                                                        480,295         587,369

INDEX ALLOCATION FUND - JUNE 30, 1997 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

    SHARES       SECURITY NAME                                                        COST           VALUE
COMMON STOCKS - CONTINUED
         6,318   Monsanto Co                                                  $    182,827    $    272,069
         1,004   Moore Corp Ltd                                                     21,018          19,766
         1,991   Morgan (J P) & Co Inc                                             167,840         207,811
         6,149   Morgan St Dean Witter Discover                                    196,966         264,791
         1,502   Mortan International Inc                                           42,360          45,342
         6,384   Motorola Inc                                                      378,943         485,184
            89   NACCO Industries Inc Class A                                        4,519           5,023
           746   Nalco Chemical Co                                                  27,161          28,814
         2,357   National City Corp                                                 97,989         123,743
         1,484   National Semiconductor+                                            36,262          45,448
           463   National Service Industries Inc                                    14,746          22,542
         7,867   NationsBank                                                       344,081         507,422
           722   Navistar International+                                             9,834          12,455
         1,009   New York Times Co Class A                                          33,763          50,955
         1,717   Newell Co                                                          49,421          68,036
         1,704   Newmont Mining Corp                                                66,956          66,456
         1,409   Niagara Mohawk Power Corp+                                         16,835          12,065
           569   NICOR Inc                                                          18,399          20,413
         3,112   Nike Inc Class B                                                  126,163         181,663
         1,446   NorAm Energy Corp                                                  15,615          22,052
           904   Nordstrom Inc                                                      38,594          44,353
         1,339   Norfolk Southern Corp                                             106,650         134,904
           727   Northern States Power Co                                           34,556          37,622
         2,805   Northern Telecom Ltd                                              155,906         255,255
           614   Northrop Grumman Corp                                              44,328          53,917
         3,941   Norwest Corp                                                      156,987         221,681
         3,507   Novell Inc+                                                        57,428          24,330
           955   Nucor Corp                                                         48,857          54,674
         4,725   NYNEX Corp                                                        220,014         272,278
         3,496   Occidental Petroleum Corp                                          82,176          87,619
         1,638   Ohio Edison Co                                                     35,439          35,729
           340   ONEOK Inc                                                           8,588          10,944
         7,019   Oracle Systems Corp+                                              260,343         353,582
         1,068   Oryx Energy Co+                                                    19,197          22,562
           594   Owens Corning Fiberglass Corp                                      24,726          25,616

INDEX ALLOCATION FUND - JUNE 30, 1997 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

    SHARES       SECURITY NAME                                                        COST           VALUE
COMMON STOCKS - CONTINUED
           853   PACCAR Inc                                                   $     26,577    $     39,611
           884   Pacific Enterprises                                                24,924          29,725
         3,165   PacifiCorp                                                         63,807          69,630
         1,328   Pall Corp                                                          31,962          30,876
         1,314   Parametric Technology Corp+                                        54,544          55,927
           835   Parker Hannifin Corp                                               34,910          50,674
         2,308   PECO Energy Co                                                     59,306          48,468
         2,659   Penney (J C) Co Inc                                               129,841         138,767
           540   Pennzoil Co                                                        27,690          41,445
           326   Peoples Energy Corp                                                10,051          12,205
           663   Pep Boys-Manny Moe & Jack                                          21,352          22,583
        16,661   Pepsico Inc                                                       471,336         625,829
           471   Perkin-Elmer Corp                                                  23,459          37,474
         6,865   Pfizer Inc                                                        490,859         820,368
         4,332   PG&E Corp                                                         110,529         105,051
         5,393   Pharmacia and Upjohn Inc                                          199,385         187,407
           664   Phelps Dodge Corp                                                  42,327          56,565
        26,185   Philip Morris Co Inc                                              826,309       1,161,959
         2,856   Phillips Petroleum Co                                             113,233         124,950
           897   Pioneer Hi Bred International Inc                                  53,846          71,760
         1,563   Pitney Bowes Inc                                                   79,644         111,364
         2,477   Placer Dome Inc                                                    58,947          40,561
         3,547   PNC Bank Corp                                                     127,468         147,644
           533   Polaroid Corp                                                      21,933          29,582
           259   Potlatch Corp                                                      11,149          11,720
         1,715   PP & L Resources Inc                                               41,282          34,193
         1,964   PPG Industries Inc                                                 94,760         114,158
         1,677   Praxair Inc                                                        65,728          93,912
         7,284   Procter & Gamble Co                                               703,368       1,028,865
           969   Providian Financial Corp+                                          14,756          31,129
         2,497   Public Services Enterprise Group                                   69,489          62,425
           266   Pulte Corp                                                          7,569           9,194
         1,502   Quaker Oats Co                                                     55,885          67,402
         1,182   Ralston-Purina Group                                               78,855          97,146
           478   Raychem Corp                                                       33,385          35,551

INDEX ALLOCATION FUND - JUNE 30, 1997 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

    SHARES       SECURITY NAME                                                        COST           VALUE
COMMON STOCKS - CONTINUED
         2,572   Raytheon Co                                                  $    113,784    $    131,172
           551   Reebok International Ltd                                           19,938          25,759
           629   Republic New York Corp                                             48,196          67,618
           773   Reynolds Metals Co                                                 45,097          55,076
         1,321   Rite Aid Corp                                                      49,402          65,885
         2,297   Rockwell International Corp                                       117,141         135,523
           639   Rohm & Haas Co                                                     43,725          57,550
           887   Rowan Co Inc+                                                      13,858          25,002
         5,764   Royal Dutch Petroleum Co                                          888,810       1,245,024
         1,591   Rubbermaid Inc                                                     43,153          47,332
           454   Russell Corp                                                       13,442          13,450
           844   Ryder System Inc                                                   23,233          27,852
         1,387   SAFECO Corp                                                        50,694          64,756
           635   Safety-Kleen Corp                                                  10,753          10,716
         1,062   Salomon Inc                                                        46,165          59,074
         1,056   Santa Fe Energy Resources Inc+                                     13,061          15,510
         5,155   Sara Lee Corp                                                     175,845         214,577
         9,832   SBC Communication Inc                                             483,581         608,355
         7,868   Schering-Plough Corp                                              237,904         376,681
         2,599   Schlumberger Ltd                                                  230,848         324,875
         1,834   Schwab (Charles) Corp                                              73,474          74,621
           755   Scientific-Atlanta Inc                                             14,420          16,516
         2,597   Seagate Technology Inc+                                            90,067          91,382
         3,939   Seagram Co Ltd                                                    135,850         158,545
         4,166   Sears Roebuck & Co                                                171,443         223,923
         2,498   Service Corp International                                         62,064          82,122
           329   Shared Medical System Corp                                         14,164          17,766
         1,840   Sherwin Williams Co                                                43,735          56,810
         1,016   Sigma-Aldrich Corp                                                 27,246          35,624
         1,828   Silicon Graphics Inc+                                              50,654          27,420
           696   Snap-On Inc                                                        21,861          27,405
           897   Sonat Inc                                                          38,271          45,971
         7,161   Southern Co                                                       156,424         156,647
         1,536   Southwest Airlines Co                                              37,520          39,744
           182   Springs Industries Inc Class A                                      7,935           9,601

INDEX ALLOCATION FUND - JUNE 30, 1997 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

    SHARES       SECURITY NAME                                                        COST           VALUE
COMMON STOCKS - CONTINUED
         4,612   Sprint Corp                                                  $    178,740    $    242,707
         1,018   St Jude Medical Inc+                                               36,358          39,702
           920   St Paul Co Inc                                                     52,411          70,150
           928   Stanley Works                                                      24,782          37,120
           206   State Street Corp                                                   9,124           9,528
         1,024   Stone Container Corp                                               17,865          14,656
           457   Stride Rite Corp                                                    5,335           5,884
           799   Sun Co Inc                                                         23,066          24,769
         3,983   Sun Microsystems Inc+                                              85,114         148,242
         2,366   SunTrust Banks Inc                                                 93,481         130,278
           760   Supervalu Inc                                                      22,449          26,220
         1,889   Sysco Corp                                                         60,477          68,949
         1,150   Tandem Computers Inc+                                              16,406          23,288
           607   Tandy Corp                                                         28,263          33,992
           331   Tektronix Inc                                                      15,532          19,860
         7,013   Tele-Communication Inc Class A+                                    99,262         104,318
         1,870   Tellabs Inc+                                                       62,018         104,486
           635   Temple-Inland Inc                                                  33,183          34,290
         3,187   Tenet Healthcare Corp+                                             71,896          94,216
         1,846   Tenneco                                                            77,623          83,416
         2,800   Texaco Inc                                                        246,993         304,500
         2,013   Texas Instruments Inc                                             124,721         169,218
         2,353   Texas Utilities Co                                                 83,640          81,031
         1,756   Textron Inc                                                        68,905         116,555
         1,587   Thermo Electron Corp+                                              65,704          53,958
           537   Thomas & Betts Corp                                                22,318          28,226
         6,042   Time Warner Inc                                                   248,736         291,527
           991   Times Mirror Co Class A                                            35,332          56,301
           708   Timken Co                                                          17,147          25,178
         1,752   TJX Companies Inc                                                  27,849          46,209
           779   Torchmark Corp                                                     37,550          55,504
         3,106   Toys R Us Inc+                                                     92,587         108,710
           754   Transamerica Corp                                                  55,088          70,546
         6,851   Travelers Group Inc                                               251,052         432,032
         1,336   Tribune Co                                                         47,998          64,212

INDEX ALLOCATION FUND - JUNE 30, 1997 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

    SHARES       SECURITY NAME                                                        COST           VALUE
COMMON STOCKS - CONTINUED
         1,384   TRW Inc                                                      $     63,918    $     78,629
           697   Tupperware Corp+                                                   28,914          25,441
         1,786   Tyco International Ltd                                             77,301         124,239
         1,620   U.S. Bancorp                                                       68,896         103,883
         5,100   U.S. West Inc                                                     149,056         192,206
         6,654   U.S. West Media Group+                                            123,951         134,744
         2,248   Unicom Corp                                                        58,382          50,018
         1,732   Unilever NV                                                       267,315         370,756
           739   Union Camp Corp                                                    37,617          36,950
         1,399   Union Carbide Corp                                                 54,470          65,840
         1,047   Union Electric Co                                                  39,748          39,459
         2,639   Union Pacific Corp                                                134,962         186,050
         2,619   Union Pacific Resources Group Inc                                  71,673          65,148
         1,684   Unisys Corp+                                                       15,012          12,841
         1,949   United Healthcare Corp                                             88,763         101,348
           728   United States Surgical                                             22,691          27,118
         2,496   United Technologies Corp                                          139,899         207,168
         2,720   Unocal Corp                                                        95,466         105,570
         1,533   UNUM Corp                                                          46,555          64,386
           787   USAir Group Inc+                                                   15,949          27,545
         1,187   USF & G Corp                                                       21,795          28,488
         1,961   UST Inc                                                            59,683          54,418
         3,101   USX - Marathon Group                                               69,631          89,541
           886   USX - US Steel Group                                               27,744          31,065
           676   VF Corp                                                            42,963          57,545
         3,781   Viacom Inc Class B+                                               153,887         113,430
         1,742   Wachovia Corp                                                      84,688         101,580
        24,580   Wal Mart Stores Inc                                               635,832         831,111
         2,667   Walgreen Co                                                        91,172         143,018
         2,949   Warner Lambert Co                                                 187,568         366,413
         4,816   Waste Management Inc                                              151,468         154,714
           961   Wells Fargo & Co                                                  200,389         258,990
         1,403   Wendy's International Inc                                          28,306          36,390
           566   Western Atlas Inc+                                                 34,072          41,460
         6,767   Westinghouse Electric Corp                                        127,171         156,487

INDEX ALLOCATION FUND - JUNE 30, 1997 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

    SHARES       SECURITY NAME                                                        COST           VALUE
COMMON STOCKS - CONTINUED
         1,050   Westvaco Corp                                                $     30,274    $     33,009
         2,128   Weyerhaeuser Co                                                    97,114         110,656
           824   Whirlpool Corp                                                     42,427          44,960
         1,103   Whitman Corp                                                       22,967          27,920
           547   Willamette Industries Inc                                          37,543          38,290
         1,651   Williams Co Inc                                                    52,478          72,231
         1,591   Winn-Dixie Stores Inc                                              51,501          59,265
         1,455   Woolworth Corp+                                                    28,879          34,920
         9,283   WorldCom Inc+                                                     239,832         297,056
         1,024   Worthington Industries Inc                                         20,208          18,752
         1,266   Wrigley (Wm) Jr Co                                                 67,010          84,822
         3,501   Xerox Corp                                                        169,555         276,141
                                                                              ------------    ------------
                 TOTAL COMMON STOCKS                                          $ 55,611,173    $ 72,908,762

INDEX ALLOCATION FUND - JUNE 30, 1997 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST     MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE         DATE               VALUE
U.S. TREASURY SECURITIES - 31.50%
U.S. TREASURY BILLS - 3.19%
$      110,000   U.S. Treasury Bills                                  4.62 %F     07/03/97    $    109,956
       344,000   U.S. Treasury Bills                                  4.97 F      07/10/97         343,524
        19,000   U.S. Treasury Bills                                  4.98 F      07/31/97          18,924
       148,000   U.S. Treasury Bills                                  5.00 F      07/17/97         147,672
       130,000   U.S. Treasury Bills                                  5.05 F      08/07/97         129,355
       619,000   U.S. Treasury Bills                                  5.10 F      09/04/97         613,219
     1,096,000   U.S. Treasury Bills                                  5.11 F      08/21/97       1,088,096
       223,000   U.S. Treasury Bills                                  5.12 F      08/14/97         221,625
       284,000   U.S. Treasury Bills                                  5.13 F      08/28/97         281,599
       431,000   U.S. Treasury Bills                                  5.13 F      09/18/97         426,121
                                                                                              ------------
                                                                                              $  3,380,091
U.S. TREASURY BONDS - 28.31%
$    1,000,000   U.S. Treasury Bonds                                  6.00 %      02/15/26    $    894,688
     1,000,000   U.S. Treasury Bonds                                  6.50        11/15/26         958,438
     1,000,000   U.S. Treasury Bonds                                  6.63        02/15/27         978,340
       800,000   U.S. Treasury Bonds                                  6.75        08/15/26         791,500
     3,550,000   U.S. Treasury Bonds                                  7.50        11/15/24       3,828,455
     2,500,000   U.S. Treasury Bonds                                  7.63        11/15/22       2,721,875
     2,150,000   U.S. Treasury Bonds                                  7.63        02/15/25       2,353,756
     4,830,000   U.S. Treasury Bonds                                  8.00        11/15/21       5,462,430
     2,200,000   U.S. Treasury Bonds                                  8.13        05/15/21       2,516,939
       800,000   U.S. Treasury Bonds                                  8.50        02/15/20         947,250
     1,950,000   U.S. Treasury Bonds                                  8.88        08/15/17       2,374,125
     2,800,000   U.S. Treasury Bonds                                  8.88        02/15/19       3,425,626
     2,200,000   U.S. Treasury Bonds                                  9.13        05/15/18       2,746,564
                                                                                              ------------
                                                                                              $ 29,999,986

                 TOTAL U.S. TREASURY SECURITIES                                               $ 33,380,077
                 (Cost $33,071,947)

INDEX ALLOCATION FUND - JUNE 30, 1997 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST       MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE           DATE             VALUE

TOTAL INVESTMENTS IN SECURITIES

                 (Cost $88,683,120)* (Notes 1 and 3)                    100.30 %              $106,288,839
                 Other Assets and Liabilities, Net                       (0.30 )                  (318,922)
                                                                        -------               ------------
                 TOTAL NET ASSETS                                       100.00 %              $105,969,917
                                                                        -------               ------------
                                                                        -------               ------------

 .........................................................................................................

 +   NON-INCOME EARNING SECURITIES.
 F   YIELD TO MATURITY.
 * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $  18,445,625
Gross Unrealized Depreciation        (839,906)
                                -------------
NET UNREALIZED APPRECIATION     $  17,605,719
                                -------------
                                -------------

The accompanying notes are an integral part of these financial statements.

MONEY MARKET FUND - JUNE 30, 1997 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST       MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE           DATE             VALUE
CERTIFICATES OF DEPOSITS - 22.36%
$    50,000,000  Branch Banking & Trust Co                            6.50 %      07/01/97    $ 50,000,000
     10,000,000  CC USA Inc                                           6.18        05/26/98      10,000,000
     35,000,000  Commercial Bank of Detroit                           6.18        05/27/98      34,991,600
     35,000,000  Huntington National Bank                             6.05        01/06/98      35,000,000
     30,000,000  Northern Trust Corp                                  5.40        08/22/97      30,000,000
     50,000,000  Societe Generale (Yankee)                            5.81        01/13/98      49,995,213
     50,000,000  U.S. National Bank of Oregon                         5.56        07/11/97      50,000,000
     25,000,000  Union Bank of California                             5.73        11/03/97      25,000,000
                                                                                              ------------
                 TOTAL CERTIFICATES OF DEPOSITS                                               $284,986,813

COMMERCIAL PAPER - 46.61%
$    20,000,000  ABN-Ambro North America Finance Inc                  5.50 %F     12/08/97    $ 19,511,111
     35,000,000  Asset Securitization Cooperative Corp++              5.56 F      07/14/97      34,929,728
     50,000,000  Bankers Trust Corp                                   5.34 F      08/11/97      49,695,917
     20,000,000  Caisee National De Credit Agricole                   5.94 F      06/23/98      19,988,531
     25,000,000  Canadian Imperial Holding Inc                        5.54 F      07/10/97      24,965,363
     45,000,000  Corporate Receivables Corp++                         5.54 F      07/09/97      44,944,600
     35,000,000  First Bank System Inc                                5.55 F      07/07/97      34,967,625
     45,000,000  Ford Motor Corp                                      5.55 F      08/08/97      44,736,375
     25,000,000  General Electric Capital Corp                        5.29 F      08/08/97      24,860,403
     30,000,000  General Electric Capital Corp                        5.37 F      07/28/97      29,879,175
     25,000,000  Goldman Sachs & Co                                   5.54 F      07/08/97      24,973,069
     55,000,000  Merrill Lynch Corp                                   5.55 F      07/07/97      54,949,125
     30,000,000  Morgan Stanley Group Inc                             5.57 F      07/22/97      29,902,525
     50,000,000  Preferred Receivables Funding Corp                   6.20 F      07/01/97      50,000,000
     32,300,000  Sherrield Receivables Corp++                         5.56 F      07/21/97      32,200,229
     25,000,000  Sweden Kingdom Corp                                  5.47 F      12/01/97      24,418,813
     25,000,000  Sweden Kingdom Corp                                  5.60 F      12/05/97      24,389,444
     25,000,000  WCP Funding Inc++                                    5.56 F      08/19/97      24,810,804
                                                                                              ------------
                 TOTAL COMMERCIAL PAPER                                                       $594,122,837

MONEY MARKET FUND - JUNE 30, 1997 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST       MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE           DATE             VALUE
VARIABLE AND FLOATING RATE BONDS - 21.14%
$    43,500,000  Abbey National North America                         5.58 %      07/17/97    $ 43,469,985
     34,000,000  Barclays Bank Plc                                    5.62        02/20/98      33,983,561
     45,000,000  FCC National Bank                                    5.60        06/11/98      44,965,242
     25,000,000  Federal Home Loan Bank                               5.28        08/08/97      24,983,138
     15,000,000  Morgan Guaranty Trust                                5.96        06/22/98      14,994,956
     44,000,000  PHH Corp                                             5.37        09/22/97      44,000,000
     43,000,000  PNC Bank Corp                                        5.59        10/01/97      42,992,868
     20,000,000  Sony Capital Corp                                    5.78        08/29/97      19,999,153
                                                                                              ------------
                 TOTAL VARIABLE AND FLOATING RATE BONDS                                       $269,388,903

REPURCHASE AGREEMENTS - 9.90%
$    63,172,000  Goldman Sachs Pooled Repurchase Agreement -
                 102% Collateralized by U.S. Government
                 Securities                                           5.85 %      07/01/97    $ 63,172,000
     31,000,000  HSBC Securities Inc Repurchase Agreement - 102%
                 Collateralized by U.S. Government Securities         5.80        07/01/97      31,000,000
     32,000,000  JP Morgan Securities Inc Repurchase Agreement -
                 102% Collateralized by U.S. Government
                 Securities                                           5.95        07/01/97      32,000,000
                                                                                              ------------
                 TOTAL REPURCHASE AGREEMENTS                                                  $126,172,000

MONEY MARKET FUND - JUNE 30, 1997 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST       MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE           DATE             VALUE

TOTAL INVESTMENTS IN SECURITIES

                 (Cost $1,274,670,553)* (Note 1)                        100.01 %              $1,274,670,553
                 Other Assets and Liabilities, Net                       (0.01 )                   (86,030)
                                                                        -------               ------------
                 TOTAL NET ASSETS                                       100.00 %              $1,274,584,523
                                                                        -------               ------------
                                                                        -------               ------------

 .........................................................................................................

 F   YIELD TO MATURITY.
++ THESE SECURITIES ARE NOT REGISTERED UNDER THE SECURITIES ACT OF 1933. RULE 144A UNDER THAT ACT PERMITS THESE SECURITIES TO BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION TO QUALIFIED INSTITUTIONAL BUYERS. THESE SECURITIES WERE DEEMED LIQUID BY THE INVESTMENT ADVISOR IN ACCORDANCE WITH PROCEDURES APPROVED BY THE FUND'S BOARD OF DIRECTORS.
 * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES.

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND - JUNE 30, 1997 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST       MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE           DATE             VALUE
MUNICIPAL BONDS - 96.49%
ALABAMA - 0.33%
$      160,000   Alabama State SFMR Series B AMT GNMA
                 Collateralized                                       7.40 %      04/01/22    $    164,170

ALASKA - 3.11%
     1,000,000   Alaska Industrial Development Authority Revenue
                 Series A                                             6.13        04/01/27       1,021,760
       490,000   Alaska State Housing Finance Corporation Second
                 Series AMT Government Agency Collateralized          7.10        06/01/22         513,358

CALIFORNIA - 29.06%
     9,750,000   Riverside County CA SFMR Series B AMT Escrowed
                 to Maturity                                          8.35        06/01/13      12,452,213
     1,000,000   San Francisco CA City AMT                            6.15        05/01/16       1,036,550
       820,000   Southern California State SFMR Project B AMT
                 GNMA/FNMA Collateralized                             6.90        10/01/24         857,925

DISTRICT OF COLUMBIA - 0.68%
       320,000   District of Columbia SFMR AMT GNMA
                 Collateralized                                       7.10        12/01/24         337,443

FLORIDA - 0.46%
       215,000   Brevard County FL HFA SFMR Refunded Series B
                 FSA Insured                                          7.00        03/01/13         226,825

HAWAII - 2.69%
       725,000   Hawaii State Airports Systems Revenue AMT FGIC
                 Insured                                              7.00        07/01/20         789,344
       500,000   Hawaii State Harbor Capital Improvement Revenue
                 AMT MBIA Insured                                     7.00        07/01/17         538,125

IDAHO - 3.12%
     1,500,000   Idaho State HFA SFMR Series C-2 AMT                  6.35        07/01/15       1,540,845

ILLINOIS - 5.21%
       500,000   Chicago IL O'Hare International Airport Special
                 Facilities Revenue AMT LOC - Bayerische
                 Landesbank                                           7.13        05/01/18         539,190

MUNICIPAL INCOME FUND - JUNE 30, 1997 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST       MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE           DATE             VALUE
MUNICIPAL BONDS - CONTINUED
ILLINOIS  - CONTINUED
$    1,900,000   Chicago IL O'Hare International Airport Special
                 Facilities Revenue AMT MBIA Insured                  6.75 %      01/01/18    $  2,030,245

INDIANA - 5.29%
     2,500,000   Indiana State HFA Series A-2 AMT GNMA/FNMA
                 Collateralized                                       6.45        07/01/14       2,613,750

IOWA - 3.84%
     1,435,000   Iowa State HFA SFMR Series B AMT GNMA/FNMA
                 Collateralized                                       6.95        07/01/24       1,512,533
       365,000   Iowa State HFA SFMR Series B AMT GNMA/FNMA
                 Collateralized                                       7.45        07/01/23         382,549

KANSAS - 0.36%
       165,000   Kansas City KS Mortgage Revenue AMT GNMA
                 Collateralized                                       7.35        12/01/23         175,141

KENTUCKY - 4.49%
     1,100,000   Kenton County KY Cincinnati/Northern Kentucky
                 International Airport Revenue AMT FSA Insured        6.30        03/01/15       1,140,513
     1,025,000   Kentucky State HFA MFHR Series D AMT FHA
                 Collateralized                                       7.45        01/01/23       1,077,982

LOUISIANA - 1.44%
       670,000   Louisiana State Public Facilities Authority
                 Student Loan Revenue AMT FSA Insured                 6.85        01/01/09         710,562

MASSACHUSETTS - 2.17%
     1,000,000   Massachusetts State HFA Residential Development
                 FNMA Collateralized                                  6.90        11/15/21       1,071,830

MINNESOTA - 0.91%
       425,000   Minneapolis-St Paul MN Housing Finance Board
                 Revenue SFMR Phase IX AMT GNMA Collateralized        7.30        08/01/31         449,790

MUNICIPAL INCOME FUND - JUNE 30, 1997 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST       MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE           DATE             VALUE
MUNICIPAL BONDS - CONTINUED
NEVADA - 11.81%
$    1,020,000   Nevada State SFMR Series A-2 AMT FHA
                 Collateralized                                       6.55 %      10/01/15    $  1,072,887
     1,825,000   Nevada State SFMR Series C AMT FHA
                 Collateralized                                       6.35        10/01/13       1,899,661
     2,700,000   Washoe County NV Gas Facilities Sierra Pacific
                 Power AMT MBIA Insured                               6.55        09/01/20       2,858,678

NEW JERSEY - 2.66%
     1,250,000   New Jersey State MFHR FHA Collateralized             7.00        05/01/30       1,314,425

NEW YORK - 2.09%
     1,000,000   Port Authority New York & New Jersey                 5.75        09/15/12       1,031,370

OKLAHOMA - 2.71%
       200,000   Pryor Creek OK Economic Development Authority
                 Mortgage Revenue Series A FNMA Collateralized        7.13        07/01/21         208,316
       570,000   Tulsa County OK HFA Mortgage Revenue Series B
                 Remarket AMT GNMA Collateralized                     7.10        06/01/22         601,755
       500,000   Tulsa County OK HFA Mortgage Revenue Series B
                 Remarket AMT GNMA Collateralized                     7.55        05/01/23         528,265

PENNSYLVANIA - 1.07%
       500,000   Pennsylvania State Higher EDFA Student Loan
                 Revenue Series D AMT AMBAC Insured                   7.05        10/01/16         525,625

TEXAS - 0.92%
       425,000   Travis County TX HFC Residential Mortgage
                 Revenue Series A GNMA/FNMA Collateralized            7.00        12/01/11         453,241

UTAH - 9.02%
       500,000   Utah State Board of Regents Student Loan
                 Revenue Series F AMT AMBAC Insured                   7.45        11/01/08         528,485

MUNICIPAL INCOME FUND - JUNE 30, 1997 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST       MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE           DATE             VALUE
MUNICIPAL BONDS - CONTINUED
UTAH  - CONTINUED
$    1,100,000   Utah State Board of Regents Student Loan
                 Revenue Series H AMT AMBAC Insured                   6.70 %      11/01/15    $  1,142,295
     1,920,000   Utah State HFA SFMR Series B-2 AMT FHA
                 Collateralized                                       6.50        07/01/15       2,003,693
       750,000   Utah State HFA SFMR Series D-2 AMT FHA
                 Collateralized                                       6.45        01/01/11         779,993

WASHINGTON - 3.05%
     1,440,000   Washington State SFMR Series D AMT GNMA/FNMA
                 Collateralized                                       7.10        07/01/22       1,505,491
                                                                                              ------------
                 TOTAL MUNICIPAL BONDS                                                        $ 47,636,823
                 (Cost $44,941,825)

MUNICIPAL INCOME FUND - JUNE 30, 1997 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

    SHARES       SECURITY NAME                                                                       VALUE
SHORT-TERM INSTRUMENTS - 2.65%
MONEY MARKET FUNDS- 2.65%
     1,307,000   Provident National Municipal Fund
                                                                                              $  1,307,000
                 (Cost $1,307,000)

TOTAL INVESTMENTS IN SECURITIES

                 (Cost $46,248,825)* (Notes 1 and 3)                     99.14 %              $ 48,943,823
                 Other Assets and Liabilities, Net                        0.86                     423,617
                                                                        -------               ------------
                 TOTAL NET ASSETS                                       100.00 %              $ 49,367,440
                                                                        -------               ------------
                                                                        -------               ------------

 .........................................................................................................

 * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $ 2,694,998
Gross Unrealized Depreciation             0
                                -----------
NET UNREALIZED APPRECIATION     $ 2,694,998
                                -----------
                                -----------

The accompanying notes are an integral part of these financial statements.

U.S. GOVERNMENT INCOME FUND - JUNE 30, 1997 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST       MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE           DATE             VALUE
U.S. GOVERNMENT AGENCY SECURITIES - 86.28%
ADJUSTABLE RATE MORTGAGES - 0.35%
$       17,750   GNMA #8109 (CMT)                                     7.00 %      03/20/16    $     18,249
        30,144   GNMA #8119 (CMT)                                     7.13        04/20/16          31,067
         9,355   GNMA #8137 (CMT)                                     7.13        06/20/16           9,629
        15,484   GNMA #8292 (CMT)                                     6.87        11/20/17          15,890
        26,995   GNMA #8293 (CMT)                                     6.87        12/20/17          27,703
         7,552   GNMA #8310 (CMT)                                     7.00        01/20/18           7,778
        30,734   GNMA #8392 (CMT)                                     7.13        08/20/18          31,637
        31,329   GNMA #8393 (CMT)                                     7.13        08/20/18          32,308
        17,449   GNMA #8429 (CMT)                                     6.87        11/20/18          17,929
        95,356   GNMA #8761 (CMT)                                     7.00        03/20/21          97,859
                                                                                              ------------
                                                                                              $    290,049

FEDERAL AGENCY - OTHER - 5.97%
$    5,000,000   Tennessee Valley Authority                           6.38 %      06/15/05    $  4,889,050

FEDERAL FARM CREDIT - 6.51%
$    5,350,000   Federal Farm Credit Bank                             6.38 %      02/25/02    $  5,330,366

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 14.74%
$    3,888,901   FNMA #250799                                         7.50 %      12/01/26    $  3,899,479
     5,000,000   FNMA #31364                                          7.00        02/20/07       4,939,050
     3,024,329   FNMA #70765                                          9.00        03/01/21       3,223,783
                                                                                              ------------
                                                                                              $ 12,062,312

FIXED RATE MORTGAGES - 56.73%
$    3,767,891   FHLMC #00683                                         8.50 %      12/01/25    $  3,922,035
     4,731,477   FHLMC #20277                                         7.50        12/01/11       4,812,432
        35,540   FHLMC #275825                                        9.50        08/01/16          38,206
        30,442   FHLMC #304114                                        9.00        05/01/18          32,291
       121,699   FHLMC #304398                                        9.00        06/01/18         129,128
        29,556   FHLMC #305831                                       10.00        08/01/18          32,316
         7,524   FHLMC #307323                                        9.50        09/01/18           8,088
        54,378   FHLMC #307637                                        9.50        07/01/16          58,181
        30,700   FHLMC #307915                                        9.50        10/01/18          33,024
         5,510   FHLMC #308074                                        9.50        10/01/18           5,927

U.S. GOVERNMENT INCOME FUND - JUNE 30, 1997 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST       MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE           DATE             VALUE
U.S. GOVERNMENT AGENCY SECURITIES - CONTINUED
FIXED RATE MORTGAGES  - CONTINUED
$       16,678   FHLMC #360020                                       10.00 %      01/01/18    $     18,238
        23,332   FHLMC #360045                                       10.00        02/01/19          25,507
        28,427   FHLMC #532468                                        9.50        04/01/19          30,560
        13,959   GNMA #150499                                        10.50        03/15/16          15,422
        57,677   GNMA #17087                                          9.00        09/15/16          61,991
       130,228   GNMA #173055                                         9.00        09/15/16         139,968
        79,057   GNMA #176892                                         9.00        10/15/16          84,970
       365,976   GNMA #190848                                         9.00        01/15/17         393,347
       149,853   GNMA #191961                                         9.00        02/15/20         160,430
        39,739   GNMA #202624                                         9.00        11/15/19          42,574
        40,020   GNMA #236877                                         9.00        04/15/18          42,945
        49,176   GNMA #285963                                         9.00        01/15/20          52,646
        13,993   GNMA #289319                                         9.00        11/15/20          14,980
       136,096   GNMA #303235                                         9.00        05/15/21         145,596
       159,806   GNMA #304653                                         9.00        09/15/21         170,960
     2,501,042   GNMA #306052                                         9.00        06/15/21       2,675,623
         4,046   GNMA #314150                                         9.00        10/15/21           4,328
     2,035,752   GNMA #319413                                         7.25        12/15/18       2,010,305
        15,579   GNMA #33080                                          9.00        08/15/22          16,622
        23,583   GNMA #335400                                         9.00        12/15/22          25,163
     1,915,056   GNMA #358863                                         7.25        01/15/24       1,891,117
     2,477,117   GNMA #444645                                         8.50        04/15/27       2,576,920
     4,946,716   GNMA #450871                                         8.00        05/15/27       5,066,327
       602,966   GNMA II #1124                                       11.00        01/20/19         679,495
       292,065   GNMA II #1221                                       11.00        07/20/19         329,490
        88,910   GNMA II #1562                                       10.00        02/20/21          97,000
        31,811   GNMA II #194221                                     10.00        09/20/20          34,705
     3,279,967   GNMA II #2020                                        8.50        06/20/25       3,395,684
     2,620,321   GNMA II #2022                                        9.00        06/20/25       2,749,687
     2,916,576   GNMA II #2068                                        7.50        08/20/26       2,912,930
     2,434,064   GNMA II #2303                                        7.50        10/20/26       2,431,021
     3,387,097   GNMA II #2324                                        8.00        11/20/26       3,455,246
     4,963,601   GNMA II #2359                                        7.00        01/20/27       4,857,082
       315,931   GNMA II #266120                                     10.00        08/20/19         344,823

U.S. GOVERNMENT INCOME FUND - JUNE 30, 1997 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST       MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE           DATE             VALUE
U.S. GOVERNMENT AGENCY SECURITIES - CONTINUED
FIXED RATE MORTGAGES  - CONTINUED
$        3,236   GNMA II #272537                                     10.00 %      08/20/19    $      3,532
        18,098   GNMA II #278055                                     10.00        07/20/19          19,753
        61,932   GNMA II #289000                                     10.00        05/20/20          67,567
       161,852   GNMA II #85                                         10.00        02/20/22         176,579
       130,051   GNMA II #908                                        10.00        01/20/18         142,005
                                                                                              ------------
                                                                                              $ 46,434,766

U.S. GOVERNMENT AGENCY NOTES - 1.98%
$    1,700,000   FNMA Principal Strip                                10.89 %F     03/09/22    $  1,619,352

                 TOTAL U.S. GOVERNMENT AGENCY SECURITIES                                      $ 70,625,895
                 (Cost $70,083,236)

U.S. TREASURY SECURITIES - 12.72%
U.S. TREASURY BONDS - 7.17%
$    6,000,000   U.S. Treasury Bonds                                  6.63 %      02/15/27    $  5,870,640

U.S. TREASURY NOTES - 5.55%
$    4,500,000   U.S. Treasury Notes                                  6.63 %      04/30/02    $  4,541,490

                 TOTAL U.S. TREASURY SECURITIES                                               $ 10,412,130
                 (Cost $10,436,485)

SHORT-TERM INSTRUMENTS - 0.78%
REPURCHASE AGREEMENTS - 0.78%
$      636,000   Goldman Sachs Pooled Repurchase Agreement -
                 102% Collateralized by U.S. Government
                 Securities                                           5.85 %      07/01/97    $    636,000
                 (Cost $636,000)

U.S. GOVERNMENT INCOME FUND - JUNE 30, 1997 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

TOTAL INVESTMENTS IN SECURITIES

                 (Cost $81,155,721)* (Notes 1 and 3)                     99.78 %              $ 81,674,025
                 Other Assets and Liabilities, Net                        0.22                     177,399
                                                                        -------               ------------
                 TOTAL NET ASSETS                                       100.00 %              $ 81,851,424
                                                                        -------               ------------
                                                                        -------               ------------

 .........................................................................................................

 +   YIELD TO MATURITY.
 * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $     720,133
Gross Unrealized Depreciation        (201,829)
                                -------------
NET UNREALIZED APPRECIATION     $     518,304
                                -------------
                                -------------

The accompanying notes are an integral part of these financial statements.

U.S. TREASURY MONEY MARKET FUND - JUNE 30, 1997 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST       MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE           DATE             VALUE
U.S. TREASURY SECURITIES - 36.69%
U.S. TREASURY BILLS - 19.94%
$    40,000,000  U.S. Treasury Bills                                  5.01 %F     07/24/97    $ 39,875,289
     10,000,000  U.S. Treasury Bills                                  5.11 F      08/21/97       9,927,821
     20,000,000  U.S. Treasury Bills                                  5.15 F      11/13/97      19,603,250
     25,000,000  U.S. Treasury Bills                                  5.16 F      10/16/97      24,609,896
                                                                                              ------------
                 TOTAL U.S. TREASURY BILLS                                                    $ 94,016,256

U.S. TREASURY NOTES - 16.75%
$     9,620,000  U.S. Treasury Notes                                  5.13 %      04/30/98    $  9,541,109
     15,300,000  U.S. Treasury Notes                                  5.88        07/31/97      15,306,209
     20,000,000  U.S. Treasury Notes                                  6.13        05/15/98      20,017,364
      8,000,000  U.S. Treasury Notes                                  7.88        01/15/98       8,080,184
     10,000,000  U.S. Treasury Notes                                  7.88        04/15/98      10,136,517
      6,660,000  U.S. Treasury Notes                                  8.50        07/15/97       6,668,008
      9,200,000  U.S. Treasury Notes                                  8.75        10/15/97       9,283,232
                                                                                              ------------
                 TOTAL U.S. TREASURY NOTES                                                    $ 79,032,623

                 TOTAL U.S. TREASURY SECURITIES                                               $173,048,879

REPURCHASE AGREEMENTS - 63.47%
$    81,640,000  Goldman Sachs Pooled Repurchase Agreement -
                 102% Collateralized by U.S. Government
                 Securities                                           5.85 %      07/01/97    $ 81,640,000
     78,723,000  HSBC Securities Inc Repurchase Agreement - 102%
                 Collateralized by U.S. Government Securities         5.80        07/01/97      78,723,000
     82,000,000  JP Morgan Securities Inc Repurchase Agreement -
                 102% Collateralized by U.S. Government
                 Securities                                           5.95        07/01/97      82,000,000
     57,000,000  Morgan Stanley & Co Repurchase Agreement - 102%
                 Collateralized by U.S. Government Securities         6.00        07/01/97      57,000,000
                                                                                              ------------
                 TOTAL REPURCHASE AGREEMENTS                                                  $299,363,000

U.S. TREASURY MONEY MARKET FUND - JUNE 30, 1997 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

TOTAL INVESTMENTS IN SECURITIES

                 (Cost $472,411,879)* (Note 1)                          100.16 %              $472,411,879
                 Other Assets and Liabilities, Net                       (0.16 )                  (746,231)
                                                                        -------               ------------
                 TOTAL NET ASSETS                                       100.00 %              $471,665,648
                                                                        -------               ------------
                                                                        -------               ------------

 .........................................................................................................

 F   YIELD TO MATURITY.
 * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES.

The accompanying notes are an integral part of these financial statements.

VARIABLE RATE GOVERNMENT FUND - JUNE 30, 1997 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST       MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE           DATE             VALUE
U.S. GOVERNMENT AGENCY SECURITIES - 86.22%
ADJUSTABLE RATE MORTGAGES - 85.19%
$    11,782,832  FHLMC #610237 (CMT)                                  7.49 %      10/01/25    $ 12,158,469
     11,080,411  FHLMC #610303                                        7.78        04/01/18      11,456,148
      5,588,217  FHLMC #755102 (CMT)                                  7.41        06/01/18       5,797,775
      3,762,062  FHLMC #840118                                        8.04        09/01/18       3,968,976
         32,158  FHLMC #845410 (CMT)                                  7.46        07/01/23          33,244
         13,235  FHLMC #845613 (CMT)                                  8.11        01/01/24          13,715
     16,901,118  FHLMC #846111                                        7.79        06/01/24      17,598,289
     13,991,244  FHLMC #846150 (CMT)                                  7.81        04/01/21      14,760,763
     12,841,660  FHLMC #846299                                        7.82        06/01/25      13,265,049
     15,830,808  FHLMC #846415                                        7.76        09/01/23      16,617,441
      8,105,985  FNMA #136014 (COFI)                                  5.85        05/01/18       8,442,626
     10,010,436  FNMA #303990                                         7.83        01/01/25      10,378,019
     12,996,115  FNMA #313100                                         6.15        10/01/26      13,430,705
     13,248,841  FNMA #313242                                         6.15        11/01/26      13,708,443
     10,321,267  FNMA #334439                                         7.82        04/01/24      10,848,581
      7,542,476  FNMA #57733                                          6.07        02/01/17       7,410,482
      3,187,468  FNMA #57775                                          6.01        05/01/18       3,163,562
     10,608,099  FNMA #66397                                          6.12        03/01/18      10,420,760
     10,043,594  GNMA II #8076                                        6.88        11/20/22      10,321,400
      9,633,564  GNMA II #8303 (CMT)                                  6.88        10/20/23       9,886,445
      7,442,685  GNMA II #8358 (CMT)                                  7.00        01/20/24       7,614,834
      8,314,370  GNMA II #8443 (CMT)                                  7.13        06/20/24       8,558,646
     10,700,811  GNMA II #8705 (CMT)                                  7.13        09/20/25      11,006,747
     20,909,449  GNMA II #8746                                        6.88        11/20/25      21,422,358
     19,997,329  GNMA II #8767                                        6.88        12/20/25      20,484,864
     23,090,724  GNMA II #8793                                        7.00        01/20/26      23,649,981
                                                                                              ------------
                                                                                              $286,418,322

REAL ESTATE MORTGAGE INVESTMENT CONDUITS - 1.03%
$     3,295,848  FHLMC #1534                                          7.09 %      06/15/23    $  3,454,444
                                                                                              ------------

                 TOTAL U.S. GOVERNMENT AGENCY SECURITIES                                      $289,872,766
                 (Cost $287,963,162)

VARIABLE RATE GOVERNMENT FUND - JUNE 30, 1997 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST       MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE           DATE             VALUE
U.S. TREASURY SECURITIES - 9.38%
U.S. TREASURY BILLS - 3.14%
$    11,000,000  U.S. Treasury Bills                                  5.28 %F     04/02/98    $ 10,557,140

U.S. TREASURY NOTES - 6.24%
$    11,000,000  U.S. Treasury Notes                                  5.88 %      02/28/99    $ 10,974,038
     10,000,000  U.S. Treasury Notes                                  6.00        06/30/99       9,985,900
                                                                                              ------------
                                                                                              $ 20,959,938

                 TOTAL U.S. TREASURY SECURITIES                                               $ 31,517,078
                 (Cost $31,484,989)

SHORT-TERM INSTRUMENTS - 3.35%
REPURCHASE AGREEMENTS - 3.35%
$     2,223,000  Goldman Sachs Pooled Repurchase Agreement -
                 102% Collateralized by U.S. Government
                 Securities                                           5.85 %      07/01/97    $  2,223,000
      9,012,000  HSBC Securities Inc Repurchase Agreement - 102%
                 Collateralized by U.S. Government Securities         5.80        07/01/97       9,012,000
         32,000  JP Morgan Securities Inc Repurchase Agreement -
                 102% Collateralized by U.S. Government
                 Securities                                           5.95        07/01/97          32,000
                                                                                              ------------
                 TOTAL SHORT-TERM INSTRUMENTS                                                 $ 11,267,000
                 (Cost $11,267,000)

VARIABLE RATE GOVERNMENT FUND - JUNE 30, 1997 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

TOTAL INVESTMENTS IN SECURITIES

                 (Cost $330,715,151)* (Notes 1 and 3)                    98.95 %              $332,656,844
                 Other Assets and Liabilities, Net                        1.05                   3,542,054
                                                                        -------               ------------
                 TOTAL NET ASSETS                                       100.00 %              $336,198,898
                                                                        -------               ------------
                                                                        -------               ------------

 .........................................................................................................

 +   YIELD TO MATURITY.
 * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $   2,466,636
Gross Unrealized Depreciation        (524,943)
                                -------------
NET UNREALIZED APPRECIATION     $   1,941,693
                                -------------
                                -------------

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED) -
JUNE 30, 1997

                                                                CALIFORNIA
                                               CALIFORNIA         TAX-FREE
                                                 TAX-FREE     MONEY MARKET
                                                BOND FUND             FUND
 .........................................................................
ASSETS
INVESTMENTS:
  In securities, at market value (see
    cost below)
    (U.S. Treasury Money Market Fund
    includes
    repurchase agreements of
    $299,363,000)                            $226,553,563     $403,037,419
  Cash                                              1,730       45,810,755
Receivables:
  Dividends and interest                        3,702,342        3,011,219
  Fund shares sold                                    205                0
  Investment securities sold                            0       20,000,000
  Due from co-administrator (Note 2)                    0                0
Organization expenses, net of
  amortization                                        713                0
Prepaid expenses                                  185,620            5,832
TOTAL ASSETS                                  230,444,173      471,865,225
LIABILITIES
Cash overdraft due to custodian (Note 2)                0                0
Payables:
  Investment securities purchased                       0       40,715,770
  Distribution to shareholders                    890,778        1,065,215
  Fund shares redeemed                             12,131                0
  Due to sponsor and distributor (Note
    2)                                              7,357          469,644
  Due to WFB (Note 2)                             129,648          188,092
  Other                                            28,729           54,382
TOTAL LIABILITIES                               1,068,643       42,493,103

TOTAL NET ASSETS
                                             $229,375,530     $429,372,122
NET ASSETS CONSIST OF:
  Paid-in capital                            $220,195,791     $429,435,894
  Undistributed (overdistributed)
    net investment income                               0                0
  Undistributed net realized gain (loss)
    on investments                                358,265          (63,772)
  Net unrealized appreciation
    (depreciation)
    of investments                              8,821,474                0
TOTAL NET ASSETS                             $229,375,530     $429,372,122
COMPUTATION OF NET ASSET VALUE AND
OFFERING PRICE
Net assets - Class A(1)                      $223,651,118     $429,372,122
Shares outstanding - Class A(1)                21,214,728      429,435,202
Net asset value per share - Class A(1)             $10.54            $1.00
Maximum offering price per share - Class
  A(1)                                             $11.04(2)         $1.00
Net assets - Class D or Institutional        $  5,724,412              N/A
Shares outstanding - Class D or
  Institutional                                   415,880              N/A
Net asset value and offering price per
  share -
  Class D or Institutional                         $13.76              N/A
INVESTMENT AT COST (NOTE 3)                  $217,732,089     $403,037,419

 ...............................................................................

(1)  INCLUDES FUNDS WITH A SINGLE CLASS.
(2) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/95.5 OF NET ASSET VALUE. ON INVESTMENTS OF $100,000 OR MORE THE OFFERING PRICE IS REDUCED.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED) -
JUNE 30, 1997

                                                    INDEX              MONEY       MUNICIPAL
                                               ALLOCATION             MARKET          INCOME
                                                     FUND               FUND            FUND
 ...........................................................................................
ASSETS
INVESTMENTS:
  In securities, at market value (see
    cost below)
    (U.S. Treasury Money Market Fund
    includes
    repurchase agreements of
    $299,363,000)                            $106,288,839     $1,274,670,553     $48,943,823
  Cash                                              8,527              1,926           1,240
Receivables:
  Dividends and interest                          560,132          5,093,046         815,373
  Fund shares sold                                157,618                  0               0
  Investment securities sold                            0                  0               0
  Due from co-administrator (Note 2)                    0                  0               0
Organization expenses, net of
  amortization                                      4,576             24,773           4,099
Prepaid expenses                                        0            167,039             514
TOTAL ASSETS                                  107,019,692      1,279,957,337      49,765,049
LIABILITIES
Cash overdraft due to custodian (Note 2)                0                  0               0
Payables:
  Investment securities purchased                  84,241                  0               0
  Distribution to shareholders                    591,594          4,712,430         212,174
  Fund shares redeemed                             31,684                  0           1,707
  Due to sponsor and distributor (Note
    2)                                            118,277            307,698          47,194
  Due to WFB (Note 2)                              76,180            334,188          18,534
  Other                                           147,799             18,498         118,000
TOTAL LIABILITIES                               1,049,775          5,372,814         397,609

TOTAL NET ASSETS
                                             $105,969,917     $1,274,584,523     $49,367,440
NET ASSETS CONSIST OF:
  Paid-in capital                            $ 80,010,897     $1,274,649,212     $50,688,690
  Undistributed (overdistributed)
    net investment income                               0                  0               0
  Undistributed net realized gain (loss)
    on investments                              8,353,301            (64,689)     (4,016,248)
  Net unrealized appreciation
    (depreciation)
    of investments                             17,605,719                  0       2,694,998
TOTAL NET ASSETS                             $105,969,917     $1,274,584,523     $49,367,440
COMPUTATION OF NET ASSET VALUE AND
OFFERING PRICE
Net assets - Class A(1)                      $ 72,691,494     $  589,281,220     $40,762,763
Shares outstanding - Class A(1)                 4,632,859        589,354,186       3,780,372
Net asset value per share - Class A(1)             $15.69              $1.00          $10.78
Maximum offering price per share - Class
  A(1)                                             $16.43(2)           $1.00          $11.11(3)
Net assets - Class D or Institutional        $ 33,278,423     $  685,303,303     $ 8,604,677
Shares outstanding - Class D or
  Institutional                                 1,703,379        685,294,984         589,285
Net asset value and offering price per
  share -
  Class D or Institutional                         $19.54              $1.00          $14.60
INVESTMENT AT COST (NOTE 3)                  $ 88,683,120     $1,274,670,553     $46,248,825

 ...............................................................................

(1)  INCLUDES FUNDS WITH A SINGLE CLASS.
(2) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/95.5 OF NET ASSET VALUE. ON INVESTMENTS OF $100,000 OR MORE THE OFFERING PRICE IS REDUCED.
(3) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/97 OF NET ASSET VALUE. ON INVESTMENTS OF $100,000 OR MORE THE OFFERING PRICE IS REDUCED.
(4)  INVESTMENT IN MASTER PORTFOLIO.

The accompanying notes are an integral part of these financial statements.

                                              SHORT-TERM      SHORT-TERM                                            U.S.
                                             GOVERNMENT-       MUNICIPAL      SMALL CAP        STRATEGIC      GOVERNMENT
                                               CORPORATE          INCOME       STRATEGY           GROWTH          INCOME
                                             INCOME FUND            FUND           FUND             FUND            FUND
 .......................................................................................................................
ASSETS
INVESTMENTS:
  In securities, at market value (see
    cost below)
    (U.S. Treasury Money Market Fund
    includes
    repurchase agreements of
    $299,363,000)                            $10,214,515(4)  $21,500,777(4)  $5,082,519(4)  $164,806,507(4)  $81,674,025
  Cash                                                 0               0              0                0          80,853
Receivables:
  Dividends and interest                          55,980          73,153          2,871                0         650,903
  Fund shares sold                                     0               0          4,782           24,329               0
  Investment securities sold                           0               0              0                0          12,166
  Due from co-administrator (Note 2)               4,988           2,747          6,522                0               0
Organization expenses, net of
  amortization                                    47,836          41,591         71,252           13,350           4,085
Prepaid expenses                                     136           7,712              0            6,536          17,260
TOTAL ASSETS                                  10,323,455      21,625,980      5,167,946      164,850,722      82,439,292
LIABILITIES
Cash overdraft due to custodian (Note 2)               0               0              0                0               0
Payables:
  Investment securities purchased                      0               0              0                0               0
  Distribution to shareholders                    52,343          66,301              0                0         410,703
  Fund shares redeemed                                 0               0              0          384,713           3,919
  Due to sponsor and distributor (Note
    2)                                             7,170          17,660         84,587          138,169           4,129
  Due to WFB (Note 2)                                  0               0              0           22,867          48,185
  Other                                           44,811          41,133         48,190          329,857         120,932
TOTAL LIABILITIES                                104,324         125,094        132,777          875,606         587,868

TOTAL NET ASSETS
                                             $10,219,131     $21,500,886     $5,035,169     $163,975,116     $81,851,424
NET ASSETS CONSIST OF:
  Paid-in capital                            $10,288,059     $21,474,824     $4,679,767     $143,452,796     $84,689,606
  Undistributed (overdistributed)
    net investment income                              0               0        (20,176)        (964,819)              0
  Undistributed net realized gain (loss)
    on investments                               (63,012)         (1,351)      (100,781)      13,611,900      (3,356,486)
  Net unrealized appreciation
    (depreciation)
    of investments                                (5,916)         27,413        476,359        7,875,239         518,304
TOTAL NET ASSETS                             $10,219,131     $21,500,886     $5,035,169     $163,975,116     $81,851,424
COMPUTATION OF NET ASSET VALUE AND
OFFERING PRICE
Net assets - Class A(1)                      $10,219,131     $21,500,886     $2,983,067     $121,541,608     $80,058,438
Shares outstanding - Class A(1)                2,053,608       4,327,508        277,658        6,576,940       7,944,381
Net asset value per share - Class A(1)             $4.98           $4.97         $10.74           $18.48          $10.08
Maximum offering price per share - Class
  A(1)                                             $5.13(3)        $5.12(3)      $11.25(2)        $19.35(2)       $10.55(2)
Net assets - Class D or Institutional                N/A             N/A     $2,052,102     $ 42,433,508     $ 1,792,986
Shares outstanding - Class D or
  Institutional                                      N/A             N/A        192,120        1,878,541         130,165
Net asset value and offering price per
  share -
  Class D or Institutional                           N/A             N/A         $10.68           $22.59          $13.77
INVESTMENT AT COST (NOTE 3)                          N/A             N/A            N/A              N/A     $81,155,721

 ...............................................................................

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED) -
JUNE 30, 1997

                                                     U.S.         VARIABLE
                                                 TREASURY             RATE
                                                   MARKET       GOVERNMENT
                                                     FUND             FUND
 .........................................................................
ASSETS
INVESTMENTS:
  In securities, at market value (see
    cost below)
    (U.S. Treasury Money Market Fund
    includes
    repurchase agreements of
    $299,363,000)                            $472,411,879     $332,656,844
  Cash                                                  0            1,873
Receivables:
  Dividends and interest                        1,550,291        3,553,029
  Fund shares sold                                      0                0
  Investment securities sold                            0        1,969,361
  Due from co-administrator (Note 2)                    0                0
Organization expenses, net of
  amortization                                      7,825            3,052
Prepaid expenses                                   49,031           19,622
TOTAL ASSETS                                  474,019,026      338,203,781
LIABILITIES
Cash overdraft due to custodian (Note 2)            7,622                0
Payables:
  Investment securities purchased                       0                0
  Distribution to shareholders                  1,903,425        1,569,751
  Fund shares redeemed                                  0            8,751
  Due to sponsor and distributor (Note
    2)                                            278,327          230,255
  Due to WFB (Note 2)                             138,315          127,649
  Other                                            25,689           68,477
TOTAL LIABILITIES                               2,353,378        2,004,883

TOTAL NET ASSETS
                                             $471,665,648     $336,198,898
NET ASSETS CONSIST OF:
  Paid-in capital                            $471,622,679     $478,956,619
  Undistributed (overdistributed)
    net investment income                               0                0
  Undistributed net realized gain (loss)
    on investments                                 42,969     (144,699,414)
  Net unrealized appreciation
    (depreciation)
    of investments                                      0        1,941,693
TOTAL NET ASSETS                             $471,665,648     $336,198,898
COMPUTATION OF NET ASSET VALUE AND
OFFERING PRICE
Net assets - Class A(1)                      $294,130,493     $325,236,589
Shares outstanding - Class A(1)               294,119,766       35,022,207
Net asset value per share - Class A(1)              $1.00            $9.29
Maximum offering price per share - Class
  A(1)                                              $1.00            $9.58(2)
Net assets - Class D or Institutional        $177,535,155     $ 10,962,309
Shares outstanding - Class D or
  Institutional                               177,506,276          789,380
Net asset value and offering price per
  share -
  Class D or Institutional                          $1.00           $13.89
INVESTMENT AT COST (NOTE 3)                  $472,411,879     $330,715,151

 ...............................................................................

(1)  INCLUDES FUNDS WITH A SINGLE CLASS.
(2) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/97 OF NET ASSET VALUE. ON INVESTMENTS OF $100,000 OR MORE THE OFFERING PRICE IS REDUCED.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS (UNAUDITED) - FOR THE SIX MONTHS ENDED JUNE 30, 1997

                                                            CALIFORNIA
                                                              TAX-FREE
                                             CALIFORNIA          MONEY
                                               TAX-FREE         MARKET
                                              BOND FUND           FUND
 .....................................................................
INVESTMENT INCOME (NOTE 6)
  Dividends                                  $        0     $        0
  Interest                                    6,769,962      6,674,207
  Net expenses allocated from Master
    Portfolio                                       N/A            N/A
TOTAL INVESTMENT INCOME                       6,769,962      6,674,207
EXPENSES (NOTE 2)
  Advisory fees                                 579,099        857,565
  Administration fees                           135,274        136,112
  Custody fees                                   20,803         36,564
  Shareholder servicing fees                      7,517              0
  Portfolio accounting fees                      53,905         68,611
  Transfer agency fees                          155,369        161,200
  Distribution fees                              15,033              0
  Amortization of organization expenses             581              0
  Legal and audit fees                           12,160         22,765
  Registration fees                               2,285          1,899
  Directors' fees                                 2,205          2,184
  Shareholder reports                            16,834          1,603
  Other                                          17,374          4,657
TOTAL EXPENSES                                1,018,439      1,293,160
Less:
  Waived fees and reimbursed expenses          (142,045)       (76,948)
NET EXPENSES                                    876,394      1,216,212
NET INVESTMENT INCOME                         5,893,568      5,457,995
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS
  Net realized gain (loss) on sale of
    investments                                  64,005         (4,855)
  Net change in unrealized appreciation
    (depreciation) of investments               820,025              0
NET GAIN (LOSS) ON INVESTMENTS                  884,030         (4,855)
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                              $6,777,598     $5,453,140

 ...............................................................................

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS (UNAUDITED) - FOR THE SIX MONTHS ENDED JUNE 30, 1997

                                                   INDEX           MONEY       MUNICIPAL
                                              ALLOCATION          MARKET          INCOME
                                                    FUND            FUND            FUND
 .......................................................................................
INVESTMENT INCOME (NOTE 6)
  Dividends                                  $   528,437     $         0     $         0
  Interest                                     1,249,248      32,245,239       1,622,179
  Net expenses allocated from Master
    Portfolio                                        N/A             N/A             N/A
TOTAL INVESTMENT INCOME                        1,777,685      32,245,239       1,622,179
EXPENSES (NOTE 2)
  Advisory fees                                  328,935       1,452,657         125,773
  Administration fees                             40,724         505,374          23,472
  Custody fees                                         0          99,861           4,097
  Shareholder servicing fees                      35,555               0          11,694
  Portfolio accounting fees                            0         146,708          29,856
  Transfer agency fees                            62,647         198,830          38,149
  Distribution fees                              188,586         553,548          55,587
  Amortization of organization expenses            2,110           5,506           1,768
  Legal and audit fees                            23,165          48,251          13,162
  Registration fees                               20,576          28,319          13,474
  Directors' fees                                  2,192           2,188           2,478
  Shareholder reports                             31,917          18,328          14,300
  Other                                            5,922           7,768           6,390
TOTAL EXPENSES                                   742,329       3,067,338         340,200
Less:
  Waived fees and reimbursed expenses            (30,435)       (199,275)       (103,259)
NET EXPENSES                                     711,894       2,868,063         236,941
NET INVESTMENT INCOME                          1,065,791      29,377,176       1,385,238
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS
  Net realized gain (loss) on sale of
    investments                                6,995,279          13,572         (12,217)
  Net change in unrealized appreciation
    (depreciation) of investments              3,933,393               0         316,499
NET GAIN (LOSS) ON INVESTMENTS                10,928,672          13,572         304,282
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                              $11,994,463     $29,390,748     $ 1,689,520

 ...............................................................................

(1)  ALLOCATED FROM THE MASTER PORTFOLIO.

The accompanying notes are an integral part of these financial statements.

                                             SHORT-TERM
                                             GOVERNMENT-  SHORT-TERM      SMALL                          U.S.
                                             CORPORATE    MUNICIPAL         CAP      STRATEGIC     GOVERNMENT
                                               INCOME       INCOME     STRATEGY         GROWTH         INCOME
                                                 FUND         FUND         FUND           FUND           FUND
 ............................................................................................................
INVESTMENT INCOME (NOTE 6)
  Dividends                                  $      0     $      0     $  2,292(1)  $   81,242(1)  $        0
  Interest                                    366,755(1)   518,965(1)    13,814(1)     126,894(1)   2,775,309
  Net expenses allocated from Master
    Portfolio                                       0            0      (13,234)      (487,928)           N/A
TOTAL INVESTMENT INCOME                       366,755      518,965        2,872       (279,792)     2,775,309
EXPENSES (NOTE 2)
  Advisory fees                                     0            0            0              0        199,187
  Administration fees                           7,465       15,227        1,926        109,745         34,579
  Custody fees                                      0            0            0              0         11,673
  Shareholder servicing fees                        0            0        2,135         58,450          2,532
  Portfolio accounting fees                         0            0            0              0         36,026
  Transfer agency fees                          6,851       13,110        2,542        107,330         51,960
  Distribution fees                            14,973       30,131        9,847        323,705          5,065
  Amortization of organization expenses         7,820        7,541        8,237          7,425          1,736
  Legal and audit fees                         12,212       13,711       20,193         24,455         12,577
  Registration fees                             4,943        4,959       14,878         25,633         27,801
  Directors' fees                               2,480        2,480        2,480          2,159          2,480
  Shareholder reports                           4,647        6,517        9,096         29,273         15,013
  Other                                           600        1,607        3,563          3,307          8,569
TOTAL EXPENSES                                 61,991       95,283       74,897        691,482        409,198
Less:
  Waived fees and reimbursed expenses         (39,843)     (47,750)     (51,849)        (6,455)       (48,260)
NET EXPENSES                                   22,148       47,533       23,048        685,027        360,938
NET INVESTMENT INCOME                         344,607      471,432      (20,176)      (964,819)     2,414,371
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS
  Net realized gain (loss) on sale of
    investments                                (3,173)(1)   (5,864)(1)  (12,586)(1)     31,041(1)    (907,763)
  Net change in unrealized appreciation
    (depreciation) of investments              (8,553)(1)  (21,759)(1)  336,733(1)   1,152,670(1)     519,073
NET GAIN (LOSS) ON INVESTMENTS                (11,726)     (27,623)     324,147      1,183,711       (388,690)
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                              $332,881     $443,809     $303,971     $  218,892     $2,025,681

 ...............................................................................

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS (UNAUDITED) - FOR THE SIX MONTHS ENDED JUNE 30, 1997

                                                    U.S.        VARIABLE
                                                TREASURY            RATE
                                                  MARKET      GOVERNMENT
                                                    FUND            FUND
 .......................................................................
INVESTMENT INCOME (NOTE 6)
  Dividends                                  $         0     $ 1,197,072
  Interest                                    12,343,997      10,817,675
  Net expenses allocated from Master
    Portfolio                                        N/A             N/A
TOTAL INVESTMENT INCOME                       12,343,997      12,014,747
EXPENSES (NOTE 2)
  Advisory fees                                  583,294         907,805
  Administration fees                            202,404         192,094
  Custody fees                                    41,616          36,808
  Shareholder servicing fees                           0           9,089
  Portfolio accounting fees                       77,160          66,808
  Transfer agency fees                           141,025         232,989
  Distribution fees                              365,922         462,991
  Amortization of organization expenses            4,901           2,505
  Legal and audit fees                            21,296          53,528
  Registration fees                               23,219          16,479
  Directors' fees                                  2,480           2,480
  Shareholder reports                              9,917          14,944
  Other                                            9,829          26,261
TOTAL EXPENSES                                 1,483,063       2,024,781
Less:
  Waived fees and reimbursed expenses           (181,195)       (491,421)
NET EXPENSES                                   1,301,868       1,533,360
NET INVESTMENT INCOME                         11,042,129      10,481,387
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS
  Net realized gain (loss) on sale of
    investments                                    3,245       1,137,740
  Net change in unrealized appreciation
    (depreciation) of investments                      0         261,011
NET GAIN (LOSS) ON INVESTMENTS                     3,245       1,398,751
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                              $11,045,374     $11,880,138

 ...............................................................................

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                             CALIFORNIA TAX-FREE BOND FUND
                                             .............................
                                              (Unaudited)
                                              For the Six          For the
                                             Months Ended       Year Ended
                                                 June 30,         Dec. 31,
                                                     1997             1996
INCREASE IN NET ASSETS
OPERATIONS:
  Net investment income                      $  5,893,568     $ 13,008,723
  Net realized gain (loss) on sale of
    investments                                    64,005        3,630,526
  Net change in unrealized appreciation
    (depreciation) of investments                 820,025       (6,951,220)
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                 6,777,598        9,688,029

DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A                                    (5,763,949)     (12,719,724)
    Class D or Institutional                     (129,619)        (288,999)
  From net realized gain on sales of
    investments
    Class A                                             0       (3,536,604)
    Class D or Institutional                            0          (93,922)
  In excess of realized gain on sales of
    investments
    Class A                                             0       (1,650,016)
    Class D or Institutional                            0          (50,270)
  From tax return of capital
    Class A                                             0                0
    Class D or Institutional                            0                0
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold - Class A(1)        6,024,305       11,398,703
  Reinvestment of dividends - Class A(1)        2,887,543        9,865,419
  Cost of shares redeemed - Class A(1)        (25,827,905)     (41,495,204)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS A(1)                     (16,916,057)     (20,231,082)
  Proceeds from shares sold - Class D or
    Institutional                                 584,423        1,595,401
  Reinvestment of dividends - Class D or
    Institutional                                  58,272          209,559
  Cost of shares redeemed - Class D or
    Institutional                              (1,444,667)      (2,127,643)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS D OR INSTITUTIONAL          (801,972)        (322,683)
INCREASE (DECREASE) IN NET ASSETS             (16,833,999)     (29,205,271)

NET ASSETS:
  Beginning net assets                        246,209,529      275,414,800
  ENDING NET ASSETS                          $229,375,530     $246,209,529

SHARES ISSUED AND REDEEMED:
  Shares sold - Class A(1)                        573,202        1,083,239
  Shares issued in reinvestment of
    dividends - Class A(1)                        276,401          935,506
  Shares redeemed - Class A(1)                 (2,479,789)      (3,923,454)
NET INCREASE (DECREASE) IN SHARES
OUTSTANDING - CLASS A(1)                       (1,630,186)      (1,904,709)
  Shares sold - Class D or Institutional           42,874          115,559
  Shares issued in reinvestment of
    dividends - Class D or Institutional            4,272           15,218
  Shares redeemed - Class D or
    Institutional                                (106,187)        (154,787)
NET INCREASE (DECREASE) IN SHARES
OUTSTANDING - CLASS D OR INSTITUTIONAL            (59,041)         (24,010)

 ...............................................................................

(1)  INCLUDES FUNDS WITH A SINGLE CLASS.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                   CALIFORNIA TAX-FREE MONEY
                                                                 MARKET FUND
                                             ...............................
                                               (Unaudited)
                                               For the Six           For the
                                              Months Ended        Year Ended
                                             June 30, 1997     Dec. 31, 1996
INCREASE IN NET ASSETS
OPERATIONS:
  Net investment income                      $   5,457,995     $   9,742,731
  Net realized gain (loss) on sale of
    investments                                     (4,855)           13,211
  Net change in unrealized appreciation
    (depreciation) of investments                        0                 0
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                  5,453,140         9,755,942

DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A                                     (5,457,995)       (9,742,731)
    Class D or Institutional                           N/A               N/A
  From net realized gain on sales of
    investments
    Class A                                              0                 0
    Class D or Institutional                           N/A               N/A
  In excess of realized gain on sales of
    investments
    Class A                                              0                 0
    Class D or Institutional                           N/A               N/A
  From tax return of capital
    Class A                                              0                 0
    Class D or Institutional                           N/A               N/A
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold - Class A(1)       589,601,778       989,271,782
  Reinvestment of dividends - Class A(1)         1,802,633         3,431,592
  Cost of shares redeemed - Class A(1)        (553,314,408)     (957,297,444)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS A(1)                       38,090,003        35,405,930
  Proceeds from shares sold - Class D or
    Institutional                                      N/A               N/A
  Reinvestment of dividends - Class D or
    Institutional                                      N/A               N/A
  Cost of shares redeemed - Class D or
    Institutional                                      N/A               N/A
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS D OR INSTITUTIONAL                N/A               N/A
INCREASE (DECREASE) IN NET ASSETS               38,085,148        35,419,141

NET ASSETS:
  Beginning net assets                         391,286,974       355,867,833
  ENDING NET ASSETS                          $ 429,372,122     $ 391,286,974

SHARES ISSUED AND REDEEMED:
  Shares sold - Class A(1)                     589,601,778       989,271,083
  Shares issued in reinvestment of
    dividends - Class A(1)                       1,802,633         3,431,592
  Shares redeemed - Class A(1)                (553,314,408)     (957,297,441)
NET INCREASE (DECREASE) IN SHARES
OUTSTANDING - CLASS A(1)                        38,090,003        35,405,234
  Shares sold - Class D or Institutional               N/A               N/A
  Shares issued in reinvestment of
    dividends - Class D or Institutional               N/A               N/A
  Shares redeemed - Class D or
    Institutional                                      N/A               N/A
NET INCREASE (DECREASE) IN SHARES
OUTSTANDING - CLASS D OR INSTITUTIONAL                 N/A               N/A

 ...............................................................................

(1)  INCLUDES FUNDS WITH A SINGLE CLASS.

The accompanying notes are an integral part of these financial statements.

                                                    INDEX ALLOCATION FUND                                                MUNICIPAL
                                             ............................                       MONEY MARKET FUND      INCOME FUND
                                                                              ...................................     ............
                                              (Unaudited)                         (Unaudited)                          (Unaudited)
                                              For the Six         For the                                              For the Six
                                             Months Ended      Year Ended         For the Six             For the     Months Ended
                                                 June 30,        Dec. 31,        Months Ended          Year Ended         June 30,
                                                     1997            1996       June 30, 1997       Dec. 31, 1996             1997
INCREASE IN NET ASSETS
OPERATIONS:
  Net investment income                      $  1,065,791     $ 1,402,424     $    29,377,176     $    51,015,787     $  1,385,238
  Net realized gain (loss) on sale of
    investments                                 6,995,279      10,067,335              13,572             115,019          (12,217)
  Net change in unrealized appreciation
    (depreciation) of investments               3,933,393         460,902                   0                   0          316,499
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                11,994,463      11,930,661          29,390,748          51,130,806        1,689,520

DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A                                      (816,947)     (1,128,185)        (10,865,954)        (20,095,416)      (1,159,760)
    Class D or Institutional                     (248,844)       (274,239)        (18,511,222)        (30,920,371)        (225,478)
  From net realized gain on sales of
    investments
    Class A                                             0      (6,814,078)                  0                   0                0
    Class D or Institutional                            0      (2,767,279)                  0                   0                0
  In excess of realized gain on sales of
    investments
    Class A                                             0               0                   0                   0                0
    Class D or Institutional                            0               0                   0                   0                0
  From tax return of capital
    Class A                                             0               0                   0                   0                0
    Class D or Institutional                            0               0                   0                   0                0
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold - Class A(1)        7,581,890       9,154,800       2,155,540,503       2,266,030,281        2,241,935
  Reinvestment of dividends - Class A(1)          589,870       6,367,210           4,654,270           8,654,713          564,739
  Cost of shares redeemed - Class A(1)         (3,428,718)     (8,048,045)     (1,955,445,899)     (2,265,443,706)      (6,629,488)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS A(1)                       4,743,042       7,473,965         204,748,874           9,241,288       (3,822,814)
  Proceeds from shares sold - Class D or
    Institutional                               7,196,424       9,098,246       1,361,969,915       2,542,261,944          515,136
  Reinvestment of dividends - Class D or
    Institutional                                 127,158       1,942,667          16,918,020          26,404,912           73,635
  Cost of shares redeemed - Class D or
    Institutional                              (2,033,155)     (2,535,609)     (1,447,685,327)     (2,138,796,870)      (1,781,928)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS D OR INSTITUTIONAL         5,290,427       8,505,304         (68,797,392)        429,869,986       (1,193,157)
INCREASE (DECREASE) IN NET ASSETS              20,962,141      16,926,149         135,965,054         439,226,293       (4,711,689)

NET ASSETS:
  Beginning net assets                         85,007,776      68,081,627       1,138,619,469         699,393,176       54,079,129
  ENDING NET ASSETS                          $105,969,917     $85,007,776     $ 1,274,584,523     $ 1,138,619,469     $ 49,367,440

SHARES ISSUED AND REDEEMED:
  Shares sold - Class A(1)                        512,948         626,835       2,155,540,503       2,266,030,281          211,492
  Shares issued in reinvestment of
    dividends - Class A(1)                         41,871         455,598           4,654,270           8,654,713           52,909
  Shares redeemed - Class A(1)                   (234,725)       (547,890)     (1,955,445,899)     (2,265,443,706)        (618,863)
NET INCREASE (DECREASE) IN SHARES
OUTSTANDING - CLASS A(1)                          320,094         534,543         204,748,874           9,241,288         (354,462)
  Shares sold - Class D or Institutional          392,026         501,829       1,361,969,915       2,542,261,944           35,612
  Shares issued in reinvestment of
    dividends - Class D or Institutional            7,280         112,003          16,918,020          26,404,912            5,094
  Shares redeemed - Class D or
    Institutional                                (111,105)       (138,443)     (1,447,685,327)     (2,138,796,870)        (123,221)
NET INCREASE (DECREASE) IN SHARES
OUTSTANDING - CLASS D OR INSTITUTIONAL            288,201         475,389         (68,797,392)        429,869,986          (82,515)


                                               For the
                                            Year Ended
                                              Dec. 31,
                                                  1996
INCREASE IN NET ASSETS
OPERATIONS:
  Net investment income                   $  3,327,334
  Net realized gain (loss) on sale of
    investments                               (245,237)
  Net change in unrealized appreciation
    (depreciation) of investments           (1,169,068)
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                              1,913,029
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A                                 (2,799,470)
    Class D or Institutional                  (527,864)
  From net realized gain on sales of
    investments
    Class A                                          0
    Class D or Institutional                         0
  In excess of realized gain on sales of
    investments
    Class A                                          0
    Class D or Institutional                         0
  From tax return of capital
    Class A                                          0
    Class D or Institutional                         0
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold - Class A(1)     1,939,494
  Reinvestment of dividends - Class A(1)     1,286,152
  Cost of shares redeemed - Class A(1)     (16,163,244)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS A(1)                  (12,937,598)
  Proceeds from shares sold - Class D or
    Institutional                              828,882
  Reinvestment of dividends - Class D or
    Institutional                              175,875
  Cost of shares redeemed - Class D or
    Institutional                           (3,284,233)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS D OR INSTITUTIONAL     (2,279,476)
INCREASE (DECREASE) IN NET ASSETS          (16,631,379)
NET ASSETS:
  Beginning net assets                      70,710,508
  ENDING NET ASSETS                       $ 54,079,129
SHARES ISSUED AND REDEEMED:
  Shares sold - Class A(1)                     181,822
  Shares issued in reinvestment of
    dividends - Class A(1)                     120,347
  Shares redeemed - Class A(1)              (1,514,411)
NET INCREASE (DECREASE) IN SHARES
OUTSTANDING - CLASS A(1)                    (1,212,242)
  Shares sold - Class D or Institutional        57,300
  Shares issued in reinvestment of
    dividends - Class D or Institutional        12,152
  Shares redeemed - Class D or
    Institutional                             (226,734)
NET INCREASE (DECREASE) IN SHARES
OUTSTANDING - CLASS D OR INSTITUTIONAL        (157,282)

 ...............................................................................

(1)  INCLUDES FUNDS WITH A SINGLE CLASS.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                SHORT-TERM
                                              GOVERNMENT- CORPORATE INCOME
                                                                      FUND
                                             .............................
                                              (Unaudited)
                                              For the Six          For the
                                             Months Ended       Year Ended
                                                 June 30,         Dec. 31,
                                                     1997             1996
INCREASE IN NET ASSETS
OPERATIONS:
  Net investment income                      $    344,607     $    613,660
  Net realized gain (loss) on sale of
    investments                                    (3,173)         (63,690)
  Net change in unrealized appreciation
    (depreciation) of investments                  (8,553)         (11,931)
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                   332,881          538,039

DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A                                      (344,607)        (613,660)
    Class D or Institutional                          N/A              N/A
  From net realized gain on sales of
    investments
    Class A                                             0                0
    Class D or Institutional                          N/A              N/A
  In excess of realized gain on sales of
    investments
    Class A                                             0                0
    Class D or Institutional                          N/A              N/A
  From tax return of capital
    Class A                                             0                0
    Class D or Institutional                          N/A              N/A
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold - Class A(1)        5,322,560       23,550,292
  Reinvestment of dividends - Class A(1)          285,026          368,319
  Cost of shares redeemed - Class A(1)         (9,399,354)     (15,774,832)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS A(1)                      (3,791,768)       8,143,779
  Proceeds from shares sold - Class D or
    Institutional                                     N/A              N/A
  Reinvestment of dividends - Class D or
    Institutional                                     N/A              N/A
  Cost of shares redeemed - Class D or
    Institutional                                     N/A              N/A
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS D OR INSTITUTIONAL               N/A              N/A
INCREASE (DECREASE) IN NET ASSETS              (3,803,494)       8,068,158

NET ASSETS:
  Beginning net assets                         14,022,625        5,954,467
  ENDING NET ASSETS                          $ 10,219,131     $ 14,022,625

SHARES ISSUED AND REDEEMED:
  Shares sold - Class A(1)                      1,069,891        4,726,783
  Shares issued in reinvestment of
    dividends - Class A(1)                         57,290           73,914
  Shares redeemed - Class A(1)                 (1,888,690)      (3,170,650)
NET INCREASE (DECREASE) IN SHARES
OUTSTANDING - CLASS A(1)                         (761,509)       1,630,047
  Shares sold - Class D or Institutional              N/A              N/A
  Shares issued in reinvestment of
    dividends - Class D or Institutional              N/A              N/A
  Shares redeemed - Class D or
    Institutional                                     N/A              N/A
NET INCREASE (DECREASE) IN SHARES
OUTSTANDING - CLASS D OR INSTITUTIONAL                N/A              N/A

 ...............................................................................

(1)  INCLUDES FUNDS WITH A SINGLE CLASS.
(2)  SEE NOTE 7.
(3)  SEE NOTE 5.

The accompanying notes are an integral part of these financial statements.

                                               SHORT-TERM MUNICIPAL INCOME       SMALL CAP STRATEGY FUND         STRATEGIC
                                                                      FUND                                     GROWTH FUND
                                             .............................     .........................     .............
                                                                                              From Sept.
                                                                               (Unaudited)      16, 1996
                                                                                  For the     (commencement    (Unaudited)
                                              (Unaudited)                             Six     of
                                              For the Six          For the         Months     operations)
                                             Months Ended       Year Ended          Ended     to               For the Six
                                                 June 30,         Dec. 31,       June 30,       Dec. 31,      Months Ended
                                                     1997             1996           1997        1996(2)     June 30, 1997
INCREASE IN NET ASSETS
OPERATIONS:
  Net investment income                      $    471,432     $    859,434     $  (20,176)    $   (6,006)    $    (964,819)
  Net realized gain (loss) on sale of
    investments                                    (5,864)           4,708        (12,586)       (88,195)           31,041
  Net change in unrealized appreciation
    (depreciation) of investments                 (21,759)         (81,904)       336,733        139,626         1,152,670
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                   443,809          782,238        303,971         45,425           218,892

DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A                                      (471,432)        (859,434)             0              0                 0
    Class D or Institutional                          N/A              N/A              0              0                 0
  From net realized gain on sales of
    investments
    Class A                                             0                0              0              0                 0
    Class D or Institutional                          N/A              N/A              0              0                 0
  In excess of realized gain on sales of
    investments
    Class A                                             0                0              0              0                 0
    Class D or Institutional                          N/A              N/A              0              0                 0
  From tax return of capital
    Class A                                             0                0              0              0                 0
    Class D or Institutional                          N/A              N/A              0              0                 0
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold - Class A(1)        9,799,923       20,946,410        711,962      3,117,624        96,818,478
  Reinvestment of dividends - Class A(1)          470,745          780,444              0              0                38
  Cost of shares redeemed - Class A(1)        (15,455,662)     (11,422,620)      (826,977)      (204,264)     (106,622,389)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS A(1)                      (5,184,994)      10,304,234       (115,015)     2,913,360        (9,803,873)
  Proceeds from shares sold - Class D or
    Institutional                                     N/A              N/A        550,695      1,812,007       125,206,166
  Reinvestment of dividends - Class D or
    Institutional                                     N/A              N/A              0              0                 0
  Cost of shares redeemed - Class D or
    Institutional                                     N/A              N/A       (266,458)      (208,816)     (137,935,765)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS D OR INSTITUTIONAL               N/A              N/A        284,237      1,603,191       (12,729,599)
INCREASE (DECREASE) IN NET ASSETS              (5,212,617)      10,227,038        473,193      4,561,976       (22,314,580)

NET ASSETS:
  Beginning net assets                         26,713,503       16,486,465      4,561,976              0       186,289,696
  ENDING NET ASSETS                          $ 21,500,886     $ 26,713,503     $5,035,169     $4,561,976     $ 163,975,116

SHARES ISSUED AND REDEEMED:
  Shares sold - Class A(1)                      1,972,461        4,213,144         73,778        313,258         5,611,335
  Shares issued in reinvestment of
    dividends - Class A(1)                         94,715          156,919              0              0                 2
  Shares redeemed - Class A(1)                 (3,112,318)      (2,299,217)       (88,462)       (20,916)       (6,158,728)
NET INCREASE (DECREASE) IN SHARES
OUTSTANDING - CLASS A(1)                       (1,045,142)       2,070,846        (14,684)       292,342          (547,391)
  Shares sold - Class D or Institutional              N/A              N/A         57,808        184,164         5,913,864
  Shares issued in reinvestment of
    dividends - Class D or Institutional              N/A              N/A              0              0                 0
  Shares redeemed - Class D or
    Institutional                                     N/A              N/A        (28,136)       (21,716)       (6,472,805)
NET INCREASE (DECREASE) IN SHARES
OUTSTANDING - CLASS D OR INSTITUTIONAL                N/A              N/A         29,672        162,448          (558,941)


                                               For the
                                            Year Ended
                                              Dec. 31,
                                               1996(3)
INCREASE IN NET ASSETS
OPERATIONS:
  Net investment income                   $ (1,450,885)
  Net realized gain (loss) on sale of
    investments                             12,997,935
  Net change in unrealized appreciation
    (depreciation) of investments           (4,523,410)
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                              7,023,640
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A                                          0
    Class D or Institutional                         0
  From net realized gain on sales of
    investments
    Class A                                   (941,378)
    Class D or Institutional                  (415,927)
  In excess of realized gain on sales of
    investments
    Class A                                          0
    Class D or Institutional                         0
  From tax return of capital
    Class A                                          0
    Class D or Institutional                         0
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold - Class A(1)   154,071,907
  Reinvestment of dividends - Class A(1)       728,971
  Cost of shares redeemed - Class A(1)     (86,486,498)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS A(1)                   68,314,380
  Proceeds from shares sold - Class D or
    Institutional                          110,701,166
  Reinvestment of dividends - Class D or
    Institutional                              176,740
  Cost of shares redeemed - Class D or
    Institutional                          (83,911,395)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS D OR INSTITUTIONAL     26,966,511
INCREASE (DECREASE) IN NET ASSETS          100,947,226
NET ASSETS:
  Beginning net assets                      85,342,470
  ENDING NET ASSETS                       $186,289,696
SHARES ISSUED AND REDEEMED:
  Shares sold - Class A(1)                   8,224,812
  Shares issued in reinvestment of
    dividends - Class A(1)                      38,619
  Shares redeemed - Class A(1)              (4,647,225)
NET INCREASE (DECREASE) IN SHARES
OUTSTANDING - CLASS A(1)                     3,616,206
  Shares sold - Class D or Institutional     4,803,786
  Shares issued in reinvestment of
    dividends - Class D or Institutional         7,629
  Shares redeemed - Class D or
    Institutional                           (3,640,411)
NET INCREASE (DECREASE) IN SHARES
OUTSTANDING - CLASS D OR INSTITUTIONAL       1,171,004

 ...............................................................................

(1)  INCLUDES FUNDS WITH A SINGLE CLASS.
(2)  SEE NOTE 7.
(3)  SEE NOTE 5.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                  U.S. GOVERNMENT INCOME FUND
                                             ................................
                                              (Unaudited)
                                              For the Six
                                             Months Ended             For the
                                                 June 30,          Year Ended
                                                     1997       Dec. 31, 1996
INCREASE IN NET ASSETS
OPERATIONS:
  Net investment income                      $  2,414,371     $     2,616,427
  Net realized gain (loss) on sale of
    investments                                  (907,763)           (499,201)
  Net change in unrealized appreciation
    (depreciation) of investments                 519,073            (979,155)
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                 2,025,681           1,138,071

DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A                                    (2,360,311)         (2,481,512)
    Class D or Institutional                      (54,060)           (134,915)
  From net realized gain on sales of
    investments
    Class A                                             0                   0
    Class D or Institutional                            0                   0
  In excess of realized gain on sales of
    investments
    Class A                                             0                   0
    Class D or Institutional                            0                   0
  From tax return of capital
    Class A                                             0                   0
    Class D or Institutional                            0                   0
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold - Class A(1)       16,848,341          60,822,363
  Reinvestment of dividends - Class A(1)        1,829,884           1,102,521
  Cost of shares redeemed - Class A(1)        (15,484,865)        (13,841,571)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS A(1)                       3,193,360          48,083,313
  Proceeds from shares sold - Class D or
    Institutional                                 186,925             357,679
  Reinvestment of dividends - Class D or
    Institutional                                  23,863              73,898
  Cost of shares redeemed - Class D or
    Institutional                                (693,150)           (771,274)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS D OR INSTITUTIONAL          (482,362)           (339,697)
INCREASE (DECREASE) IN NET ASSETS               2,322,308          46,265,260

NET ASSETS:
  Beginning net assets                         79,529,116          33,263,856
  ENDING NET ASSETS                          $ 81,851,424     $    79,529,116

SHARES ISSUED AND REDEEMED:
  Shares sold - Class A(1)                      1,679,580           6,055,576
  Shares issued in reinvestment of
    dividends - Class A(1)                        182,462             107,850
  Shares redeemed - Class A(1)                 (1,548,512)         (1,358,313)
NET INCREASE (DECREASE) IN SHARES
OUTSTANDING - CLASS A(1)                          313,530           4,805,113
  Shares sold - Class D or Institutional           13,639              25,817
  Shares issued in reinvestment of
    dividends - Class D or Institutional            1,740               5,293
  Shares redeemed - Class D or
    Institutional                                 (50,717)            (55,042)
NET INCREASE (DECREASE) IN SHARES
OUTSTANDING - CLASS D OR INSTITUTIONAL            (35,338)            (23,932)

 ...............................................................................

(1)  INCLUDES FUNDS WITH A SINGLE CLASS.

The accompanying notes are an integral part of these financial statements.

                                                                   U.S. TREASURY
                                                               MONEY MARKET FUND       VARIABLE RATE GOVERNMENT FUND
                                             ...................................     ...............................
                                                 (Unaudited)                           (Unaudited)
                                                 For the Six             For the       For the Six           For the
                                                Months Ended          Year Ended      Months Ended        Year Ended
                                               June 30, 1997       Dec. 31, 1996     June 30, 1997     Dec. 31, 1996
INCREASE IN NET ASSETS
OPERATIONS:
  Net investment income                      $    11,042,129     $    18,292,799     $  10,481,387     $  28,838,854
  Net realized gain (loss) on sale of
    investments                                        3,245              89,127         1,137,740        (4,577,544)
  Net change in unrealized appreciation
    (depreciation) of investments                          0                   0           261,011        (1,951,636)
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                   11,045,374          18,381,926        11,880,138        22,309,674

DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A                                       (6,789,774)        (12,422,629)      (10,290,179)      (26,355,616)
    Class D or Institutional                      (4,252,355)         (5,870,170)         (191,208)         (327,816)
  From net realized gain on sales of
    investments
    Class A                                                0             (15,959)                0                 0
    Class D or Institutional                               0              (7,621)                0                 0
  In excess of realized gain on sales of
    investments
    Class A                                                0                   0                 0                 0
    Class D or Institutional                               0                   0                 0                 0
  From tax return of capital
    Class A                                                0                   0                 0        (2,128,910)
    Class D or Institutional                               0                   0                 0           (26,512)
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold - Class A(1)       1,067,751,044       2,168,619,387        23,644,553        13,360,648
  Reinvestment of dividends - Class A(1)           1,955,948           3,858,257         1,795,625         6,013,951
  Cost of shares redeemed - Class A(1)        (1,053,394,514)     (2,093,456,183)      (95,536,101)     (272,864,909)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS A(1)                         16,312,478          79,021,461       (70,095,923)     (253,490,310)
  Proceeds from shares sold - Class D or
    Institutional                                215,349,510         515,834,680       128,099,010        82,466,303
  Reinvestment of dividends - Class D or
    Institutional                                  3,673,481           5,208,358           111,653           184,258
  Cost of shares redeemed - Class D or
    Institutional                               (198,296,617)       (427,392,856)     (122,778,463)      (84,794,106)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS D OR INSTITUTIONAL           20,726,374          93,650,182         5,432,200        (2,143,545)
INCREASE (DECREASE) IN NET ASSETS                 37,042,097         172,737,190       (63,264,972)     (262,163,035)

NET ASSETS:
  Beginning net assets                           434,623,551         261,886,361       399,463,870       661,626,905
  ENDING NET ASSETS                          $   471,665,648     $   434,623,551     $ 336,198,898     $ 399,463,870

SHARES ISSUED AND REDEEMED:
  Shares sold - Class A(1)                     1,067,751,044       2,168,619,388         2,552,112         1,440,106
  Shares issued in reinvestment of
    dividends - Class A(1)                         1,955,948           3,858,257           194,001           648,270
  Shares redeemed - Class A(1)                (1,053,394,514)     (2,093,452,821)      (10,313,261)      (29,451,100)
NET INCREASE (DECREASE) IN SHARES
OUTSTANDING - CLASS A(1)                          16,312,478          79,024,824        (7,567,148)      (27,362,724)
  Shares sold - Class D or Institutional         215,349,510         515,834,680         9,249,674         5,964,908
  Shares issued in reinvestment of
    dividends - Class D or Institutional           3,673,481           5,208,358             8,070            13,296
  Shares redeemed - Class D or
    Institutional                               (198,296,617)       (427,392,856)       (8,867,296)       (6,132,463)
NET INCREASE (DECREASE) IN SHARES
OUTSTANDING - CLASS D OR INSTITUTIONAL            20,726,374          93,650,182           390,448          (154,259)

 ...............................................................................

(1)  INCLUDES FUNDS WITH A SINGLE CLASS.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                           CALIFORNIA TAX-FREE BOND FUND
                                       .................................................
                                                                                 CLASS A
                                       .................................................
                                         (Unaudited)
                                          Six Months
                                               Ended        Year Ended        Year Ended
                                       June 30, 1997     Dec. 31, 1996     Dec. 31, 1995
NET ASSET VALUE, BEGINNING OF
 PERIOD                                       $10.49            $10.84            $10.20
                                       -------------     -------------     -------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                  0.26              0.54              0.60
  Net realized and unrealized gain
    (loss) on investments                       0.05             (0.12)             1.03
                                              ------            ------            ------
TOTAL FROM INVESTMENT OPERATIONS                0.31              0.42              1.63
LESS DISTRIBUTIONS:
  Dividends from net investment
    income                                     (0.26)            (0.54)            (0.60)
  Distributions from net realized
    gain                                        0.00             (0.23)            (0.39)
  Tax return of capital                         0.00              0.00              0.00
                                              ------            ------            ------
TOTAL FROM DISTRIBUTIONS                       (0.26)            (0.77)            (0.99)
                                       -------------     -------------     -------------
NET ASSET VALUE, END OF PERIOD                $10.54            $10.49            $10.84
                                       -------------     -------------     -------------
                                       -------------     -------------     -------------
TOTAL RETURN (NOT ANNUALIZED)*                 3.02%             4.03%            16.38%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000)           $223,651          $239,703          $268,352
  Number of shares outstanding, end
    of period (000)                           21,215            22,845            24,750
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to average net
    assets                                     0.73%             0.71%             0.58%
  Ratio of net investment income to
    average net assets                         5.05%             5.08%             5.59%
Portfolio turnover                                1%               19%               38%
Average commission rate paid(1)                  N/A               N/A               N/A
 .......................................................................................

Ratio of expenses to average net
assets prior to waived fees and
reimbursed expenses                            0.85%             0.82%             0.78%

Ratio of net investment income to
average net assets prior to waived
fees and reimbursed expenses                   4.93%             4.97%             5.39%

 ...............................................................................

(1) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(2)  THE CLASS D SHARES COMMENCED OPERATIONS ON JULY 1, 1993.
  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.

The accompanying notes are an integral part of these financial statements.

                                                                                CALIFORNIA TAX-FREE BOND FUND (CONT.)
                                .....................................................................................
                                                                                                           CLASS D(2)
                                                                  CLASS A (CONT.)     ...............................
                                .................................................       (Unaudited)
                                                     Year Ended                          Six Months
                                   Year Ended         Sept. 30,        Year Ended             Ended        Year Ended
                                Dec. 31, 1994              1993     Dec. 31, 1992     June 30, 1997     Dec. 31, 1996
NET ASSET VALUE, BEGINNING
 OF PERIOD                             $11.47            $10.92            $10.73            $13.70            $14.16
                                -------------     -------------     -------------     -------------     -------------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                               0.64              0.63              0.68              0.29              0.60
  Net realized and
    unrealized gain (loss)
    on investments                      (1.13)             0.75              0.26              0.06             (0.16)
                                       ------            ------            ------            ------            ------
TOTAL FROM INVESTMENT
OPERATIONS                              (0.49)             1.38              0.94              0.35              0.44
LESS DISTRIBUTIONS:
  Dividends from net
    investment income                   (0.64)            (0.63)            (0.68)            (0.29)            (0.60)
  Distributions from net
    realized gain                       (0.14)            (0.20)            (0.07)             0.00             (0.30)
  Tax return of capital                  0.00              0.00              0.00              0.00              0.00
                                       ------            ------            ------            ------            ------
TOTAL FROM DISTRIBUTIONS                (0.78)            (0.83)            (0.75)            (0.29)            (0.90)
                                -------------     -------------     -------------     -------------     -------------
NET ASSET VALUE, END OF
 PERIOD                                $10.20            $11.47            $10.92            $13.76            $13.70
                                -------------     -------------     -------------     -------------     -------------
                                -------------     -------------     -------------     -------------     -------------
TOTAL RETURN (NOT
ANNUALIZED)*                            (4.32)%          12.98%             9.01%             2.56%             3.24%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000)                            $273,105          $361,779          $375,376            $5,724            $6,506
  Number of shares
    outstanding, end of
    period (000)                       26,780            31,529            34,376               416               475
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets                  0.50%             0.69%             0.50%             1.47%             1.46%
  Ratio of net investment
    income to average net
    assets                              5.87%             5.54%             6.24%             4.30%             4.33%
Portfolio turnover                         4%               10%               24%                1%               19%
Average commission rate
  paid(1)                                 N/A               N/A               N/A               N/A               N/A
 ....................................................................................................................

Ratio of expenses to average
net assets prior to waived
fees and reimbursed expenses            0.95%             0.85%             0.85%             1.63%             1.59%

Ratio of net investment
income to average net assets
prior to waived fees and
reimbursed expenses                     5.42%             5.38%             5.89%             4.14%             4.20%


                                 Year Ended
                              Dec. 31, 1995
NET ASSET VALUE, BEGINNING
 OF PERIOD                           $13.32
                              -------------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                             0.68
  Net realized and
    unrealized gain (loss)
    on investments                     1.35
                                     ------
TOTAL FROM INVESTMENT
OPERATIONS                             2.03
LESS DISTRIBUTIONS:
  Dividends from net
    investment income                 (0.68)
  Distributions from net
    realized gain                     (0.51)
  Tax return of capital                0.00
                                     ------
TOTAL FROM DISTRIBUTIONS              (1.19)
                              -------------
NET ASSET VALUE, END OF
 PERIOD                              $14.16
                              -------------
                              -------------
TOTAL RETURN (NOT
ANNUALIZED)*                         15.58%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000)                            $7,063
  Number of shares
    outstanding, end of
    period (000)                        499
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets                1.30%
  Ratio of net investment
    income to average net
    assets                            4.87%
Portfolio turnover                      38%
Average commission rate
  paid(1)                               N/A
 ...........................
Ratio of expenses to average
net assets prior to waived
fees and reimbursed expenses          1.57%
Ratio of net investment
income to average net assets
prior to waived fees and
reimbursed expenses                   4.60%

 ...............................................................................

(1) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(2)  THE CLASS D SHARES COMMENCED OPERATIONS ON JULY 1, 1993.
  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                         CALIFORNIA TAX-FREE BOND FUND
                                                               (CONT.)
                                       ...............................
                                                    CLASS D(2) (CONT.)
                                       ...............................
                                                            Six Months
                                          Year Ended             Ended
                                       Dec. 31, 1994     Dec. 31, 1993
NET ASSET VALUE, BEGINNING OF
 PERIOD                                       $14.98            $15.00
                                       -------------     -------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                  0.73              0.34
  Net realized and unrealized gain
    (loss) on investments                      (1.47)             0.24
                                              ------            ------
TOTAL FROM INVESTMENT OPERATIONS               (0.74)             0.58
LESS DISTRIBUTIONS:
  Dividends from net investment
    income                                     (0.73)            (0.34)
  Distributions from net realized
    gain                                       (0.19)            (0.26)
  Tax return of capital                         0.00              0.00
                                              ------            ------
TOTAL FROM DISTRIBUTIONS                       (0.92)            (0.60)
                                       -------------     -------------
NET ASSET VALUE, END OF PERIOD                $13.32            $14.98
                                       -------------     -------------
                                       -------------     -------------
TOTAL RETURN (NOT ANNUALIZED)*                 (5.00)%           3.92%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000)             $7,346            $7,641
  Number of shares outstanding, end
    of period (000)                              552               510
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to average net
    assets                                     1.20%             1.32%
  Ratio of net investment income to
    average net assets                         5.15%             4.50%
Portfolio turnover                                4%               10%
Average commission rate paid(1)                  N/A               N/A
 .....................................................................

Ratio of expenses to average net
assets prior to waived fees and
reimbursed expenses                            1.82%             1.61%

Ratio of net investment income to
average net assets prior to waived
fees and reimbursed expenses                   4.53%             4.21%

 ...............................................................................

(1) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(2)  THE CLASS D SHARES COMMENCED OPERATIONS ON JULY 1, 1993.
  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.

The accompanying notes are an integral part of these financial statements.

                                                                                CALIFORNIA TAX-FREE MONEY MARKET FUND
                                .....................................................................................
                                  (Unaudited)
                                   Six Months
                                        Ended        Year Ended        Year Ended        Year Ended        Year Ended
                                June 30, 1997     Dec. 31, 1996     Dec. 31, 1995     Dec. 31, 1994     Dec. 31, 1993
NET ASSET VALUE, BEGINNING
 OF PERIOD                              $1.00             $1.00             $1.00             $1.00             $1.00
                                       ------            ------            ------            ------            ------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                               0.01              0.03              0.03              0.02              0.02
  Net realized and
    unrealized gain (loss)
    on investments                       0.00              0.00              0.00              0.00              0.00
                                        -----             -----             -----             -----             -----
TOTAL FROM INVESTMENT
OPERATIONS                               0.01              0.03              0.03              0.02              0.02
LESS DISTRIBUTIONS:
  Dividends from net
    investment income                   (0.01)            (0.03)            (0.03)            (0.02)            (0.02)
  Distributions from net
    realized gain                        0.00              0.00              0.00              0.00              0.00
  Tax return of capital                  0.00              0.00              0.00              0.00              0.00
                                        -----             -----             -----             -----             -----
TOTAL FROM DISTRIBUTIONS                (0.01)            (0.03)            (0.03)            (0.02)            (0.02)
                                       ------            ------            ------            ------            ------
NET ASSET VALUE, END OF
 PERIOD                                 $1.00             $1.00             $1.00             $1.00             $1.00
                                       ------            ------            ------            ------            ------
                                       ------            ------            ------            ------            ------
TOTAL RETURN (NOT
ANNUALIZED)*                            1.43%             2.81%             3.25%             2.22%             1.84%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000)                            $429,372          $391,287          $355,868          $288,409          $397,712
  Number of shares
    outstanding, end of
    period (000)                      429,435           391,345           355,940           288,409           397,717
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets                  0.64%             0.63%             0.68%             0.68%             0.66%
  Ratio of net investment
    income to average net
    assets                              2.87%             2.79%             3.20%             2.17%             1.82%
Portfolio turnover                        N/A               N/A               N/A               N/A               N/A
Average commission rate
  paid(1)                                 N/A               N/A               N/A               N/A               N/A
 ....................................................................................................................

Ratio of expenses to average
net assets prior to waived
fees and reimbursed expenses            0.68%             0.63%             0.68%             0.70%             0.70%

Ratio of net investment
income to average net assets
prior to waived fees and
reimbursed expenses                     2.83%             2.79%             3.20%             2.15%             1.78%


                                 Year Ended
                              Dec. 31, 1992
NET ASSET VALUE, BEGINNING
 OF PERIOD                            $1.00
                                     ------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                             0.03
  Net realized and
    unrealized gain (loss)
    on investments                     0.00
                                      -----
TOTAL FROM INVESTMENT
OPERATIONS                             0.03
LESS DISTRIBUTIONS:
  Dividends from net
    investment income                 (0.03)
  Distributions from net
    realized gain                      0.00
  Tax return of capital                0.00
                                      -----
TOTAL FROM DISTRIBUTIONS              (0.03)
                                     ------
NET ASSET VALUE, END OF
 PERIOD                               $1.00
                                     ------
                                     ------
TOTAL RETURN (NOT
ANNUALIZED)*                          2.54%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000)                          $363,067
  Number of shares
    outstanding, end of
    period (000)                    363,069
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets                0.66%
  Ratio of net investment
    income to average net
    assets                            2.50%
Portfolio turnover                      N/A
Average commission rate
  paid(1)                               N/A
 ...........................
Ratio of expenses to average
net assets prior to waived
fees and reimbursed expenses          0.69%
Ratio of net investment
income to average net assets
prior to waived fees and
reimbursed expenses                   2.47%

 ...............................................................................

(1) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(2)  THE CLASS D SHARES COMMENCED OPERATIONS ON JULY 1, 1993.
  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                   INDEX ALLOCATION FUND
                                       .................................................
                                                                                 CLASS A
                                       .................................................
                                         (Unaudited)
                                          Six Months
                                               Ended        Year Ended        Year Ended
                                       June 30, 1997     Dec. 31, 1996     Dec. 31, 1995
NET ASSET VALUE, BEGINNING OF
 PERIOD                                       $13.99            $13.76            $10.67
                                       -------------     -------------     -------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                  0.18              0.29              0.28
  Net realized and unrealized gain
    (loss) on investments                       1.70              2.02              3.42
                                              ------            ------            ------
TOTAL FROM INVESTMENT OPERATIONS                1.88              2.31              3.70
LESS DISTRIBUTIONS:
  Dividends from net investment
    income                                     (0.18)            (0.29)            (0.28)
  Distributions from net realized
    gain                                        0.00             (1.79)            (0.33)
  Tax return of capital                         0.00              0.00              0.00
                                              ------            ------            ------
TOTAL FROM DISTRIBUTIONS                       (0.18)            (2.08)            (0.61)
                                       -------------     -------------     -------------
NET ASSET VALUE, END OF PERIOD                 15.69             13.99            $13.76
                                       -------------     -------------     -------------
                                       -------------     -------------     -------------
TOTAL RETURN (NOT ANNUALIZED)*                13.52%            17.04%            34.71%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000)            $72,691           $60,353           $52,007
  Number of shares outstanding, end
    of period (000)                            4,633             4,313             3,778
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to average net
    assets                                     1.29%             1.31%             1.30%
  Ratio of net investment income to
    average net assets                         2.49%             2.06%             2.07%
Portfolio turnover                               36%               67%               47%
Average commission rate paid(1)              $0.0341           $0.0227               N/A
 .......................................................................................

Ratio of expenses to average net
assets prior to waived fees and
reimbursed expenses                            1.35%             1.44%             1.35%

Ratio of net investment income to
average net assets prior to waived
fees and reimbursed expenses                   2.43%             1.93%             2.02%

 ...............................................................................

(1) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(2)  THE CLASS D SHARES COMMENCED OPERATIONS ON JULY 1, 1993.
  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.

The accompanying notes are an integral part of these financial statements.

                                                                                        INDEX ALLOCATION FUND (CONT.)
                                .....................................................................................
                                                                                                           CLASS D(2)
                                                                                      ...............................
                                                                  CLASS A (CONT.)       (Unaudited)
                                .................................................        Six Months
                                   Year Ended        Year Ended        Year Ended             Ended        Year Ended
                                Dec. 31, 1994     Dec. 31, 1993     Dec. 31, 1992     June 30, 1997     Dec. 31, 1996
NET ASSET VALUE, BEGINNING
 OF PERIOD                             $11.90            $11.45            $11.95            $17.42            $17.10
                                -------------     -------------     -------------     -------------     -------------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                               0.31              0.30              0.47              0.15              0.22
  Net realized and
    unrealized gain (loss)
    on investments                      (0.39)             1.12              0.36              2.12              2.54
                                       ------            ------            ------            ------            ------
TOTAL FROM INVESTMENT
OPERATIONS                              (0.08)             1.42              0.83              2.27              2.76
LESS DISTRIBUTIONS:
  Dividends from net
    investment income                   (0.31)            (0.30)            (0.63)            (0.15)            (0.22)
  Distributions from net
    realized gain                       (0.84)            (0.67)            (0.70)             0.00             (2.22)
  Tax return of capital                  0.00              0.00              0.00              0.00              0.00
                                       ------            ------            ------            ------            ------
TOTAL FROM DISTRIBUTIONS                (1.15)            (0.97)            (1.33)            (0.15)            (2.44)
                                -------------     -------------     -------------     -------------     -------------
NET ASSET VALUE, END OF
 PERIOD                                $10.67            $11.90            $11.45            $19.54            $17.42
                                -------------     -------------     -------------     -------------     -------------
                                -------------     -------------     -------------     -------------     -------------
TOTAL RETURN (NOT
ANNUALIZED)*                            (0.68)%          12.54%             7.44%            13.08%            16.37%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000)                             $40,308           $53,124           $41,165           $33,278           $24,655
  Number of shares
    outstanding, end of
    period (000)                        3,779             4,465             3,596             1,703             1,415
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets                  1.30%             1.36%             1.25%             2.04%             2.05%
  Ratio of net investment
    income to average net
    assets                              2.41%             2.64%             4.08%             1.75%             1.35%
Portfolio turnover                        50%               53%               38%               36%               67%
Average commission rate
  paid(1)                                 N/A               N/A               N/A           $0.0341           $0.0227
 ....................................................................................................................

Ratio of expenses to average
net assets prior to waived
fees and reimbursed expenses            1.38%             1.47%             1.71%             2.11%             2.20%

Ratio of net investment
income to average net assets
prior to waived fees and
reimbursed expenses                     2.33%             2.53%             3.62%             1.68%             1.20%


                                 Year Ended
                              Dec. 31, 1995
NET ASSET VALUE, BEGINNING
 OF PERIOD                           $13.26
                              -------------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                             0.20
  Net realized and
    unrealized gain (loss)
    on investments                     4.24
                                     ------
TOTAL FROM INVESTMENT
OPERATIONS                             4.44
LESS DISTRIBUTIONS:
  Dividends from net
    investment income                 (0.20)
  Distributions from net
    realized gain                     (0.40)
  Tax return of capital                0.00
                                     ------
TOTAL FROM DISTRIBUTIONS              (0.60)
                              -------------
NET ASSET VALUE, END OF
 PERIOD                              $17.10
                              -------------
                              -------------
TOTAL RETURN (NOT
ANNUALIZED)*                         33.72%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000)                           $16,075
  Number of shares
    outstanding, end of
    period (000)                        940
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets                2.05%
  Ratio of net investment
    income to average net
    assets                            1.30%
Portfolio turnover                      47%
Average commission rate
  paid(1)                               N/A
 ...........................
Ratio of expenses to average
net assets prior to waived
fees and reimbursed expenses          2.17%
Ratio of net investment
income to average net assets
prior to waived fees and
reimbursed expenses                   1.18%

 ...............................................................................

(1) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(2)  THE CLASS D SHARES COMMENCED OPERATIONS ON JULY 1, 1993.
  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                         INDEX ALLOCATION FUND (CONT.)
                                       ...............................
                                                    CLASS D(2) (CONT.)
                                       ...............................
                                          Year Ended             Ended
                                       Dec. 31, 1994     Dec. 31, 1993
NET ASSET VALUE, BEGINNING OF
 PERIOD                                       $14.75            $15.00
                                       -------------     -------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                  0.25              0.07
  Net realized and unrealized gain
    (loss) on investments                      (0.45)             0.61
                                              ------            ------
TOTAL FROM INVESTMENT OPERATIONS               (0.20)             0.68
LESS DISTRIBUTIONS:
  Dividends from net investment
    income                                     (0.25)            (0.10)
  Distributions from net realized
    gain                                       (1.04)            (0.83)
  Tax return of capital                         0.00              0.00
                                              ------            ------
TOTAL FROM DISTRIBUTIONS                       (1.29)            (0.93)
                                       -------------     -------------
NET ASSET VALUE, END OF PERIOD                $13.26            $14.75
                                       -------------     -------------
                                       -------------     -------------
TOTAL RETURN (NOT ANNUALIZED)*                 (1.38)%           4.56%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000)             $9,798            $8,996
  Number of shares outstanding, end
    of period (000)                              739               610
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to average net
    assets                                     2.01%             0.96%
  Ratio of net investment income to
    average net assets                         1.75%             0.53%
Portfolio turnover                               50%               53%
Average commission rate paid(1)                  N/A               N/A
 .....................................................................

Ratio of expenses to average net
assets prior to waived fees and
reimbursed expenses                            2.20%             1.12%

Ratio of net investment income to
average net assets prior to waived
fees and reimbursed expenses                   1.56%             0.37%

 ...............................................................................

(1) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(2)  THE CLASS D SHARES COMMENCED OPERATIONS ON JULY 1, 1993.
  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.

The accompanying notes are an integral part of these financial statements.

                                                                                                    MONEY MARKET FUND
                                .....................................................................................
                                                                                                              CLASS A
                                .....................................................................................
                                  (Unaudited)
                                   Six Months
                                        Ended        Year Ended        Year Ended        Year Ended        Year Ended
                                June 30, 1997     Dec. 31, 1996     Dec. 31, 1995     Dec. 31, 1994     Dec. 31, 1993
NET ASSET VALUE, BEGINNING
 OF PERIOD                              $1.00             $1.00             $1.00             $1.00             $1.00
                                       ------            ------            ------            ------            ------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                               0.02              0.05              0.05              0.04              0.03
  Net realized and
    unrealized gain (loss)
    on investments                       0.00              0.00              0.00              0.00              0.00
                                        -----             -----             -----             -----             -----
TOTAL FROM INVESTMENT
OPERATIONS                               0.02              0.05              0.05              0.04              0.03
LESS DISTRIBUTIONS:
  Dividends from net
    investment income                   (0.02)            (0.05)            (0.05)            (0.04)            (0.03)
  Distributions from net
    realized gain                        0.00              0.00              0.00              0.00              0.00
  Tax return of capital                  0.00              0.00              0.00              0.00              0.00
                                        -----             -----             -----             -----             -----
TOTAL FROM DISTRIBUTIONS                (0.02)            (0.05)            (0.05)            (0.04)            (0.03)
                                       ------            ------            ------            ------            ------
NET ASSET VALUE, END OF
 PERIOD                                 $1.00             $1.00             $1.00             $1.00             $1.00
                                       ------            ------            ------            ------            ------
                                       ------            ------            ------            ------            ------
TOTAL RETURN (NOT
ANNUALIZED)*                            2.45%             4.89%             5.44%             3.70%             2.57%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000)                            $589,281          $384,527          $375,218          $307,878          $228,084
  Number of shares
    outstanding, end of
    period (000)                      589,354           384,605           375,364           307,915           228,085
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets                  0.65%             0.65%             0.65%             0.68%             0.74%
  Ratio of net investment
    income to average net
    assets                              4.90%             4.79%             5.43%             3.71%             2.54%
Portfolio turnover                        N/A               N/A               N/A               N/A               N/A
Average commission rate
  paid(1)                                 N/A               N/A               N/A               N/A               N/A
 ....................................................................................................................

Ratio of expenses to average
net assets prior to waived
fees and reimbursed expenses            0.71%             0.66%             0.69%             0.72%             0.74%

Ratio of net investment
income to average net assets
prior to waived fees and
reimbursed expenses                     4.84%             4.78%             5.39%             3.67%             2.54%


                                 Year Ended
                              Dec. 31, 1992
NET ASSET VALUE, BEGINNING
 OF PERIOD                            $1.00
                                     ------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                             0.03
  Net realized and
    unrealized gain (loss)
    on investments                     0.00
                                      -----
TOTAL FROM INVESTMENT
OPERATIONS                             0.03
LESS DISTRIBUTIONS:
  Dividends from net
    investment income                 (0.03)
  Distributions from net
    realized gain                      0.00
  Tax return of capital                0.00
                                      -----
TOTAL FROM DISTRIBUTIONS              (0.03)
                                     ------
NET ASSET VALUE, END OF
 PERIOD                               $1.00
                                     ------
                                     ------
TOTAL RETURN (NOT
ANNUALIZED)*                          3.23%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000)                          $268,424
  Number of shares
    outstanding, end of
    period (000)                    268,434
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets                0.75%
  Ratio of net investment
    income to average net
    assets                            3.17%
Portfolio turnover                      N/A
Average commission rate
  paid(1)                               N/A
 ...........................
Ratio of expenses to average
net assets prior to waived
fees and reimbursed expenses          0.75%
Ratio of net investment
income to average net assets
prior to waived fees and
reimbursed expenses                   3.17%

 ...............................................................................

(1) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(2)  THE CLASS D SHARES COMMENCED OPERATIONS ON JULY 1, 1993.
  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                             MONEY MARKET FUND (CONT.)
                                       ...............................
                                                INSTITUTIONAL CLASS(2)
                                       ...............................
                                         (Unaudited)
                                          Six Months
                                               Ended        Year Ended
                                       June 30, 1997     Dec. 31, 1996
NET ASSET VALUE, BEGINNING OF
 PERIOD                                        $1.00             $1.00
                                              ------            ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                  0.03              0.05
  Net realized and unrealized gain
    (loss) on investments                       0.00              0.00
                                               -----             -----
TOTAL FROM INVESTMENT OPERATIONS                0.03              0.05
LESS DISTRIBUTIONS:
  Dividends from net investment
    income                                     (0.03)            (0.05)
  Distributions from net realized
    gain                                        0.00              0.00
  Tax return of capital                         0.00              0.00
                                               -----             -----
TOTAL FROM DISTRIBUTIONS                       (0.03)            (0.05)
                                              ------            ------
NET ASSET VALUE, END OF PERIOD                 $1.00             $1.00
                                              ------            ------
                                              ------            ------
TOTAL RETURN (NOT ANNUALIZED)*                 2.58%             5.15%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000)           $685,303          $754,092
  Number of shares outstanding, end
    of period (000)                          685,295           754,092
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to average net
    assets                                     0.40%             0.40%
  Ratio of net investment income to
    average net assets                         5.14%             5.04%
Portfolio turnover                               N/A               N/A
Average commission rate paid(1)                  N/A               N/A
 .....................................................................

Ratio of expenses to average net
assets prior to waived fees and
reimbursed expenses                            0.41%             0.41%

Ratio of net investment income to
average net assets prior to waived
fees and reimbursed expenses                   5.13%             5.03%

 ...............................................................................

(1) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(2)  THE INSTITUTIONAL CLASS SHARES COMMENCED OPERATIONS ON AUGUST 18,
     1994.
  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.

The accompanying notes are an integral part of these financial statements.

                                      MONEY MARKET FUND (CONT.)                                 MUNICIPAL INCOME FUND
                                ...............................     .................................................
                                                                                                              CLASS A
                                 INSTITUTIONAL CLASS(2) (CONT.)     .................................................
                                                                      (Unaudited)
                                ...............................        Six Months
                                   Year Ended      Period Ended             Ended        Year Ended        Year Ended
                                Dec. 31, 1995     Dec. 31, 1994     June 30, 1997     Dec. 31, 1996     Dec. 31, 1995
NET ASSET VALUE, BEGINNING
 OF PERIOD                              $1.00             $1.00            $10.72            $10.93             $9.91
                                       ------            ------     -------------     -------------            ------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                               0.06              0.02              0.29              0.57              0.57
  Net realized and
    unrealized gain (loss)
    on investments                       0.00              0.00              0.06             (0.21)             1.02
                                        -----             -----            ------            ------             -----
TOTAL FROM INVESTMENT
OPERATIONS                               0.06              0.02              0.35              0.36              1.59
LESS DISTRIBUTIONS:
  Dividends from net
    investment income                   (0.06)            (0.02)            (0.29)            (0.57)            (0.57)
  Distributions from net
    realized gain                        0.00              0.00              0.00              0.00              0.00
  Tax return of capital                  0.00              0.00              0.00              0.00              0.00
                                        -----             -----            ------            ------             -----
TOTAL FROM DISTRIBUTIONS                (0.06)            (0.02)            (0.29)            (0.57)            (0.57)
                                       ------            ------     -------------     -------------            ------
NET ASSET VALUE, END OF
 PERIOD                                 $1.00             $1.00            $10.78            $10.72            $10.93
                                       ------            ------     -------------     -------------            ------
                                       ------            ------     -------------     -------------            ------
TOTAL RETURN (NOT
ANNUALIZED)*                            5.71%             1.83%             3.28%             3.49%            16.45%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000)                            $324,175           $11,237           $40,763           $44,326           $58,440
  Number of shares
    outstanding, end of
    period (000)                      324,222            11,238             3,780             4,135             5,347
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets                  0.39%             0.38%             0.80%             0.80%             0.71%
  Ratio of net investment
    income to average net
    assets                              5.70%             5.05%             5.40%             5.39%             5.49%
Portfolio turnover                        N/A               N/A                2%               16%               14%
Average commission rate
  paid(1)                                 N/A               N/A               N/A               N/A               N/A
 ....................................................................................................................

Ratio of expenses to average
net assets prior to waived
fees and reimbursed expenses            0.45%             0.55%             1.17%             1.25%             1.09%

Ratio of net investment
income to average net assets
prior to waived fees and
reimbursed expenses                     5.64%             4.88%             5.03%             4.94%             5.11%


                                 Year Ended
                              Dec. 31, 1994
NET ASSET VALUE, BEGINNING
 OF PERIOD                           $11.27
                              -------------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                             0.60
  Net realized and
    unrealized gain (loss)
    on investments                    (1.36)
                                     ------
TOTAL FROM INVESTMENT
OPERATIONS                            (0.76)
LESS DISTRIBUTIONS:
  Dividends from net
    investment income                 (0.60)
  Distributions from net
    realized gain                      0.00
  Tax return of capital                0.00
                                     ------
TOTAL FROM DISTRIBUTIONS              (0.60)
                              -------------
NET ASSET VALUE, END OF
 PERIOD                               $9.91
                              -------------
                              -------------
TOTAL RETURN (NOT
ANNUALIZED)*                          (6.82)%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000)                           $73,791
  Number of shares
    outstanding, end of
    period (000)                      7,446
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets                0.43%
  Ratio of net investment
    income to average net
    assets                            5.77%
Portfolio turnover                      32%
Average commission rate
  paid(1)                               N/A
 ...........................
Ratio of expenses to average
net assets prior to waived
fees and reimbursed expenses          0.98%
Ratio of net investment
income to average net assets
prior to waived fees and
reimbursed expenses                   5.22%

 ...............................................................................

(1) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(2)  THE INSTITUTIONAL CLASS SHARES COMMENCED OPERATIONS ON AUGUST 18,
     1994.
  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                         MUNICIPAL INCOME FUND (CONT.)
                                       ...............................
                                                       CLASS A (CONT.)
                                       ...............................
                                          Year Ended        Year Ended
                                       Dec. 31, 1993     Dec. 31, 1992
NET ASSET VALUE, BEGINNING OF
 PERIOD                                       $10.56            $10.25
                                       -------------     -------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                  0.64              0.66
  Net realized and unrealized gain
    (loss) on investments                       0.71              0.32
                                              ------            ------
TOTAL FROM INVESTMENT OPERATIONS                1.35              0.98
LESS DISTRIBUTIONS:
  Dividends from net investment
    income                                     (0.64)            (0.66)
  Distributions from net realized
    gain                                        0.00             (0.01)
  Tax return of capital                         0.00              0.00
                                              ------            ------
TOTAL FROM DISTRIBUTIONS                       (0.64)            (0.67)
                                       -------------     -------------
NET ASSET VALUE, END OF PERIOD                $11.27            $10.56
                                       -------------     -------------
                                       -------------     -------------
TOTAL RETURN (NOT ANNUALIZED)*                13.11%             9.94%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000)           $104,701           $52,553
  Number of shares outstanding, end
    of period (000)                            9,294             4,976
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to average net
    assets                                     0.39%             0.23%
  Ratio of net investment income to
    average net assets                         5.56%             6.05%
Portfolio turnover                               15%               67%
Average commission rate paid(1)                  N/A               N/A
 .....................................................................

Ratio of expenses to average net
assets prior to waived fees and
reimbursed expenses                            1.09%             1.20%

Ratio of net investment income to
average net assets prior to waived
fees and reimbursed expenses                   4.86%             5.08%

 ...............................................................................

(1) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(2)  THE CLASS D SHARES COMMENCED OPERATIONS ON JULY 1, 1993.
  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.

The accompanying notes are an integral part of these financial statements.

                                                                                        MUNICIPAL INCOME FUND (CONT.)
                                .....................................................................................
                                                                                                           CLASS D(2)
                                .....................................................................................
                                  (Unaudited)
                                   Six Months                                                              Six Months
                                        Ended        Year Ended        Year Ended        Year Ended             Ended
                                June 30, 1997     Dec. 31, 1996     Dec. 31, 1995     Dec. 31, 1994     Dec. 31, 1993
NET ASSET VALUE, BEGINNING
 OF PERIOD                             $14.52            $14.80            $13.42            $15.26            $15.00
                                -------------     -------------     -------------     -------------     -------------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                               0.34              0.69              0.69              0.73              0.36
  Net realized and
    unrealized gain (loss)
    on investments                       0.08             (0.28)             1.38             (1.84)             0.26
                                       ------            ------            ------            ------            ------
TOTAL FROM INVESTMENT
OPERATIONS                               0.42              0.41              2.07             (1.11)             0.62
LESS DISTRIBUTIONS:
  Dividends from net
    investment income                   (0.34)            (0.69)            (0.69)            (0.73)            (0.36)
  Distributions from net
    realized gain                        0.00              0.00              0.00              0.00              0.00
  Tax return of capital                  0.00              0.00              0.00              0.00              0.00
                                       ------            ------            ------            ------            ------
TOTAL FROM DISTRIBUTIONS                (0.34)            (0.69)            (0.69)            (0.73)            (0.36)
                                -------------     -------------     -------------     -------------     -------------
NET ASSET VALUE, END OF
 PERIOD                                $14.60            $14.52            $14.80            $13.42            $15.26
                                -------------     -------------     -------------     -------------     -------------
                                -------------     -------------     -------------     -------------     -------------
TOTAL RETURN (NOT
ANNUALIZED)*                            2.97%             2.90%            15.75%             (7.37)%           4.19%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000)                              $8,605            $9,753           $12,271           $15,545           $14,771
  Number of shares
    outstanding, end of
    period (000)                          589               672               829             1,158               968
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets                  1.40%             1.40%             1.32%             1.02%             1.13%
  Ratio of net investment
    income to average net
    assets                              4.82%             4.79%             4.88%             5.17%             4.14%
Portfolio turnover                         2%               16%               14%               32%               15%
Average commission rate
  paid(1)                                 N/A               N/A               N/A               N/A               N/A
 ....................................................................................................................

Ratio of expenses to average
net assets prior to waived
fees and reimbursed expenses            1.92%             1.92%             1.78%             1.74%             1.84%

Ratio of net investment
income to average net assets
prior to waived fees and
reimbursed expenses                     4.30%             4.27%             4.42%             4.45%             3.43%

 ...............................................................................

(1) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(2)  THE CLASS D SHARES COMMENCED OPERATIONS ON JULY 1, 1993.
  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                            SHORT-TERM
                                                  GOVERNMENT-CORPORATE
                                                        INCOME FUND(2)
                                       ...............................
                                         (Unaudited)
                                          Six Months
                                               Ended        Year Ended
                                       June 30, 1997     Dec. 31, 1996
NET ASSET VALUE, BEGINNING OF
 PERIOD                                        $4.98             $5.02
                                              ------            ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                  0.14              0.28
  Net realized and unrealized gain
    (loss) on investments                       0.00             (0.04)
                                               -----             -----
TOTAL FROM INVESTMENT OPERATIONS                0.14              0.24
LESS DISTRIBUTIONS:
  Dividends from net investment
    income                                     (0.14)            (0.28)
  Distributions from net realized
    gain                                        0.00              0.00
  Tax return of capital                         0.00              0.00
                                               -----             -----
TOTAL FROM DISTRIBUTIONS                       (0.14)            (0.28)
                                              ------            ------
NET ASSET VALUE, END OF PERIOD                 $4.98             $4.98
                                              ------            ------
                                              ------            ------
TOTAL RETURN (NOT ANNUALIZED)*                 2.90%             4.83%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000)            $10,219           $14,023
  Number of shares outstanding, end
    of period (000)                            2,054             2,815
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to average net
    assets                                   0.37%(3)          0.36%(3)
  Ratio of net investment income to
    average net assets                       5.75%(3)          5.47%(3)
Portfolio turnover                               N/A               N/A
Average commission rate paid(1)                  N/A               N/A
 .....................................................................

Ratio of expenses to average net
assets prior to waived fees and
reimbursed expenses                          1.84%(3)          1.85%(3)

Ratio of net investment income to
average net assets prior to waived
fees and reimbursed expenses                 4.28%(3)          3.98%(3)

 ...............................................................................

(1) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(2)  THE FUND COMMENCED OPERATIONS ON SEPTEMBER 19, 1994.
(3)  THE RATIO INCLUDES INCOME AND/OR EXPENSES CHARGED TO THE MASTER
     PORTFOLIO.
(4)  THE FUND COMMENCED OPERATIONS ON JUNE 3, 1994.
  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.

The accompanying notes are an integral part of these financial statements.

                                                     SHORT-TERM                   SHORT-TERM MUNICIPAL INCOME FUND(4)
                                           GOVERNMENT-CORPORATE     .................................................
                                         INCOME FUND(2) (CONT.)       (Unaudited)
                                ...............................        Six Months
                                   Year Ended      Period Ended             Ended        Year Ended        Year Ended
                                Dec. 31, 1995     Dec. 31, 1994     June 30, 1997     Dec. 31, 1996     Dec. 31, 1995
NET ASSET VALUE, BEGINNING
 OF PERIOD                              $4.93             $5.00             $4.97             $4.99             $4.92
                                       ------            ------            ------            ------            ------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                               0.30              0.08              0.10              0.20              0.22
  Net realized and
    unrealized gain (loss)
    on investments                       0.09             (0.07)             0.00             (0.02)             0.07
                                        -----             -----             -----             -----             -----
TOTAL FROM INVESTMENT
OPERATIONS                               0.39              0.01              0.10              0.18              0.29
LESS DISTRIBUTIONS:
  Dividends from net
    investment income                   (0.30)            (0.08)            (0.10)            (0.20)            (0.22)
  Distributions from net
    realized gain                        0.00              0.00              0.00              0.00              0.00
  Tax return of capital                  0.00              0.00              0.00              0.00              0.00
                                        -----             -----             -----             -----             -----
TOTAL FROM DISTRIBUTIONS                (0.30)            (0.08)            (0.10)            (0.20)            (0.22)
                                       ------            ------            ------            ------            ------
NET ASSET VALUE, END OF
 PERIOD                                 $5.02             $4.93             $4.97             $4.97             $4.99
                                       ------            ------            ------            ------            ------
                                       ------            ------            ------            ------            ------
TOTAL RETURN (NOT
ANNUALIZED)*                            8.05%             0.28%             1.95%             3.62%             6.10%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000)                              $5,954               $96           $21,501           $26,714           $16,486
  Number of shares
    outstanding, end of
    period (000)                        1,185                20             4,328             5,373             3,302
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets                0.30%(3)          0.30%(3)          0.39%(3)          0.40%(3)          0.38%(3)
  Ratio of net investment
    income to average net
    assets                            6.01%(3)          5.77%(3)          3.89%(3)          3.95%(3)          4.39%(3)
Portfolio turnover                        N/A               N/A               N/A               N/A               N/A
Average commission rate
  paid(1)                                 N/A               N/A               N/A               N/A               N/A
 ....................................................................................................................

Ratio of expenses to average
net assets prior to waived
fees and reimbursed expenses          6.79%(3)         67.89%(3)          1.48%(3)          1.43%(3)          1.97%(3)

Ratio of net investment
income to average net assets
prior to waived fees and
reimbursed expenses                     (0.48)%(3)        (61.82)%(3)       2.80%(3)        2.92%(3)          2.80%(3)


                               Period Ended
                              Dec. 31, 1994
NET ASSET VALUE, BEGINNING
 OF PERIOD                            $5.00
                                     ------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                             0.09
  Net realized and
    unrealized gain (loss)
    on investments                    (0.08)
                                      -----
TOTAL FROM INVESTMENT
OPERATIONS                             0.01
LESS DISTRIBUTIONS:
  Dividends from net
    investment income                 (0.09)
  Distributions from net
    realized gain                      0.00
  Tax return of capital                0.00
                                      -----
TOTAL FROM DISTRIBUTIONS              (0.09)
                                     ------
NET ASSET VALUE, END OF
 PERIOD                               $4.92
                                     ------
                                     ------
TOTAL RETURN (NOT
ANNUALIZED)*                          0.13%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000)                           $11,778
  Number of shares
    outstanding, end of
    period (000)                      2,392
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets              0.27%(3)
  Ratio of net investment
    income to average net
    assets                          3.67%(3)
Portfolio turnover                      N/A
Average commission rate
  paid(1)                               N/A
 ...........................
Ratio of expenses to average
net assets prior to waived
fees and reimbursed expenses        1.98%(3)
Ratio of net investment
income to average net assets
prior to waived fees and
reimbursed expenses                 1.96%(3)

 ...............................................................................

(1) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(2)  THE FUND COMMENCED OPERATIONS ON SEPTEMBER 19, 1994.
(3)  THE RATIO INCLUDES INCOME AND/OR EXPENSES CHARGED TO THE MASTER
     PORTFOLIO.
(4)  THE FUND COMMENCED OPERATIONS ON JUNE 3, 1994.
  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                             SMALL CAP
                                                      STRATEGY FUND(2)
                                       ...............................
                                                               CLASS A
                                       ...............................
                                         (Unaudited)
                                          Six Months
                                               Ended      Period Ended
                                       June 30, 1997     Dec. 31, 1996
NET ASSET VALUE, BEGINNING OF
 PERIOD                                       $10.04            $10.00
                                       -------------     -------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                 (0.03)            (0.01)
  Net realized and unrealized gain
    (loss) on investments                       0.73              0.05
                                              ------            ------
TOTAL FROM INVESTMENT OPERATIONS                0.70              0.04
LESS DISTRIBUTIONS:
  Dividends from net investment
    income                                      0.00              0.00
  Distributions from net realized
    gain                                        0.00              0.00
  Tax return of capital                         0.00              0.00
                                              ------            ------
TOTAL FROM DISTRIBUTIONS                        0.00              0.00
                                       -------------     -------------
NET ASSET VALUE, END OF PERIOD                $10.74            $10.04
                                       -------------     -------------
                                       -------------     -------------
TOTAL RETURN (NOT ANNUALIZED)*                 6.97%             0.40%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000)             $2,983            $2,935
  Number of shares outstanding, end
    of period (000)                              278               292
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to average net
    assets                                   1.33%(3)          1.41%(3)
  Ratio of net investment income to
    average net assets                         (0.61)%(3)         (0.40)%(3)
Portfolio turnover                               N/A               N/A
Average commission rate paid(1)                  N/A               N/A
 .....................................................................

Ratio of expenses to average net
assets prior to waived fees and
reimbursed expenses                          3.98%(3)          5.57%(3)

Ratio of net investment income to
average net assets prior to waived
fees and reimbursed expenses                   (3.26)%(3)         (4.56)%(3)

 ...............................................................................

(1) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(2)  THE FUND COMMENCED OPERATIONS ON SEPTEMBER 16, 1996.
(3)  THE RATIO INCLUDES INCOME AND/OR EXPENSES CHARGED TO THE MASTER
     PORTFOLIO.
(4)  THE RATIO REFLECTS ACTIVITY FOR THE STAND-ALONE PERIOD ONLY. SEE NOTE
     5.
(5)  THE FUND COMMENCED OPERATIONS ON JANUARY 20, 1993.
  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.

The accompanying notes are an integral part of these financial statements.

                                                      SMALL CAP
                                       STRATEGY FUND(2) (CONT.)                                 STRATEGIC GROWTH FUND
                                ...............................     .................................................
                                                        CLASS D                                            CLASS A(5)
                                ...............................     .................................................
                                  (Unaudited)                         (Unaudited)
                                   Six Months                          Six Months
                                        Ended      Period Ended             Ended        Year Ended        Year Ended
                                Dec. 31, 1997     Dec. 31, 1996     June 30, 1997     Dec. 31, 1996     Dec. 31, 1995
NET ASSET VALUE, BEGINNING
 OF PERIOD                             $10.01            $10.00            $18.42            $16.82            $13.29
                                -------------     -------------     -------------     -------------     -------------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                              (0.06)            (0.02)            (0.08)            (0.03)            (0.04)
  Net realized and
    unrealized gain (loss)
    on investments                       0.73              0.03              0.14              1.77              5.66
                                       ------            ------            ------            ------            ------
TOTAL FROM INVESTMENT
OPERATIONS                               0.67              0.01              0.06              1.74              5.62
LESS DISTRIBUTIONS:
  Dividends from net
    investment income                    0.00              0.00              0.00              0.00              0.00
  Distributions from net
    realized gain                        0.00              0.00              0.00             (0.14)            (2.09)
  Tax return of capital                  0.00              0.00              0.00              0.00              0.00
                                       ------            ------            ------            ------            ------
TOTAL FROM DISTRIBUTIONS                 0.00              0.00              0.00             (0.14)            (2.09)
                                -------------     -------------     -------------     -------------     -------------
NET ASSET VALUE, END OF
 PERIOD                                $10.68            $10.01            $18.48            $18.42            $16.82
                                -------------     -------------     -------------     -------------     -------------
                                -------------     -------------     -------------     -------------     -------------
TOTAL RETURN (NOT
ANNUALIZED)*                            6.69%             0.10%             0.33%            10.32%            42.51%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000)                              $2,052            $1,627          $121,542          $131,226           $59,016
  Number of shares
    outstanding, end of
    period (000)                          192               162             6,577             7,124             3,508
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets                2.09%(3)          2.16%(3)          1.20%(3)          1.24%(3)            1.28%
  Ratio of net investment
    income to average net
    assets                              (1.36)%(3)         (1.12)%(3)         (0.95)%(3)         (0.82)%(3)         (0.76)%
Portfolio turnover                        N/A               N/A               N/A             10%(4)             171%
Average commission rate
  paid(1)                                 N/A               N/A               N/A           $0.0760(4)            N/A
 ....................................................................................................................

Ratio of expenses to average
net assets prior to waived
fees and reimbursed expenses          4.68%(3)          6.30%(3)          1.20%(3)          1.27%(3)            1.38%

Ratio of net investment
income to average net assets
prior to waived fees and
reimbursed expenses                     (3.95)%(3)         (5.26)%(3)         (0.95)%(3)         (0.85)%(3)         (0.86)%


                                 Year Ended      Period Ended
                              Dec. 31, 1994     Dec. 31, 1993
NET ASSET VALUE, BEGINNING
 OF PERIOD                           $13.20            $10.00
                              -------------     -------------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                            (0.11)            (0.03)
  Net realized and
    unrealized gain (loss)
    on investments                     0.67              3.68
                                     ------            ------
TOTAL FROM INVESTMENT
OPERATIONS                             0.56              3.65
LESS DISTRIBUTIONS:
  Dividends from net
    investment income                  0.00             (0.03)
  Distributions from net
    realized gain                     (0.33)            (0.41)
  Tax return of capital               (0.14)            (0.01)
                                     ------            ------
TOTAL FROM DISTRIBUTIONS              (0.47)            (0.45)
                              -------------     -------------
NET ASSET VALUE, END OF
 PERIOD                              $13.29            $13.20
                              -------------     -------------
                              -------------     -------------
TOTAL RETURN (NOT
ANNUALIZED)*                          4.23%            36.56%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000)                           $26,744           $25,413
  Number of shares
    outstanding, end of
    period (000)                      2,013             1,926
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets                1.20%             0.66%
  Ratio of net investment
    income to average net
    assets                            (0.81)%           (0.01)%
Portfolio turnover                     149%              182%
Average commission rate
  paid(1)                               N/A               N/A
 ...........................
Ratio of expenses to average
net assets prior to waived
fees and reimbursed expenses          1.55%             1.64%
Ratio of net investment
income to average net assets
prior to waived fees and
reimbursed expenses                   (1.16)%           (0.99)%

 ...............................................................................

(1) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(2)  THE FUND COMMENCED OPERATIONS ON SEPTEMBER 16, 1996.
(3)  THE RATIO INCLUDES INCOME AND/OR EXPENSES CHARGED TO THE MASTER
     PORTFOLIO.
(4)  THE RATIO REFLECTS ACTIVITY FOR THE STAND-ALONE PERIOD ONLY. SEE NOTE
     5.
(5)  THE FUND COMMENCED OPERATIONS ON JANUARY 20, 1993.
  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                         STRATEGIC GROWTH FUND (CONT.)
                                       ...............................
                                                            CLASS D(2)
                                       ...............................
                                         (Unaudited)
                                          Six Months
                                               Ended        Year Ended
                                       June 30, 1997     Dec. 31, 1996
NET ASSET VALUE, BEGINNING OF
 PERIOD                                       $22.59            $20.79
                                       -------------     -------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                 (0.18)            (0.08)
  Net realized and unrealized gain
    (loss) on investments                       0.18              2.05
                                              ------            ------
TOTAL FROM INVESTMENT OPERATIONS                0.00              1.97
LESS DISTRIBUTIONS:
  Dividends from net investment
    income                                      0.00              0.00
  Distributions from net realized
    gain                                        0.00             (0.17)
  Tax return of capital                         0.00              0.00
                                              ------            ------
TOTAL FROM DISTRIBUTIONS                        0.00             (0.17)
                                       -------------     -------------
NET ASSET VALUE, END OF PERIOD                $22.59            $22.59
                                       -------------     -------------
                                       -------------     -------------
TOTAL RETURN (NOT ANNUALIZED)*                 0.00%             9.46%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000)            $42,434           $55,063
  Number of shares outstanding, end
    of period (000)                            1,879             2,437
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to average net
    assets                                   1.93%(3)          2.00%(3)
  Ratio of net investment income to
    average net assets                         (1.68)%(3)         (1.58)%(3)
Portfolio turnover                               N/A             10%(4)
Average commission rate paid(1)                  N/A           $0.0760(4)
 .....................................................................

Ratio of expenses to average net
assets prior to waived fees and
reimbursed expenses                          1.95%(3)          2.02%(3)

Ratio of net investment income to
average net assets prior to waived
fees and reimbursed expenses                   (1.70)%(3)         (1.60)%(3)

 ...............................................................................

(1) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(2)  THE CLASS D SHARES COMMENCED OPERATIONS ON JULY 1, 1993.
(3)  THE RATIO INCLUDES INCOME AND/OR EXPENSES CHARGED TO THE MASTER
     PORTFOLIO.
(4)  THE RATIO REFLECTS ACTIVITY FOR THE STAND-ALONE PERIOD ONLY. SEE NOTE
     5.
  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.

The accompanying notes are an integral part of these financial statements.

                                                                                          U.S. GOVERNMENT INCOME FUND
                                                    STRATEGIC GROWTH FUND (CONT.)     ...............................
                                .................................................                             CLASS A
                                                                                      ...............................
                                                               CLASS D(2) (CONT.)       (Unaudited)
                                .................................................        Six Months
                                   Year Ended        Year Ended      Period Ended             Ended        Year Ended
                                Dec. 31, 1995     Dec. 31, 1994     Dec. 31, 1993     June 30, 1997     Dec. 31, 1996
NET ASSET VALUE, BEGINNING
 OF PERIOD                             $16.54            $16.55            $15.00            $10.12            $10.78
                                -------------     -------------     -------------     -------------     -------------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                              (0.16)            (0.24)            (0.43)             0.30              0.63
  Net realized and
    unrealized gain (loss)
    on investments                       6.99              0.81              2.51             (0.04)            (0.66)
                                       ------            ------            ------            ------            ------
TOTAL FROM INVESTMENT
OPERATIONS                               6.83              0.57              2.08              0.26             (0.03)
LESS DISTRIBUTIONS:
  Dividends from net
    investment income                    0.00              0.00              0.00             (0.30)            (0.63)
  Distributions from net
    realized gain                       (2.58)            (0.40)            (0.53)             0.00              0.00
  Tax return of capital                  0.00             (0.18)             0.00              0.00              0.00
                                       ------            ------            ------            ------            ------
TOTAL FROM DISTRIBUTIONS                (2.58)            (0.58)            (0.53)            (0.30)            (0.63)
                                -------------     -------------     -------------     -------------     -------------
NET ASSET VALUE, END OF
 PERIOD                                $20.79            $16.54            $16.55            $10.08            $10.12
                                -------------     -------------     -------------     -------------     -------------
                                -------------     -------------     -------------     -------------     -------------
TOTAL RETURN (NOT
ANNUALIZED)*                           41.54%             3.46%            13.84%             2.65%             (0.11)%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000)                             $26,326           $15,335           $11,932           $80,058           $77,239
  Number of shares
    outstanding, end of
    period (000)                        1,266               927               721             7,944             7,631
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets                  2.02%             1.95%             0.61%             0.89%             0.89%
  Ratio of net investment
    income to average net
    assets                              (1.49)%           (1.56)%           (1.00)%           6.07%             6.07%
Portfolio turnover                       171%              149%              182%              125%              240%
Average commission rate
  paid(1)                                 N/A               N/A               N/A               N/A               N/A
 ....................................................................................................................

Ratio of expenses to average
net assets prior to waived
fees and reimbursed expenses            2.09%             2.23%             2.14%             0.97%             1.24%

Ratio of net investment
income to average net assets
prior to waived fees and
reimbursed expenses                     (1.56)%           (1.84)%           (2.53)%           5.99%             5.72%


                                 Year Ended
                              Dec. 31, 1995
NET ASSET VALUE, BEGINNING
 OF PERIOD                            $9.66
                                     ------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                             0.69
  Net realized and
    unrealized gain (loss)
    on investments                     1.12
                                      -----
TOTAL FROM INVESTMENT
OPERATIONS                             1.81
LESS DISTRIBUTIONS:
  Dividends from net
    investment income                 (0.69)
  Distributions from net
    realized gain                      0.00
  Tax return of capital                0.00
                                      -----
TOTAL FROM DISTRIBUTIONS              (0.69)
                                     ------
NET ASSET VALUE, END OF
 PERIOD                              $10.78
                                     ------
                                     ------
TOTAL RETURN (NOT
ANNUALIZED)*                         19.32%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000)                           $30,471
  Number of shares
    outstanding, end of
    period (000)                      2,826
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets                0.88%
  Ratio of net investment
    income to average net
    assets                            6.79%
Portfolio turnover                      95%
Average commission rate
  paid(1)                               N/A
 ...........................
Ratio of expenses to average
net assets prior to waived
fees and reimbursed expenses          1.24%
Ratio of net investment
income to average net assets
prior to waived fees and
reimbursed expenses                   6.44%

 ...............................................................................

(1) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(2)  THE CLASS D SHARES COMMENCED OPERATIONS ON JULY 1, 1993.
(3)  THE RATIO INCLUDES INCOME AND/OR EXPENSES CHARGED TO THE MASTER
     PORTFOLIO.
(4)  THE RATIO REFLECTS ACTIVITY FOR THE STAND-ALONE PERIOD ONLY. SEE NOTE
     5.
  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                     U.S. GOVERNMENT INCOME FUND (CONT.)
                                       .................................................
                                                                         CLASS A (CONT.)
                                       .................................................
                                          Year Ended        Year Ended        Year Ended
                                       Dec. 31, 1994     Dec. 31, 1993     Dec. 31, 1992
NET ASSET VALUE, BEGINNING OF
 PERIOD                                       $10.87            $10.56            $10.97
                                       -------------     -------------     -------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                  0.70              0.74              0.79
  Net realized and unrealized gain
    (loss) on investments                      (1.21)             0.36             (0.14)
                                              ------            ------            ------
TOTAL FROM INVESTMENT OPERATIONS               (0.51)             1.10              0.65
LESS DISTRIBUTIONS:
  Dividends from net investment
    income                                     (0.70)            (0.74)            (0.79)
  Distributions from net realized
    gain                                        0.00             (0.05)            (0.27)
  Tax return of capital                         0.00              0.00              0.00
                                              ------            ------            ------
TOTAL FROM DISTRIBUTIONS                       (0.70)            (0.79)            (1.06)
                                       -------------     -------------     -------------
NET ASSET VALUE, END OF PERIOD                 $9.66            $10.87            $10.56
                                       -------------     -------------     -------------
                                       -------------     -------------     -------------
TOTAL RETURN (NOT ANNUALIZED)*                 (4.81)%          10.67%             6.27%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000)            $35,838           $50,301           $40,883
  Number of shares outstanding, end
    of period (000)                            3,711             4,628             3,871
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to average net
    assets                                     0.76%             0.53%             0.47%
  Ratio of net investment income to
    average net assets                         6.84%             6.79%             6.26%
Portfolio turnover                               50%              115%              128%
Average commission rate paid(1)                  N/A               N/A               N/A
 .......................................................................................

Ratio of expenses to average net
assets prior to waived fees and
reimbursed expenses                            1.08%             1.01%             1.13%

Ratio of net investment income to
average net assets prior to waived
fees and reimbursed expenses                   6.52%             6.31%             5.60%

 ...............................................................................

(1) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(2)  THE CLASS D SHARES COMMENCED OPERATIONS ON JULY 1, 1993.
  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.

The accompanying notes are an integral part of these financial statements.

                                                                                  U.S. GOVERNMENT INCOME FUND (CONT.)
                                .....................................................................................
                                                                                                           CLASS D(2)
                                .....................................................................................
                                  (Unaudited)
                                   Six Months
                                        Ended        Year Ended        Year Ended        Year Ended      Period Ended
                                June 30, 1997     Dec. 31, 1996     Dec. 31, 1995     Dec. 31, 1994     Dec. 31, 1993
NET ASSET VALUE, BEGINNING
 OF PERIOD                             $13.84            $14.74            $13.20            $14.85            $15.00
                                -------------     -------------     -------------     -------------     -------------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                               0.36              0.77              0.85              0.86              0.42
  Net realized and
    unrealized gain (loss)
    on investments                      (0.07)            (0.90)             1.54             (1.65)            (0.08)
                                       ------            ------            ------            ------            ------
TOTAL FROM INVESTMENT
OPERATIONS                               0.29             (0.13)             2.39             (0.79)             0.34
LESS DISTRIBUTIONS:
  Dividends from net
    investment income                   (0.36)            (0.77)            (0.85)            (0.86)            (0.42)
  Distributions from net
    realized gain                        0.00              0.00              0.00              0.00             (0.07)
  Tax return of capital                  0.00              0.00              0.00              0.00              0.00
                                       ------            ------            ------            ------            ------
TOTAL FROM DISTRIBUTIONS                (0.36)            (0.77)            (0.85)            (0.86)            (0.49)
                                -------------     -------------     -------------     -------------     -------------
NET ASSET VALUE, END OF
 PERIOD                                $13.77            $13.84            $14.74            $13.20            $14.85
                                -------------     -------------     -------------     -------------     -------------
                                -------------     -------------     -------------     -------------     -------------
TOTAL RETURN (NOT
ANNUALIZED)*                            2.16%             (0.79)%          18.54%             (5.45)%           2.25%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000)                              $1,793            $2,290            $2,793            $3,722            $9,594
  Number of shares
    outstanding, end of
    period (000)                          130               166               189               282               646
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets                  1.63%             1.62%             1.62%             1.37%             0.90%
  Ratio of net investment
    income to average net
    assets                              5.34%             5.50%             6.07%             6.14%             5.90%
Portfolio turnover                       125%              240%               95%               50%              115%
Average commission rate
  paid(1)                                 N/A               N/A               N/A               N/A               N/A
 ....................................................................................................................

Ratio of expenses to average
net assets prior to waived
fees and reimbursed expenses            3.13%             3.39%             2.29%             1.87%             2.03%

Ratio of net investment
income to average net assets
prior to waived fees and
reimbursed expenses                     3.84%             3.73%             5.40%             5.64%             4.77%

 ...............................................................................

(1) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(2)  THE CLASS D SHARES COMMENCED OPERATIONS ON JULY 1, 1993.
  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                         U.S. TREASURY MONEY MARKET FUND
                                       .................................................
                                                                              CLASS A(2)
                                       .................................................
                                         (Unaudited)
                                          Six Months
                                               Ended        Year Ended        Year Ended
                                       June 30, 1997     Dec. 31, 1996     Dec. 31, 1995
NET ASSET VALUE, BEGINNING OF
 PERIOD                                        $1.00             $1.00             $1.00
                                              ------            ------            ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                  0.02              0.05              0.05
  Net realized and unrealized gain
    (loss) on investments                       0.00              0.00              0.00
                                               -----             -----             -----
TOTAL FROM INVESTMENT OPERATIONS                0.02              0.05              0.05
LESS DISTRIBUTIONS:
  Dividends from net investment
    income                                     (0.02)            (0.05)            (0.05)
  Distributions from net realized
    gain                                        0.00              0.00              0.00
  Tax return of capital                         0.00              0.00              0.00
                                               -----             -----             -----
TOTAL FROM DISTRIBUTIONS                       (0.02)            (0.05)            (0.05)
                                              ------            ------            ------
NET ASSET VALUE, END OF PERIOD                 $1.00             $1.00             $1.00
                                              ------            ------            ------
                                              ------            ------            ------
TOTAL RETURN (NOT ANNUALIZED)*                 2.32%             4.60%             5.09%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000)           $294,130          $277,816          $198,753
  Number of shares outstanding, end
    of period (000)                          294,120           227,807           198,782
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to average net
    assets                                     0.65%             0.65%             0.65%
  Ratio of net investment income to
    average net assets                         4.62%             4.60%             4.97%
Portfolio turnover                               N/A               N/A               N/A
Average commission rate paid(1)                  N/A               N/A               N/A
 .......................................................................................

Ratio of expenses to average net
assets prior to waived fees and
reimbursed expenses                            0.75%             0.71%             0.73%

Ratio of net investment income to
average net assets prior to waived
fees and reimbursed expenses                   4.52%             4.54%             4.89%

 ...............................................................................

(1) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(2)  THE FUND COMMENCED OPERATIONS ON MAY 12, 1992.
(3)  THE INSTITUTIONAL CLASS COMMENCED OPERATIONS ON JUNE 20, 1994.
  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.

The accompanying notes are an integral part of these financial statements.

                                                                              U.S. TREASURY MONEY MARKET FUND (CONT.)
                                .....................................................................................
                                                                                               INSTITUTIONAL CLASS(3)
                                                                                      ...............................
                                                               CLASS A(2) (CONT.)       (Unaudited)
                                .................................................        Six Months
                                   Year Ended        Year Ended      Period Ended             Ended        Year Ended
                                Dec. 31, 1994     Dec. 31, 1993     Dec. 31, 1992     June 30, 1997     Dec. 31, 1996
NET ASSET VALUE, BEGINNING
 OF PERIOD                              $1.00             $1.00             $1.00             $1.00             $1.00
                                       ------            ------            ------            ------            ------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                               0.03              0.03              0.02              0.02              0.05
  Net realized and
    unrealized gain (loss)
    on investments                       0.00              0.00              0.00              0.00              0.00
                                        -----             -----             -----             -----             -----
TOTAL FROM INVESTMENT
OPERATIONS                               0.03              0.03              0.02              0.02              0.05
LESS DISTRIBUTIONS:
  Dividends from net
    investment income                   (0.03)            (0.03)            (0.02)            (0.02)            (0.05)
  Distributions from net
    realized gain                        0.00              0.00              0.00              0.00              0.00
  Tax return of capital                  0.00              0.00              0.00              0.00              0.00
                                        -----             -----             -----             -----             -----
TOTAL FROM DISTRIBUTIONS                (0.03)            (0.03)            (0.02)            (0.02)            (0.05)
                                       ------            ------            ------            ------            ------
NET ASSET VALUE, END OF
 PERIOD                                 $1.00             $1.00             $1.00             $1.00             $1.00
                                       ------            ------            ------            ------            ------
                                       ------            ------            ------            ------            ------
TOTAL RETURN (NOT
ANNUALIZED)*                            3.44%             2.56%             1.97%             2.44%             4.86%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000)                            $195,031          $118,169          $137,412          $177,535          $156,808
  Number of shares
    outstanding, end of
    period (000)                      195,042           118,169           137,416           177,506           156,780
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets                  0.63%             0.52%             0.27%             0.40%             0.40%
  Ratio of net investment
    income to average net
    assets                              3.47%             2.55%             3.12%             4.91%             4.79%
Portfolio turnover                        N/A               N/A               N/A               N/A               N/A
Average commission rate
  paid(1)                                 N/A               N/A               N/A               N/A               N/A
 ....................................................................................................................

Ratio of expenses to average
net assets prior to waived
fees and reimbursed expenses            0.80%             0.77%             0.79%             0.44%             0.45%

Ratio of net investment
income to average net assets
prior to waived fees and
reimbursed expenses                     3.30%             2.30%             2.60%             4.87%             4.74%


                                 Year Ended      Period Ended
                              Dec. 31, 1995     Dec. 31, 1994
NET ASSET VALUE, BEGINNING
 OF PERIOD                            $1.00             $1.00
                                     ------            ------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                             0.05              0.02
  Net realized and
    unrealized gain (loss)
    on investments                     0.00              0.00
                                      -----             -----
TOTAL FROM INVESTMENT
OPERATIONS                             0.05              0.02
LESS DISTRIBUTIONS:
  Dividends from net
    investment income                 (0.05)            (0.02)
  Distributions from net
    realized gain                      0.00              0.00
  Tax return of capital                0.00              0.00
                                      -----             -----
TOTAL FROM DISTRIBUTIONS              (0.05)            (0.02)
                                     ------            ------
NET ASSET VALUE, END OF
 PERIOD                               $1.00             $1.00
                                     ------            ------
                                     ------            ------
TOTAL RETURN (NOT
ANNUALIZED)*                          5.35%             2.00%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000)                           $63,134            $3,898
  Number of shares
    outstanding, end of
    period (000)                     63,130             3,900
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets                0.39%             0.23%
  Ratio of net investment
    income to average net
    assets                            5.16%             4.42%
Portfolio turnover                      N/A               N/A
Average commission rate
  paid(1)                               N/A               N/A
 ...........................
Ratio of expenses to average
net assets prior to waived
fees and reimbursed expenses          0.49%             0.57%
Ratio of net investment
income to average net assets
prior to waived fees and
reimbursed expenses                   5.06%             4.08%

 ...............................................................................

(1) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(2)  THE FUND COMMENCED OPERATIONS ON MAY 12, 1992.
(3)  THE INSTITUTIONAL CLASS COMMENCED OPERATIONS ON JUNE 20, 1994.
  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                           VARIABLE RATE GOVERNMENT FUND
                                       .................................................
                                                                                 CLASS A
                                       .................................................
                                         (Unaudited)
                                          Six Months
                                               Ended        Year Ended        Year Ended
                                       June 30, 1997     Dec. 31, 1996     Dec. 31, 1995
NET ASSET VALUE, BEGINNING OF
 PERIOD                                        $9.25             $9.35             $9.19
                                              ------            ------            ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                  0.27              0.50              0.53
  Net realized and unrealized gain
    (loss) on investments                       0.04             (0.10)             0.16
                                               -----             -----             -----
TOTAL FROM INVESTMENT OPERATIONS                0.31              0.40              0.69
LESS DISTRIBUTIONS:
  Dividends from net investment
    income                                     (0.27)            (0.46)            (0.53)
  Distributions from net realized
    gain                                        0.00              0.00              0.00
  Tax return of capital                         0.00             (0.04)             0.00
                                               -----             -----             -----
TOTAL FROM DISTRIBUTIONS                       (0.27)            (0.50)            (0.53)
                                              ------            ------            ------
NET ASSET VALUE, END OF PERIOD                 $9.29             $9.25             $9.35
                                              ------            ------            ------
                                              ------            ------            ------
TOTAL RETURN (NOT ANNUALIZED)*                 3.35%             4.41%             7.69%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000)           $325,237          $393,948          $653,897
  Number of shares outstanding, end
    of period (000)                           35,022            42,589            69,952
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to average net
    assets                                     0.83%             0.88%             0.84%
  Ratio of net investment income to
    average net assets                         5.78%             5.36%             5.71%
Portfolio turnover                               40%              277%              317%
Average commission rate paid(1)                  N/A               N/A               N/A
 .......................................................................................

Ratio of expenses to average net
assets prior to waived fees and
reimbursed expenses                            1.10%             0.98%             0.96%

Ratio of net investment income to
average net assets prior to waived
fees and reimbursed expenses                   5.51%             5.26%             5.59%

 ...............................................................................

(1) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(2)  THE CLASS D SHARES COMMENCED OPERATIONS ON JULY 1, 1993.
  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.

The accompanying notes are an integral part of these financial statements.

                                                                                VARIABLE RATE GOVERNMENT FUND (CONT.)
                                .....................................................................................
                                                                                                           CLASS D(2)
                                                                                      ...............................
                                                                  CLASS A (CONT.)       (Unaudited)
                                .................................................        Six Months
                                   Year Ended        Year Ended        Year Ended             Ended        Year Ended
                                Dec. 31, 1994     Dec. 31, 1993     Dec. 31, 1992     June 30, 1997     Dec. 31, 1996
NET ASSET VALUE, BEGINNING
 OF PERIOD                              $9.99             $9.95            $10.13            $13.83            $13.97
                                       ------            ------     -------------     -------------     -------------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                               0.43              0.44              0.59              0.36              0.68
  Net realized and
    unrealized gain (loss)
    on investments                      (0.80)             0.04             (0.18)             0.06             (0.14)
                                        -----             -----            ------            ------            ------
TOTAL FROM INVESTMENT
OPERATIONS                              (0.37)             0.48              0.41              0.42              0.54
LESS DISTRIBUTIONS:
  Dividends from net
    investment income                   (0.43)            (0.44)            (0.59)            (0.36)            (0.63)
  Distributions from net
    realized gain                        0.00              0.00              0.00              0.00              0.00
  Tax return of capital                  0.00              0.00              0.00              0.00             (0.05)
                                        -----             -----            ------            ------            ------
TOTAL FROM DISTRIBUTIONS                (0.43)            (0.44)            (0.59)            (0.36)            (0.68)
                                       ------            ------     -------------     -------------     -------------
NET ASSET VALUE, END OF
 PERIOD                                 $9.19             $9.99             $9.95            $13.89            $13.83
                                       ------            ------     -------------     -------------     -------------
                                       ------            ------     -------------     -------------     -------------
TOTAL RETURN (NOT
ANNUALIZED)*                            (3.81)%           4.87%             4.23%             3.10%             3.95%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000)                          $1,215,546        $1,949,013        $2,559,363           $10,962            $5,516
  Number of shares
    outstanding, end of
    period (000)                      132,256           195,132           257,238               789               399
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets                  0.79%             0.76%             0.75%             1.34%             1.38%
  Ratio of net investment
    income to average net
    assets                              4.40%             4.37%             5.62%             5.30%             4.85%
Portfolio turnover                       164%              201%              197%               40%              277%
Average commission rate
  paid(1)                                 N/A               N/A               N/A               N/A               N/A
 ....................................................................................................................

Ratio of expenses to average
net assets prior to waived
fees and reimbursed expenses            0.94%             0.95%             0.94%             1.81%             1.67%

Ratio of net investment
income to average net assets
prior to waived fees and
reimbursed expenses                     4.25%             4.18%             5.43%             4.83%             4.56%

 ...............................................................................

(1) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(2)  THE CLASS D SHARES COMMENCED OPERATIONS ON JULY 1, 1993.
  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                   VARIABLE RATE GOVERNMENT FUND (CONT.)
                                       .................................................
                                                                      CLASS D(2) (CONT.)
                                       .................................................
                                          Year Ended        Year Ended      Period Ended
                                       Dec. 31, 1995     Dec. 31, 1994     Dec. 31, 1993
NET ASSET VALUE, BEGINNING OF
 PERIOD                                       $13.74            $14.93            $15.00
                                       -------------     -------------     -------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                  0.73              0.57              0.27
  Net realized and unrealized gain
    (loss) on investments                       0.23             (1.19)            (0.07)
                                              ------            ------            ------
TOTAL FROM INVESTMENT OPERATIONS                0.96             (0.62)             0.20
LESS DISTRIBUTIONS:
  Dividends from net investment
    income                                     (0.73)            (0.57)            (0.27)
  Distributions from net realized
    gain                                        0.00              0.00              0.00
  Tax return of capital                         0.00              0.00              0.00
                                              ------            ------            ------
TOTAL FROM DISTRIBUTIONS                       (0.73)            (0.57)            (0.27)
                                       -------------     -------------     -------------
NET ASSET VALUE, END OF PERIOD                $13.97            $13.74            $14.93
                                       -------------     -------------     -------------
                                       -------------     -------------     -------------
TOTAL RETURN (NOT ANNUALIZED)*                 7.08%             (4.25)%           1.32%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000)             $7,730           $12,220           $11,319
  Number of shares outstanding, end
    of period (000)                              553               889               758
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to average net
    assets                                     1.35%             1.29%             1.26%
  Ratio of net investment income to
    average net assets                         5.23%             3.94%             3.41%
Portfolio turnover                              317%              164%              201%
Average commission rate paid(1)                  N/A               N/A               N/A
 .......................................................................................

Ratio of expenses to average net
assets prior to waived fees and
reimbursed expenses                            1.64%             1.55%             1.75%

Ratio of net investment income to
average net assets prior to waived
fees and reimbursed expenses                   4.95%             3.68%             2.92%

 ...............................................................................

(1) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(2)  THE CLASS D SHARES COMMENCED OPERATIONS ON JULY 1, 1993.
  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.

The accompanying notes are an integral part of these financial statements.

OVERLAND EXPRESS FUNDS, INC.

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

1.   SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Overland Express Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Company commenced operations on April 7, 1988 and consists of twelve separate diversified funds: the Index Allocation, Money Market, Municipal Income, National Tax-Free Institutional Money Market, Overland Sweep, Short-Term Government-Corporate Income, Short-Term Municipal Income, Small Cap Strategy, Strategic Growth, U.S. Government Income, U.S. Treasury Money Market and Variable Rate Government Funds, and two non-diversified funds: the California Tax-Free Bond and California Tax-Free Money Market Funds. Financial statements for the Overland Sweep and National Tax-Free Institutional Money Market Funds are presented separately.

On February 14, 1997, the Overland Express Asset Allocation Fund's name was changed to the Overland Express Index Allocation Fund.

The California Tax-Free Bond, Index Allocation, Municipal Income, Small Cap Strategy, Strategic Growth, U.S. Government Income and Variable Rate Government Funds each offers Class A and Class D shares. The Money Market and U.S. Treasury Money Market Funds each offers Class A and Institutional Class shares. The California Tax-Free Money Market, Short-Term Government-Corporate Income and Short-Term Municipal Income Funds each offers a single class of shares. The three classes of shares differ principally in the applicable sales charges (if any), distribution fees, shareholder servicing fees and transfer agency fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Gains are allocated to each class pro rata based on the net assets of each class on the date of distribution. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weightings of pro rata income and gain allocations and from differences in separate class expenses, including distribution, shareholder servicing and transfer agency fees.

The following significant accounting policies are consistently followed by the Company in the preparation of its financial statements, and such policies are in conformity with generally accepted accounting principles ("GAAP") for investment companies. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. These estimates should not be considered an indication of actual or expected figures; actual results may differ.

OVERLAND EXPRESS FUNDS, INC.

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

INVESTMENT POLICY AND SECURITY VALUATION

Equity securities, for which the primary market is a national securities exchange or the National Association of Securities Dealers Automated Quotation ("NASDAQ") system, are valued at the last reported sales price on the day of valuation. U.S. Government obligations are valued at the reported bid price. In the absence of any sale of such securities on the valuation date and in the case of other securities, excluding money market instruments maturing in 60 days or less, the valuations are based on latest quoted bid prices. Debt securities maturing in 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined by policies set by the Company's Board of Directors, or, in the case of the Master Investment Trust (the "Trust"), by the Trust's Board of Trustees.

The California Tax-Free Money Market, Money Market and U.S. Treasury Money Market Funds use the amortized cost method to value their portfolio securities and invest in securities with remaining maturities not exceeding 397 days (thirteen months). Certain floating- and variable-rate instruments in the portfolios may have maturities in excess of 397 days, but carry a demand feature that permits the holder to tender the instruments back to the issuer at par value prior to maturity. The California Tax-Free Money Market, Money Market and U.S. Treasury Money Market Funds also seek to maintain a constant net asset value of $1.00 per share, although there is no assurance that the funds will be able to do so.

The Short-Term Government-Corporate Income, Short-Term Municipal Income, Small Cap Strategy and Strategic Growth Funds invest only in beneficial interests ("Interests") of the Short-Term Government-Corporate Income, Short-Term Municipal Income, Small Cap and Capital Appreciation Master Portfolios (the "Master Portfolios"), respectively, of the Trust. Each Master Portfolio has the same investment objective as the Fund that invests in that Master Portfolio. The value of the Funds' investment in the Master Portfolios reflects the Funds' Interest in the net assets of the Master Portfolios. As of June 30, 1997, the Short-Term Government-Corporate Income, Short-Term Municipal Income, Small Cap Strategy and Strategic Growth Funds owned approximately 99.99%, 99.99%, 9.87% and 74.81% of the outstanding Interests of the Short-Term Government-Corporate Income, Short-Term Municipal Income, Small Cap and Capital Appreciation Master Portfolios, respectively. Except during temporary defensive periods, the Short-Term Government-Corporate Income and Short-Term Municipal Income Master Portfolios each seek to maintain a portfolio of securities with an average weighted maturity of between 90 days to 2 years.

Cash equivalents relating to firm commitment purchase agreements are segregated by the custodian and may not be sold without appropriate replacement while any firm commitment purchase agreement is outstanding.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are recorded no later than one business day after trade date. Dividend income is recognized on the ex-dividend date, and interest income is accrued daily. Realized gains or losses

OVERLAND EXPRESS FUNDS, INC.

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

are reported on the basis of identified cost of securities delivered. Bond discounts are accreted and premiums are amortized as required by the Internal Revenue Code of 1986, as amended (the "Code").

TBA PURCHASE COMMITMENTS

The Variable Rate Government Fund enters into "TBA" (to be announced) purchase commitments to purchase securities for a fixed price at a future date beyond customary settlement time. Although the unit price of a TBA purchase commitment has been established; the principal value has not been finalized. However, the amount of the commitment will not fluctuate more than 2% from the principal amount. The Fund holds, and maintains until the settlement date, cash or high-quality debt obligations in an amount sufficient to meet the purchase price. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in the value of the Fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security Valuation" above.

Although the Fund generally enters into TBA purchase commitments with the intention of acquiring securities for its portfolio, the Fund may dispose of a commitment prior to settlement if the Fund's adviser deems it appropriate to do so. The Fund did not hold any TBA purchase commitments at June 30, 1997.

REPURCHASE AGREEMENTS

Transactions involving purchases of securities under agreements to resell such securities ("repurchase agreements") are treated as collateralized financing transactions and are recorded at their contracted resale amounts. These repurchase agreements, if any, are detailed in each Fund's and the Master Portfolio's (in this paragraph, the "Funds") Portfolio of Investments. The Funds may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank, N.A. ("WFB"). The repurchase agreements must be fully collateralized based on values that are marked to market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the custodian's responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements held in the Funds are collateralized by instruments such as U.S. Treasury or federal agency obligations.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income of the Index Allocation Fund, if any, are declared and distributed quarterly. Dividends from net investment income of the Small Cap Strategy and Strategic Growth Funds, if any, are declared and distributed annually. Dividends from net investment income of the California Tax-Free Bond, California Tax-Free Money Market, Money Market, Municipal Income, Short-Term Government-Corporate Income, Short-Term Municipal Income, U.S.

OVERLAND EXPRESS FUNDS, INC.

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

Government Income, U.S. Treasury Money Market and Variable Rate Government Funds, if any, are declared daily and distributed monthly. Any distributions to shareholders from net realized capital gains are declared and distributed annually.

FEDERAL INCOME TAXES

Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund of the Company to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined in the Code, and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at December 31, 1996. The following Funds had net capital loss carryforwards at December 31, 1996:

                                                                                        YEAR        CAPITAL LOSS
FUND                                                                                 EXPIRES       CARRYFORWARDS

 ...............................................................................................................
California Tax-Free Money Market Fund                                                   2002  $           58,917
Money Market Fund                                                                       2003              78,261
Municipal Income Fund                                                                   2002           3,600,930
                                                                                        2003             157,863
                                                                                        2004             245,237
Short-Term Government-Corporate Income Fund                                             2004              63,690
Small Cap Strategy Fund                                                                 2004              88,195
U.S. Government Income Fund                                                             2002           1,212,813
                                                                                        2003             725,379
                                                                                        2004             510,531
Variable Rate Government Fund                                                           1999             978,190
                                                                                        2000          15,382,954
                                                                                        2001           2,818,401
                                                                                        2002         119,628,012
                                                                                        2003           4,546,666
                                                                                        2004           2,482,930

The Company's Board of Directors intends to offset net capital gains with each capital loss carryforward, and no capital gain distribution shall be made until each carryforward has been fully utilized or expires.

Due to the timing of dividend distributions and the differences in accounting for income and realized gains (losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains (losses) were recorded by the portfolio. The differences between the income or gains distributed on a book versus tax basis are shown as excess distributions of net investment income and net realized gain on sales of investments in the accompanying Statements of Changes in Net Assets.

OVERLAND EXPRESS FUNDS, INC.

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

ORGANIZATION EXPENSES

The Funds have been charged for expenses incurred in connection with the organization and initial registration of the various Funds and/or classes of shares. These expenses are being amortized by the Funds on a straight-line basis over 60 months from the date the Funds and/or classes commenced operations.

2.   AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into separate advisory contracts on behalf of the Funds, other than the Short-Term Government-Corporate Income, Short-Term Municipal Income, Small Cap Strategy and Strategic Growth Funds, with WFB. Pursuant to the contracts, WFB has agreed to provide the Funds with daily portfolio management. Under the contract with the Index Allocation Fund, WFB is entitled to be paid a monthly advisory fee at the annual rate of 0.70% of the Fund's average daily net assets up to $500 million and 0.60% of the average daily net assets in excess of $500 million. Under the contracts with the California Tax-Free Bond, Municipal Income, U.S. Government Income and Variable Rate Government Funds, WFB is entitled to be paid a monthly advisory fee at the annual rate of 0.50% of each Fund's average daily net assets. Under the contract with the California Tax-Free Money Market Fund, WFB is entitled to be paid a monthly advisory fee at the annual rate of 0.45% of the Fund's average daily net assets. Under the contracts with the Money Market and U.S. Treasury Money Market Funds, WFB is entitled to be paid a monthly advisory fee at the annual rate of 0.25% of each Fund's average daily net assets.

The Short-Term Government-Corporate Income, Short-Term Municipal Income, Small Cap Strategy and Strategic Growth Funds do not directly retain an investment adviser because each Fund invests all of its assets in a separate Master Portfolio which, in turn, retains WFB as investment adviser.

Barclays Global Fund Advisors ("BGFA") currently acts as sub-adviser to the Index Allocation Fund. BGFA is entitled to receive from WFB, as compensation for its sub-advisory services, an annual fee of $60,000 and a monthly fee at the annual rate of 0.20% of the Index Allocation Fund's average daily net assets. BGFA is an indirect subsidiary of Barclays Bank PLC.

The Company has entered into contracts on behalf of each Fund (other than the Index Allocation Fund, for which Barclays Global Investors, N.A. ("BGI") serves as custodian) with WFB, whereby WFB is responsible for providing custody and portfolio accounting services for the Funds. Pursuant to the contracts, WFB is entitled to certain transaction charges plus an annual fee for custody services at the annual rate of 0.0167% of the average daily net assets of each Fund. For portfolio accounting services, WFB is entitled to a monthly base fee from each Fund of $2,000 plus an annual fee of 0.07% of the first $50 million of each Fund's average daily net assets, 0.045% of the next $50 million and 0.02% of each Fund's average daily net assets in excess of $100 million. WFB will not be entitled to compensation for its custodial services to the Short-Term Government-Corporate Income, Short-Term Municipal Income, Small Cap Strategy and Strategic Growth Funds so long as it is entitled to compensation for providing advisory services to the Master Portfolios.

OVERLAND EXPRESS FUNDS, INC.

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

BGI currently acts as custodian to the Index Allocation Fund. BGI is a wholly owned subsidiary of Barclays Global Investors Holdings Inc. BGI will not be entitled to receive compensation for its services to the Fund so long as BGFA is entitled to receive fees for providing investment sub-advisory services to the Fund.

The Company has entered into a contract on behalf of the Funds with WFB, whereby WFB provides transfer agency services for the Funds. Under the transfer agency contract, WFB is entitled to receive transfer agency fees at an annual rate of 0.14% of the average daily net assets of the Class A shares of the California Tax-Free Bond, Index Allocation, Municipal Income, Short-Term Government-Corporate Income, Short-Term Municipal Income, Small Cap Strategy, Strategic Growth, U.S. Government Income and Variable Rate Government Funds, 0.10% of the average daily net assets of the California Tax-Free Money Market Fund and Class A shares of the Money Market and U.S. Treasury Money Market Funds, and 0.02% of the average daily net assets of the Institutional Class shares of the Money Market and U.S. Treasury Money Market Funds. Prior to February 1, 1997, under the contract with the Funds, WFB was paid a per account fee plus other related costs with a minimum monthly fee of $3,000 per fund, unless net assets of a fund were less than $20 million. For as long as the net assets remained under $20 million, a Fund would not be charged any transfer agency fees by WFB.

Transfer agency fees paid on behalf of the Funds for the six months ended June 30, 1997 were as follows:

                                                  TRANSFER        TRANSFER                TRANSFER
                                               AGENCY FEES     AGENCY FEES             AGENCY FEES
FUND                                               CLASS A         CLASS D     INSTITUTIONAL CLASS

 .................................................................................................
California Tax-Free Bond Fund               $      151,384  $        3,985                     N/A
Index Allocation Fund                               43,639          19,008                     N/A
Money Market Fund                                  148,790             N/A  $               50,040
Municipal Income Fund                               31,310           6,839                     N/A
Small Cap Strategy Fund                              1,550             992                     N/A
Strategic Growth Fund                               77,068          30,262                     N/A
U.S. Government Income Fund                         50,650           1,310                     N/A
U.S. Treasury Money Market Fund                    125,053             N/A                  15,972
Variable Rate Government Fund                      228,294           4,695                     N/A

 .................................................................................................

Transfer agency fees paid on behalf of the Funds with a single class of shares (the California Tax-Free Money Market, Short-Term Government-Corporate Income and Short-Term Municipal Income Funds) are disclosed in the Statement of Operations.

The Funds, other than the California Tax-Free Money Market, Money Market, Short-Term Government-Corporate Income, Short-Term Municipal Income and U.S. Treasury Money Market Funds (which do not offer Class D shares), may enter into service agreements with one or more servicing agents on behalf of Class D shares of the Funds. Under such agreements, servicing agents

OVERLAND EXPRESS FUNDS, INC.

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

have agreed to provide shareholder liaison services, including responding to customer inquiries and providing information on their investments, and providing such other related services as the Fund or a Class D shareholder may reasonably request. For these services, a servicing agent receives a fee, on an annualized basis for the Fund's then-current fiscal year, not to exceed 0.25% of the average daily net assets of the Class D shares of the Fund.

Shareholder servicing fees paid on behalf of Class D shares for the six months ended June 30, 1997 are disclosed in the Statement of Operations.

WFB as administrator and Stephens Inc. ("Stephens") as co-administrator provide each Fund with administration services. For these services, WFB and Stephens are entitled to receive monthly fees at the annual rates of 0.04% and 0.02%, respectively, of each Fund's average daily net assets. Prior to May 1, 1997, Stephens provided substantially the same services as sole administrator to the Funds. Under the previous agreements, the California Tax-Free Bond, Short-Term Government-Corporate Income, Short-Term Municipal Income, Strategic Growth and Variable Rate Government Funds had each agreed to pay Stephens a monthly fee at the annual rate of 0.15% of each such Funds' average daily net assets up to $200 million and 0.10% of the average daily net assets in excess of $200 million; and the California Tax-Free Money Market, Index Allocation and U.S. Government Income Funds had each agreed to pay Stephens a monthly fee at the annual rate of 0.10% of each such Fund's average daily net assets up to $200 million and 0.05% of the average daily net assets in excess of $200 million. Also under the previous agreement, the Money Market, Municipal Income, Small Cap Strategy and U.S. Treasury Money Market Funds had each agreed to pay Stephens a monthly fee at the annual rate of 0.10% of each such Fund's average daily net assets.

The Company has adopted separate Distribution Plans for Class A and Class D shares of the Funds pursuant to Rule 12b-1 under the 1940 Act (each, a "Plan"). The Plan for Class A shares of the California Tax-Free Bond, California Tax-Free Money Market and U.S. Government Income Funds provides that each such Fund may defray all or part of the cost of preparing, printing and distributing prospectuses and other promotional materials by paying for cost incurred on an annual basis up to the greater of $100,000 or 0.05% of each such Fund's average daily net assets attributable to the Class A shares. Each Fund may participate in joint distribution activities with the other Funds, in which event expenses reimbursed out of the assets of one of the Funds may be attributable, in part, to the distribution-related activities of another Fund. Generally, the expenses of joint distribution activities are allocated among the Funds in proportion to their relative net asset sizes.

Under the Plan for Class A shares of the Index Allocation, Money Market, Municipal Income, Short-Term Government-Corporate, Short-Term Municipal Income, Small Cap Strategy, Strategic Growth, U.S. Treasury Money Market and Variable Rate Government Funds, each Fund may pay Stephens, as compensation for distribution-related services, a monthly fee at an annual rate of up to 0.25% of the average daily net assets attributable to the Class A shares of such Funds. Payments under the Plan for the Class A shares of the Municipal Income Fund are currently capped by WFB and Stephens at the annual rate of 0.15% of the average daily net assets attributable to the Class A shares of the Fund.

OVERLAND EXPRESS FUNDS, INC.

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

Under the Plan for Class D shares of the Index Allocation Fund, Small Cap Strategy and Strategic Growth Funds, each Fund may pay Stephens, as compensation for distribution-related services, a monthly fee at an annual rate of up to 0.75% of the average daily net assets attributable to the Fund's Class D shares. Under the Plan for Class D shares of the California Tax-Free Bond, Municipal Income, U.S. Government Income and Variable Rate Government Funds, each Fund may pay Stephens, as compensation for distribution-related services, a monthly fee at an annual rate of up to 0.50% of the average daily net assets attributable to the Fund's Class D shares.

Distribution fees paid on behalf of Class A and Class D shares of the Funds for the six months ended June 30, 1997 were as follows:

                                                            DISTRIBUTION FEES    DISTRIBUTION FEES
FUND                                                                  CLASS A              CLASS D

 .................................................................................................
California Tax-Free Bond Fund                             $                 0  $            15,033
Index Allocation Fund                                                  81,922              106,664
Money Market Fund                                                     553,548                  N/A
Municipal Income Fund                                                  32,200               23,387
Small Cap Strategy Fund                                                 3,441                6,406
Strategic Growth Fund                                                 148,355              175,350
U.S. Government Income Fund                                                 0                5,065
U.S. Treasury Money Market Fund                                       365,922                  N/A
Variable Rate Government Fund                                         444,814               18,177

 .................................................................................................

Distribution fees paid on behalf of the Funds with a single class of shares, the California Tax-Free Money Market, Short-Term Government-Corporate Income and Short-Term Municipal Income Funds, are disclosed in the Statement of Operations.

The Company's Board of Directors has adopted a Shareholder Administrative Servicing Plan (the "Administrative Servicing Plan") on behalf of the Class A shares of the Index Allocation, Money Market, Municipal Income, Small Cap Strategy, Strategic Growth, U.S. Treasury Money Market and Variable Rate Government Funds. Pursuant to the Administrative Servicing Plan, the Funds may enter into administrative servicing agreements with administrative servicing agents who are dealers/holders of record, or that otherwise have a servicing relationship with the beneficial owners of the Funds' Class A shares. Administrative servicing agents are entitled to receive a fee which will not exceed 0.25%, on an annualized basis, of the average daily net assets of the Class A shares. In no case will a shareholder be charged both 12b-1 and Administrative Servicing fees.

OVERLAND EXPRESS FUNDS, INC.

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

WAIVED FEES AND REIMBURSED EXPENSES

Waived fees and reimbursed expenses for the six months ended June 30, 1997 were as follows:

                                                                                           EXPENSES
                                                                        FEES WAIVED   REIMBURSED BY
FUND                                                                         BY WFB        STEPHENS

 ..................................................................................................
California Tax-Free Bond Fund                                         $     142,045  $            0
California Tax-Free Money Market Fund                                        76,948               0
Index Allocation Fund                                                        30,435               0
Money Market Fund                                                           199,275               0
Municipal Income Fund                                                       103,259               0
Short-Term Government-Corporate Income Fund                                   7,607          32,236
Short-Term Municipal Income Fund                                             14,491          33,259
Small Cap Strategy Fund                                                       2,851          48,998
Strategic Growth Fund                                                         6,455               0
U.S. Government Income Fund                                                  48,260               0
U.S. Treasury Money Market Fund                                             181,195               0
Variable Rate Government Fund                                               491,421               0

 ..................................................................................................

Waived fees and reimbursed expenses continue at the discretion of WFB and Stephens.

Certain officers and one director of the Company are also officers of Stephens. As of June 30, 1997, Stephens owned 1,895 shares of the California Tax-Free Bond Fund, 47,885 shares of the California Tax-Free Money Market Fund, 204,445 shares of the Index Allocation Fund, 1,439,638 shares of the Money Market Fund, 14,030 shares of the Municipal Income Fund, one share of the Short-Term Government-Corporate Income Fund, 2,124 shares of the Short-Term Municipal Income Fund, one share of the Small Cap Strategy Fund, 6,030 shares of the Strategic Growth Fund, 3,111 shares of the U.S. Government Income Fund, 131,321 shares of the U.S. Treasury Money Market Fund and 13,074 shares of the Variable Rate Government Fund.

Stephens has retained $394,526 as sales charges from the proceeds of Class A shares sold and $43,088 as proceeds from Class D shares redeemed by the Company for the six months ended June 30, 1997. Wells Fargo Securities Inc., a subsidiary of WFB, received $97,108 as sales charges from the proceeds of Class A shares sold and $5,460 as proceeds from Class D shares redeemed by the Company for the six months ended June 30, 1997.

OVERLAND EXPRESS FUNDS, INC.

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

3.   INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date), for each Fund for the six months ended June 30, 1997, were as follows:

                                                                                  AGGREGATE PURCHASES AND SALES
                                                                         ......................................
                                                                                   PURCHASES
FUND                                                                                 AT COST     SALES PROCEEDS

 ..............................................................................................................
California Tax-Free Bond Fund                                              $       2,167,704   $     20,478,075
Index Allocation Fund                                                             42,809,463         33,079,568
Municipal Income Fund                                                              1,022,500          5,320,220
U.S. Government Income Fund                                                       99,013,736         95,349,984
Variable Rate Government Fund                                                    107,778,576        205,223,580

All Funds not reflected in this schedule traded exclusively in short-term securities or were feeder funds that invested all their assets in a corresponding Master Portfolio.

4.   CAPITAL SHARE TRANSACTIONS

As of June 30, 1997, there were 20 billion shares of $.001 par value capital stock authorized by the Company. As of June 30, 1997, each Fund was authorized to issue 100 million shares of $.001 par value capital stock for each class of shares, except the California Tax-Free Money Market, Money Market, Short-Term Government-Corporate Income, Short-Term Municipal Income, U.S. Treasury Money Market and Variable Rate Government Funds which are authorized to issue shares as follows:

                                                                                                           SHARES
                                                                                                       AUTHORIZED
FUND                                                                                                    PER CLASS

 ................................................................................................................
California Tax-Free Money Market Fund                                                                   3 billion
Money Market Fund                                                                                       1 billion
Short-Term Government-Corporate Income Fund                                                           300 million
Short-Term Municipal Income Fund                                                                      300 million
U.S. Treasury Money Market Fund                                                                         1 billion
Variable Rate Government Fund                                                                         500 million

Transactions in capital shares for the six months ended June 30, 1997 and the year ended December 31, 1996 are disclosed in detail in the Statements of Changes in Net Assets.

5.   REORGANIZATION OF THE STRATEGIC GROWTH FUND INTO A
     MASTER/FEEDER STRUCTURE

At a special meeting of the shareholders held on December 5, 1995, shareholders of the Strategic Growth Fund approved a reorganization of the Fund into a "master-feeder" structure, whereby the

OVERLAND EXPRESS FUNDS, INC.

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

existing Fund invests all of its assets in a corresponding Master Portfolio. On the conversion date the Fund transferred all of its investments to the corresponding Master Portfolio. The Fund then became a "feeder" fund. This reorganization was effective on February 20, 1996.

6.   INCOME AND EXPENSE ALLOCATIONS

The components of total investment income of the Short-Term Government-Corporate Income, Short-Term Municipal Income, Small Cap Strategy and Strategic Growth Funds are allocated from their corresponding Master Portfolios. The detail of allocated total investment income for the six months ended June 30, 1997 was as follows:

                                                                                        GROSS
FUND                                                       DIVIDENDS    INTEREST     EXPENSES    WAIVED FEES

 ...........................................................................................................
Short-Term Government-Corporate Income Fund               $        0  $  366,755  $   (48,009)   $    48,009
Short-Term Municipal Income Fund                                   0     518,965      (83,931)        83,931
Small Cap Strategy Fund                                        2,292      13,814      (20,189)         6,955
Strategic Growth Fund                                         81,242     126,894     (487,928)             0

 ...........................................................................................................

7.   REORGANIZATION OF SMALL CAP STRATEGY FUND

The Small Cap Strategy Fund commenced operations on September 16, 1996. The Small Cap Strategy Fund invests only in interests of the Small Cap Master Portfolio. The Small Cap Master Portfolio is the successor to certain assets of the Small Capitalization Growth Fund for Employee Retirement Plans, a collective investment fund (the "Collective Investment Fund"). The Collective Investment Fund was a private, non-registered investment fund previously managed by WFB. Immediately prior to the commencement of the Small Cap Strategy Fund's operations, the assets of the Collective Investment Fund were purchased by the Small Cap Master Portfolio and the Collective Investment Fund redeemed all of its outstanding interests and ceased operations. The Small Cap Master Portfolio manages its investments in a manner identical in all material respects to the operation of the Collective Investment Fund.

8.   VARIABLE RATE GOVERNMENT FUND LITIGATION

Certain shareholders of the Variable Rate Government Fund filed a class action lawsuit in the United States District Court for the Southern District of California against the Overland Express Variable Rate Government Fund (the VRG
Fund), WFB, Wells Fargo & Company and Stephens. The lawsuit asserted claims under federal and California securities law and the common law relating to alleged misstatements and omissions in the prospectus, reports and marketing materials pertaining to the VRG Fund and derivative claims on behalf of the VRG fund against WFB, Wells Fargo & Company and Stephens. The plaintiffs and defendants settled all claims in the class action, and the settlement was approved by the Court on March 10, 1997. The VRG Fund was not required to contribute to the settlement fund under the terms of the settlement agreement.

OVERLAND EXPRESS FUNDS, INC.

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

9.   REORGANIZATION OF OVERLAND EXPRESS FUNDS, INC.

At a meeting held on July 23, 1997, the Company's Board of Directors approved an Agreement and Plan of Consolidation to reorganize Overland Express Funds, Inc. into Stagecoach Funds, Inc. This Plan of Consolidation is subject to approval by Overland Express Fund shareholders. The agreement provides, among other things, for the transfer of assets and liabilities of each Overland Express Fund (each a "Predecessor Fund") to a corresponding series of Stagecoach Funds, Inc. (each a "Stagecoach Fund"). The Agreement provides that each Stagecoach Fund will assume certain identified liabilities of the corresponding Predecessor Fund and will deliver to that Predecessor Fund shares of common stock of the Stagecoach Fund having an aggregate net asset value equivalent to the aggregate net asset value of the assets transferred to the Stagecoach Fund by the Predecessor Fund (collectively, the "Consolidation"). At the time of Consolidation, the Funds that currently are structured as "feeder" Funds in a "master-feeder" structure will be restructured to invest directly in a portfolio of securities, rather than to invest in portfolio securities through a "master" Fund. The Consolidation is expected to be a tax-free exchange.

Dividends from net investment income and net realized capital gains, if any, of the Predecessor Funds will be distributed to Overland Express Fund shareholders prior to the Consolidation. The Consolidation is expected to close in December, 1997. All of the expenses incurred in connection with the Consolidation will be paid by Wells Fargo or Stephens.

MASTER INVESTMENT TRUST CAPITAL APPRECIATION
MASTER PORTFOLIO - JUNE 30, 1997 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

    SHARES       SECURITY NAME                                                        COST           VALUE
COMMON STOCKS - 98.09%
ADVERTISING - 2.13%
       130,000   HA-LO Industries inc+                                        $  1,833,313    $  3,071,250
        60,000   Snyder Communications Inc+                                      1,425,802       1,616,250
                                                                              ------------    ------------
                                                                              $  3,259,115    $  4,687,500

BIOTECHNOLOGY - 1.47%
       135,000   General Surgical Innovations Inc+                            $  1,826,250    $    759,375
       115,000   Neurex Corp+                                                    1,887,125       1,624,375
        37,500   Serologicals Corp+                                                764,584         862,500
                                                                              ------------    ------------
                                                                              $  4,477,959    $  3,246,250

COMMERCIAL SERVICES - 4.58%
       200,000   AccuStaff Inc+                                               $  4,090,759    $  4,737,500
        93,000   Peapod Inc+                                                     1,486,650       1,046,250
        55,000   Quintiles Transnational Corp+                                   3,314,499       3,829,375
        60,000   Stericycle Inc+                                                   558,542         480,000
                                                                              ------------    ------------
                                                                              $  9,450,450    $ 10,093,125

COMPUTER SOFTWARE - 14.09%
        32,500   3-D Labs Inc+                                                $    934,375    $    942,500
        78,700   America Online Inc+                                             3,193,275       4,377,688
        14,000   Aris Corp+                                                        247,562         306,250
        30,000   Axent Technologies Inc+                                           513,750         457,500
        10,000   Check Point Software Tech+                                        260,000         233,750
       120,000   Checkfree Corp+                                                 2,014,082       2,115,000
        38,000   Creative Technology Ltd+                                          681,250         646,000
        55,000   Documentum Inc+                                                 1,326,250       1,368,125
       130,000   Imnet Systems Inc+                                              2,878,450       4,038,125
       175,000   Inference Corp Class A+                                         3,187,250         732,813
        27,000   Microsoft Corp+                                                 1,736,806       3,412,121
        30,000   Oracle Systems Corp+                                            1,199,370       1,511,250
        19,000   Peerless Systems Corp+                                            268,375         261,250
        27,000   Procom Technology Inc+                                            311,063         290,250
       150,183   Pure Atria Corp+                                                3,774,057       2,121,335

MASTER INVESTMENT TRUST CAPITAL APPRECIATION
MASTER PORTFOLIO - JUNE 30, 1997 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

    SHARES       SECURITY NAME                                                        COST           VALUE
COMMON STOCKS - CONTINUED
COMPUTER SOFTWARE  - CONTINUED
       135,000   Quadramed Corp+                                              $  1,687,847    $    911,250
       100,000   Veritas Software Corp+                                          4,079,294       5,025,000
        45,000   Viasoft Inc+                                                    1,820,815       2,283,750
                                                                              ------------    ------------
                                                                              $ 30,113,871    $ 31,033,957

COMPUTER SYSTEMS - 5.58%
       130,000   Adaptec Inc+                                                 $  4,921,373    $  4,517,500
        55,000   Cisco Systems Inc+                                              3,445,205       3,691,875
       197,774   Komag Inc+                                                      5,009,263       3,238,549
        23,000   Security Dynamics Technologies Inc+                               844,438         848,125
                                                                              ------------    ------------
                                                                              $ 14,220,279    $ 12,296,049

ELECTRICAL EQUIPMENT - 3.38%
        35,000   Gemstar International Group Ltd+                             $    647,500    $    643,125
        90,000   Integrated Process Equipment Corp+                              2,005,305       2,278,125
        65,000   Interlink Electronics Inc+                                        344,375         455,000
        40,000   Nokia Corp ADR Class A                                          1,969,357       2,950,000
        30,500   Spectrian Corp+                                                   912,281       1,124,688
                                                                              ------------    ------------
                                                                              $  5,878,818    $  7,450,938

ENERGY & RELATED - 10.13%
       110,000   Ensco International Inc+                                     $  3,812,199    $  5,802,500
        40,000   Falcon Drilling Co Inc+                                         1,599,751       2,305,000
       125,000   Global Industries Ltd+                                          1,421,038       2,919,922
        60,000   Nabors Industries Inc+                                          1,380,549       1,485,000
       110,000   Newpark Resources Inc+                                          2,354,701       3,712,500
        66,000   Smedvig ASA - Sponsored ADR Class B                             1,423,972       1,683,000
       100,000   Tetra Technologies Inc+                                         2,462,522       2,475,000
        85,000   Veritas Digicon Inc+                                            1,320,391       1,933,750
                                                                              ------------    ------------
                                                                              $ 15,775,123    $ 22,316,672

ENTERTAINMENT & LEISURE - 4.23%
       120,000   Family Golf Centers Inc+                                     $  2,208,391    $  2,760,000

MASTER INVESTMENT TRUST CAPITAL APPRECIATION
MASTER PORTFOLIO - JUNE 30, 1997 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

    SHARES       SECURITY NAME                                                        COST           VALUE
COMMON STOCKS - CONTINUED
ENTERTAINMENT & LEISURE  - CONTINUED
        47,500   HFS Inc+                                                     $  2,907,073    $  2,755,000
       115,000   Regal Cinemas Inc+                                              3,287,663       3,795,000
                                                                              ------------    ------------
                                                                              $  8,403,127    $  9,310,000

FINANCE & RELATED - 8.02%
        16,500   ARM Financial Group Inc+                                     $    247,500    $    330,000
       115,000   Capital One Financial Corp                                      3,370,107       4,341,250
       225,000   Envoy Corp (New)+                                               7,705,681       7,481,250
        65,000   Firstplus Financial Group+                                      1,777,836       2,210,000
       115,000   Money Store Inc                                                 2,734,484       3,299,063
                                                                              ------------    ------------
                                                                              $ 15,835,608    $ 17,661,563

FOOD & RELATED - 3.47%
       145,000   North Land Cranberries Inc                                   $  3,241,888    $  2,338,125
       118,000   NuCo2 Inc+                                                      1,924,024       2,035,500
        80,000   Suiza Foods Corp+                                               1,982,228       3,280,000
                                                                              ------------    ------------
                                                                              $  7,148,140    $  7,653,625

GENERAL BUSINESS & RELATED - 5.66%
        60,000   HBO & Co                                                     $  3,237,209    $  4,132,500
       100,000   Homegate Hospitality Inc+                                         988,438         975,000
        47,500   P-Com Inc+                                                      1,472,488       1,567,500
       160,000   Proxim Inc+                                                     3,572,325       3,880,000
        60,000   Wackenhut Corrections Corp+                                     1,661,379       1,747,500
         9,000   Waste Industries Inc+                                             129,000         158,625
                                                                              ------------    ------------
                                                                              $ 11,060,839    $ 12,461,125

HEALTHCARE - 9.10%
        70,000   Access Health Inc                                            $  1,179,665    $  1,715,000
        40,000   Algos Pharmaceuticals Corp+                                       732,263         730,000
        50,000   Covance Inc+                                                      977,950         965,625
       150,000   Genesis Health Ventures Inc+                                    3,940,085       5,062,500
       242,700   Healthsouth Corp+                                               3,922,501       6,052,331

MASTER INVESTMENT TRUST CAPITAL APPRECIATION
MASTER PORTFOLIO - JUNE 30, 1997 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

    SHARES       SECURITY NAME                                                        COST           VALUE
COMMON STOCKS - CONTINUED
HEALTHCARE  - CONTINUED
       140,000   Renal Treatment Centers+                                     $  2,606,195    $  3,762,500
        51,000   Vivus Inc+                                                      1,311,649       1,214,438
        25,000   Zonagen Inc+                                                      572,500         546,875
                                                                              ------------    ------------
                                                                              $ 15,242,808    $ 20,049,269

MANUFACTURING PROCESSING - 1.77%
       175,000   Biochem Pharma Inc+                                          $  4,318,238    $  3,893,750

MEDICAL EQUIPMENT & SUPPLIES - 2.90%
        21,000   Closure Medical Corp+                                        $    304,447    $    404,250
       147,500   Endosonics Corp+                                                1,761,922       1,604,063
       115,000   Life Med Sciences Inc+                                            727,344         431,250
       180,000   Ultrafem Inc+                                                   3,138,115       2,475,000
       130,000   Uroquest Medical Corp+                                            819,205         845,000
       125,000   Vidamed Inc+                                                    1,542,813         632,813
                                                                              ------------    ------------
                                                                              $  8,293,846    $  6,392,376

PHARMACEUTICALS - 0.90%
       100,000   Anesta Corp+                                                 $  1,392,104    $  1,900,000
        80,000   Seragen Inc+                                                      444,940          80,000
                                                                              ------------    ------------
                                                                              $  1,837,044    $  1,980,000

REAL ESTATE INVESTMENT TRUSTS - 0.23%
        36,000   Lexington Corp Properties                                    $    495,000    $    504,000

RETAIL & RELATED - 5.61%
        57,500   Amazon.com Inc+                                              $  1,056,991    $  1,063,750
       270,000   Corporate Express Inc+                                          5,100,062       3,898,125
       115,000   Eagle Hardware & Garden+                                        2,573,184       2,630,625
       115,000   Galoob (Lewis) Toys Inc+                                        2,069,000       2,170,625
        45,000   North Face Inc+                                                   765,774         821,250

MASTER INVESTMENT TRUST CAPITAL APPRECIATION
MASTER PORTFOLIO - JUNE 30, 1997 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

    SHARES       SECURITY NAME                                                        COST           VALUE
COMMON STOCKS - CONTINUED
RETAIL & RELATED  - CONTINUED
        83,000   Oakley Inc                                                   $  1,014,440    $  1,167,188
        19,000   Pacific Sunwear of California+                                    639,171         612,750
                                                                              ------------    ------------
                                                                              $ 13,218,622    $ 12,364,313

SEMICONDUCTORS - 2.51%
        33,000   ASE Test Limited+                                            $  1,379,562    $  1,394,250
        70,000   LSI Logic Corp+                                                 2,464,237       2,240,000
        55,000   Triquint Semiconductor Inc+                                     1,875,313       1,890,625
                                                                              ------------    ------------
                                                                              $  5,719,112    $  5,524,875

TELECOMMUNICATIONS - 9.35%
       116,000   Ascend Communication Inc+                                    $  6,761,855    $  4,567,500
        20,000   Clear Channel Communications Inc+                                 999,980       1,231,250
        62,500   IXC Communications+                                             1,500,021       1,640,625
       255,000   LCI International Inc+                                          4,677,332       5,578,125
       205,000   NEXTEL Communications Class A+                                  3,411,187       3,882,188
       205,000   Paging Network Inc+                                             3,817,562       1,800,156
        55,000   Teledata Communications Ltd+                                    1,623,224       1,890,625
                                                                              ------------    ------------
                                                                              $ 22,791,161    $ 20,590,469

TRANSPORTATION - 2.98%
        80,000   Atlas Air Inc+                                               $  3,600,819    $  2,760,000
       175,000   Trico Marine Services Inc+                                      3,106,321       3,817,188
                                                                              ------------    ------------
                                                                              $  6,707,140    $  6,577,188

                 TOTAL COMMON STOCKS                                          $204,246,300    $216,087,044

MASTER INVESTMENT TRUST CAPITAL APPRECIATION
MASTER PORTFOLIO - JUNE 30, 1997 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

    SHARES       SECURITY NAME                                                                       VALUE
WARRANTS - 2.53%
         2,295   Checkers Drive-In Restaurant expires 12/22/2000+                             $      1,721
        55,000   Intel Corp expires 3/14/1998+                                                   5,582,500
                                                                                              ------------
                 TOTAL WARRANTS                                                               $  5,584,221
                 (Cost $2,973,392)

TOTAL INVESTMENTS IN SECURITIES

                 (Cost $207,219,692)* (Notes 1 and 3)                   100.62 %              $221,671,265
                 Other Assets and Liabilities, Net                       (0.62 )                (1,369,995)
                                                                        -------               ------------
                 TOTAL NET ASSETS                                       100.00 %              $220,301,270
                                                                        -------               ------------
                                                                        -------               ------------

 .........................................................................................................

 +   NON-INCOME EARNING SECURITIES.
 * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $  36,964,901
Gross Unrealized Depreciation     (22,513,328)
                                -------------
NET UNREALIZED APPRECIATION     $  14,451,573
                                -------------
                                -------------

The accompanying notes are an integral part of these financial statements.

MASTER INVESTMENT TRUST SHORT-TERM GOVERNMENT-CORPORATE INCOME MASTER PORTFOLIO - JUNE 30, 1997 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST       MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE           DATE             VALUE
CORPORATE BONDS & NOTES - 35.81%
BANK & FINANCE - 19.49%
$      500,000   GMAC                                                 5.63 %      10/19/98    $    497,700
       500,000   International Lease Finance                          5.75        04/15/98         499,945
       500,000   PNC Bank NA                                          5.71        06/25/98         499,890
       500,000   Wachovia Bank NC                                     4.90        09/19/98         493,104
                                                                                              ------------
                                                                                              $  1,990,639

MISCELLANEOUS BONDS - 16.32%
$      500,000   Donnelley (R.R.) & Sons Co                           6.11 %      06/22/98    $    501,050
       630,000   Ford Capital BV                                      9.00        08/15/98         650,658
       500,000   Sears Roebuck Co                                     8.45        11/01/98         515,205
                                                                                              ------------
                                                                                              $  1,666,913

                 TOTAL CORPORATE BONDS & NOTES                                                $  3,657,552
                 (Cost $3,667,264)

U.S. GOVERNMENT AGENCY SECURITIES - 19.54%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 9.79%
$    1,000,000   FHLMC                                                5.84 %      04/08/98    $    999,880

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 9.75%
$    1,000,000   FNMA                                                 5.84 %      01/19/99    $    996,160

                 TOTAL U.S. GOVERNMENT AGENCY SECURITIES                                      $  1,996,040
                 (Cost $1,991,662)

U.S. TREASURY SECURITIES - 41.71%
U.S. TREASURY NOTES - 41.71%
$    2,750,000   U.S. Treasury Notes                                  6.00 %      09/30/98    $  2,752,998
     1,500,000   U.S. Treasury Notes                                  6.25        06/30/98       1,507,110
                                                                                              ------------
                 TOTAL U.S. TREASURY SECURITIES                                               $  4,260,108
                 (Cost $4,260,625)

MASTER INVESTMENT TRUST SHORT-TERM GOVERNMENT- CORPORATE INCOME MASTER PORTFOLIO - JUNE 30, 1997 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST       MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE           DATE             VALUE
SHORT-TERM INSTRUMENTS - 2.35%
REPURCHASE AGREEMENTS - 2.35%
$       86,000   Goldman Sachs Pooled Repurchase Agreement -
                 102% Collateralized by U.S. Government
                 Securities                                           5.85 %      07/01/97    $     86,000
       155,000   JP Morgan Securities Inc Repurchase Agreement -
                 102% Collateralized by U.S. Government
                 Securities                                           5.95        07/01/97         155,000
                                                                                              ------------
                 TOTAL SHORT-TERM INSTRUMENTS                                                 $    241,000
                 (Cost $241,000)

TOTAL INVESTMENTS IN SECURITIES

                 (Cost $10,160,551)* (Notes 1 and 3)                     99.41 %              $ 10,154,700
                 Other Assets and Liabilities, Net                        0.59                      59,885
                                                                        -------               ------------
                 TOTAL NET ASSETS                                       100.00 %              $ 10,214,585
                                                                        -------               ------------
                                                                        -------               ------------

 .........................................................................................................

 * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED DEPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $       8,864
Gross Unrealized Depreciation         (14,715)
                                -------------
NET UNREALIZED DEPRECIATION     $      (5,851)
                                -------------
                                -------------

The accompanying notes are an integral part of these financial statements.

MASTER INVESTMENT TRUST SHORT-TERM MUNICIPAL INCOME MASTER PORTFOLIO - JUNE 30, 1997 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST       MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE           DATE             VALUE
MUNICIPAL BONDS - 94.72%
ARIZONA - 3.47%
$      700,000   Arizona State Transportation Board Tax Revenue
                 Maricopa County Regional Area Road Fund MBIA
                 Insured                                              7.00 %      07/01/00    $    745,556

COLORADO - 7.88%
       790,000   Arapahoe County CO School District Revenue           4.75        12/15/98         798,358
       900,000   Colorado State Student Obligation Bond
                 Authority Series C                                   4.35        09/01/99         896,463

HAWAII - 2.34%
       500,000   Honolulu HI Improvement Board Series B               4.50        10/01/98         502,615

ILLINOIS - 5.77%
       200,000   Chicago IL AMBAC Insured                             6.00        01/01/98         202,152
     1,025,000   Metropolitan Pier & Exposition Authority IL
                 Dedicated State Revenue                              5.80        06/01/98       1,037,536

INDIANA - 2.35%
       500,000   Indiana Secondary Market Educational Loan
                 Revenue Series A                                     6.75        12/01/97         505,180

MINNESOTA - 5.74%
       200,000   Minneapolis MN Special School District No. One
                 COP Prerefunded                                      7.38        02/01/15         203,968
     1,000,000   Minnesota State Refunded State Trunk Highway         6.90        08/01/01       1,030,140

MISSOURI - 0.93%
       200,000   Branson MO Tax Allocation Revenue Street
                 Improvement Project CGIC Insured                     4.95        10/01/97         200,578

NEVADA - 2.42%
       500,000   Clark County NV USD Series A                         7.30        03/01/99         520,595

MASTER INVESTMENT TRUST SHORT-TERM MUNICIPAL INCOME MASTER PORTFOLIO - JUNE 30, 1997 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST       MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE           DATE             VALUE
MUNICIPAL BONDS - CONTINUED
NEW MEXICO - 4.67%
$    1,000,000   Albuquerque NM Gross Receipts Tax MBIA Insured       4.50 %      07/01/98    $  1,003,750

NEW YORK - 5.42%
       250,000   New York State Mortgage Agency Revenue
                 Homeowner Mortgage Series 44 AMT FHA
                 Collateralized                                       6.00        04/01/99         253,770
       900,000   New York/New Jersey Port Authority Consolidated
                 Revenue MBIA Insured                                 5.00        09/01/98         910,773

NORTH CAROLINA - 2.35%
       500,000   North Carolina State Municipal Power Agency
                 Catawba No. 1 Electrical Revenue FGIC Insured        5.10        01/01/99         506,450

NORTH DAKOTA - 3.49%
       750,000   North Dakota State Financing Agency Series D         4.15        10/02/97         750,195

OHIO - 4.70%
     1,000,000   Ohio State Public Facility Commission Higher
                 Education Capital Facility Series II-B FSA
                 Insured                                              5.00        11/01/98       1,011,070

OREGON - 1.40%
       300,000   Lane County OR School District No. 52 FGIC
                 Insured                                              5.20        12/01/97         301,740

PENNSYLVANIA - 3.32%
       500,000   Bethel Park PA USD Series B AMBAC Insured            6.05        02/01/98         506,175
       200,000   Montgomery County PA Higher Education & Health
                 Authority Hospital Revenue Bryn Manor Hospital
                 Project Prerefunded                                  9.38        12/01/19         208,460

MASTER INVESTMENT TRUST SHORT-TERM MUNICIPAL INCOME MASTER PORTFOLIO - JUNE 30, 1997 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST       MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE           DATE             VALUE
MUNICIPAL BONDS - CONTINUED
PUERTO RICO - 2.33%
$      500,000   Commonwealth of Puerto Rico Aquaduct and Sewer
                 Authority Revenue                                    4.50 %      07/01/99    $    501,320

SOUTH DAKOTA - 4.71%
     1,000,000   South Dakota Student Loan Finance Corp Student
                 Loan Revenue Series A - GTD STD LN Insured           5.50        08/01/98       1,012,460

TEXAS - 11.99%
       240,000   Brazos TX Higher Education Authority AMT Series
                 C-1                                                  6.00        11/01/99         246,146
     1,000,000   Brazos TX Higher Education Authority Inc             5.30        12/01/97       1,004,030
       275,000   Dallas TX Waterworks & Sewer System Revenue
                 Series A                                             9.00        10/01/97         278,273
       275,000   Port of Houston Authority TX AMT                     8.50        10/01/98         289,471
       310,000   Texas State Department Housing & Community MBIA
                 Insured                                              4.20        03/01/98         310,164
       450,000   Texas State Department Housing & Community
                 Mortgage Series E MBIA Insured                       4.20        09/01/98         450,432

VIRGINIA - 4.84%
     1,000,000   Richmond VA Public Utilities Revenue Series A        7.80        01/15/06       1,040,440

WASHINGTON - 8.08%
       200,000   Southern Columbia Basin WA Irrigation District       5.50        12/01/98         203,792
       500,000   Thirstin County WA Olympia USD No. 111 FGIC
                 Insured                                              5.25        12/01/98         508,335
     1,000,000   Washington State Series A                            6.50        07/01/98       1,024,720

WEST VIRGINIA - 2.33%
       500,000   West Virginia State HFFA Charleston Area
                 Medical Center Series A MBIA Insured                 4.30        09/01/99         500,485

MASTER INVESTMENT TRUST SHORT-TERM MUNICIPAL INCOME MASTER PORTFOLIO - JUNE 30, 1997 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST       MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE           DATE             VALUE
MUNICIPAL BONDS - CONTINUED
WYOMING - 4.19%
$      900,000   Lincoln County WY Pollution Control Revenue
                 Series A                                             4.25 %      07/01/17    $    900,000
                                                                                              ------------
                 TOTAL MUNICIPAL BONDS                                                        $ 20,365,592
                 (Cost $20,337,785)

SHORT-TERM INSTRUMENTS - 4.06%
MONEY MARKET FUNDS - 4.06%
       315,000   Arbor Institutional National Fund                                            $    315,000
       559,000   National Municipal Fund                                                           559,000
                                                                                              ------------
                 TOTAL SHORT-TERM INSTRUMENTS                                                 $    874,000
                 (Cost $874,000)

TOTAL INVESTMENTS IN SECURITIES

                 (Cost $21,211,785)* (Notes 1 and 3)                     98.78 %              $ 21,239,592
                 Other Assets and Liabilities, Net                        1.22                     261,588
                                                                        -------               ------------
                 TOTAL NET ASSETS                                       100.00 %              $ 21,501,180
                                                                        -------               ------------
                                                                        -------               ------------

 .........................................................................................................

 * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $      40,062
Gross Unrealized Depreciation         (12,255)
                                -------------
NET UNREALIZED APPRECIATION     $      27,807
                                -------------
                                -------------

The accompanying notes are an integral part of these financial statements.

MASTER INVESTMENT TRUST SMALL CAP MASTER PORTFOLIO - JUNE 30, 1997 (UNAUDITED) PORTFOLIO OF INVESTMENTS

    SHARES       SECURITY NAME                                                        COST           VALUE
COMMON STOCKS - 87.31%
ADVERTISING - 1.87%
        41,625   HA-LO Industries Inc+                                        $    866,604    $    983,391

BIOTECHNOLOGY - 2.17%
        58,000   Neurex Corp+                                                 $    917,063    $    819,250
        14,000   Serologicals Corp+                                                261,188         322,000
                                                                              ------------    ------------
                                                                              $  1,178,251    $  1,141,250

CAPITAL GOODS - 3.16%
        11,000   Cymer Inc+                                                   $    495,688    $    536,250
        23,000   Neomagic Corp+                                                    295,493         514,625
        11,000   U.S. Rental Inc+                                                  229,427         277,750
        20,000   Xcellenet Inc+                                                    354,375         327,500
                                                                              ------------    ------------
                                                                              $  1,374,983    $  1,656,125

COMMERCIAL SERVICES - 2.98%
        21,391   Billing Information Concepts+                                $    604,318    $    746,011
        20,000   NCO Group+                                                        352,000         587,500
        20,500   Peapod Inc+                                                       301,750         230,625
                                                                              ------------    ------------
                                                                              $  1,258,068    $  1,564,136

COMPUTER SOFTWARE - 5.31%
         8,000   3-D Labs Inc+                                                $    231,525    $    232,000
        16,500   Aris Corp+                                                        304,143         360,938
        37,500   Creative Technology Ltd+                                          581,250         637,500
         2,500   Documentum Inc+                                                    62,500          62,188
         5,000   Great Plains Software Inc+                                         80,000         135,000
        40,000   Intelligroup Inc+                                                 434,941         385,000
        28,000   Peregrine Systems Inc+                                            253,900         430,500
         5,000   Procom Technology Inc+                                             59,688          53,750
        10,023   Pure Atria Corp+                                                  324,795         141,575
        20,000   Viisage Technology+                                               217,813         347,500
                                                                              ------------    ------------
                                                                              $  2,550,555    $  2,785,951

MASTER INVESTMENT TRUST SMALL CAP MASTER PORTFOLIO - JUNE 30, 1997 (UNAUDITED) PORTFOLIO OF INVESTMENTS

    SHARES       SECURITY NAME                                                        COST           VALUE
COMMON STOCKS - CONTINUED
COMPUTER SYSTEMS - 3.46%
        12,000   Clarify Inc+                                                 $    141,412    $    135,750
        40,000   Exabyte Corp+                                                     563,879         512,500
        18,000   Jetfax Inc+                                                       144,000         139,500
        21,000   Micron Electronics Inc                                            385,875         374,063
        30,500   National Techteam Inc+                                            680,229         651,938
                                                                              ------------    ------------
                                                                              $  1,915,395    $  1,813,751

ELECTRICAL EQUIPMENT - 2.20%
        37,000   Integrated Process Equipment Corp+                           $    904,695    $    936,563
        31,500   Interlink Electronics Inc+                                        216,563         220,500
                                                                              ------------    ------------
                                                                              $  1,121,258    $  1,157,063

ENERGY & RELATED - 4.33%
        30,000   Costilla Energy Inc+                                         $    376,250    $    386,250
        26,000   KCS Energy                                                        422,528         529,750
        20,000   Marine Drilling Co Inc+                                           332,500         392,500
        20,000   Pride Petroleum Services Inc+                                     447,500         480,000
        19,000   Smedvig ASA - Sponsored ADR Class B                               427,282         484,500
                                                                              ------------    ------------
                                                                              $  2,006,060    $  2,273,000

ENTERTAINMENT & LEISURE - 2.82%
        37,000   Family Golf Centers Inc+                                     $    925,577    $    851,000
        19,000   Regal Cinemas Inc+                                                486,533         627,000
                                                                              ------------    ------------
                                                                              $  1,412,110    $  1,478,000

FINANCE & RELATED - 7.43%
        23,000   Amresco Inc+                                                 $    327,750    $    494,500
         7,500   ARM Financial Group Inc+                                          112,500         150,000
        25,000   Envoy Corp (New)+                                                 838,125         831,250
        22,000   IMC Mortgage Co+                                                  404,313         365,750
        35,000   Imperial Credit Industries+                                       637,403         719,688
        54,000   Long Beach Financial Corp+                                        362,250         472,500

MASTER INVESTMENT TRUST SMALL CAP MASTER PORTFOLIO - JUNE 30, 1997 (UNAUDITED) PORTFOLIO OF INVESTMENTS

    SHARES       SECURITY NAME                                                        COST           VALUE
COMMON STOCKS - CONTINUED
FINANCE & RELATED  - CONTINUED
        25,000   Medallion Financial Corp                                     $    432,375    $    478,125
        19,000   Ocwen Asset Investment Corp                                       315,900         384,750
                                                                              ------------    ------------
                                                                              $  3,430,616    $  3,896,563

FOOD & RELATED - 4.29%
        50,000   North Land Cranberries Inc                                   $  1,096,550    $    806,250
        15,000   NuCo2 Inc+                                                        326,250         258,750
        29,000   Suiza Foods Corp+                                                 638,000       1,189,000
                                                                              ------------    ------------
                                                                              $  2,060,800    $  2,254,000

GENERAL BUSINESS & RELATED - 17.48%
        15,500   Allen Telecom Inc+                                           $    351,036    $    321,625
        18,750   American Homestar Corp+                                           343,750         400,781
        15,000   American Residential Services+                                    250,635         348,750
        13,375   Cox Radio Inc Class A+                                            336,748         342,734
        44,000   Equity Corp International+                                        908,250       1,064,250
        55,000   Philip Services Corp+                                             705,828         873,125
        10,000   Racing Champions Corp+                                            150,000         155,000
        32,000   Renter's Choice Inc+                                              561,688         636,000
        28,000   Romac International Inc+                                          647,817         917,000
         9,500   Staff Leasing Inc+                                                161,500         178,125
        23,000   Staffmark Inc+                                                    304,921         514,625
        23,000   Suburban Lodges of America Inc+                                   439,909         483,000
        59,000   Sunquest Information Systems+                                     828,966         885,000
        30,000   UOL Publishing Inc+                                               366,000         367,500
        67,000   VDI Media Corp+                                                   468,045         753,750
        17,500   Wackenhut Corrections Corp+                                       480,887         509,688
        24,000   Waste Industries Inc+                                             388,917         423,000
                                                                              ------------    ------------
                                                                              $  7,694,897    $  9,173,953

HEALTHCARE - 14.42%
         6,000   Access Health Inc                                            $    120,750    $    147,000
        10,000   Algos Pharmaceuticals Corp+                                       197,080         182,500

MASTER INVESTMENT TRUST SMALL CAP MASTER PORTFOLIO - JUNE 30, 1997 (UNAUDITED) PORTFOLIO OF INVESTMENTS

    SHARES       SECURITY NAME                                                        COST           VALUE
COMMON STOCKS - CONTINUED
HEALTHCARE  - CONTINUED
        26,000   Applied Graphics Technologies+                               $    711,744    $  1,033,496
        25,000   Cima Labs Inc+                                                    178,125         103,125
        26,000   Covance Inc+                                                      483,954         502,125
        21,000   Genesis Health Ventures Inc+                                      660,380         708,750
        47,000   Healthcare Recoveries Inc+                                        658,000         910,625
        17,000   KOS Pharmaceuticals Inc+                                          284,500         471,750
        20,500   Medicis Pharmaceutical Corp+                                      640,000       1,022,438
        29,500   Orthodontic Centers of America Inc+                               621,064         536,531
        16,891   Pathogenesis Corp+                                                386,555         491,950
        29,000   Renal Treatment Centers+                                          843,399         779,375
        11,000   Sangstat Medical Corp+                                            231,000         254,375
        15,000   Vivus Inc+                                                        376,200         357,188
         3,000   Zonagen Inc+                                                       68,400          65,625
                                                                              ------------    ------------
                                                                              $  6,461,151    $  7,566,853

MEDICAL EQUIPMENT & SUPPLIES - 2.37%
        10,000   Cardima Inc+                                                 $     70,000    $     62,500
        20,000   Endosonics Corp+                                                  276,900         217,500
        22,000   Kaynar Technologies Inc+                                          321,000         398,750
        10,000   Perclose Inc+                                                     216,250         250,000
        23,000   Ultrafem Inc+                                                     370,702         316,250
                                                                              ------------    ------------
                                                                              $  1,254,852    $  1,245,000

PHARMACEUTICALS - 0.72%
        20,000   Anesta Corp+                                                 $    323,750    $    380,000

RETAIL & RELATED - 4.49%
        19,500   Eagle Hardware & Garden+                                     $    384,188    $    446,063
        15,500   Nautica Enterprises                                               346,332         409,781
        15,000   North Face Inc+                                                   231,317         273,750
        58,500   Oakley Inc                                                        713,798         822,656
        17,000   Regis Corp                                                        375,953         401,625
                                                                              ------------    ------------
                                                                              $  2,051,588    $  2,353,875

MASTER INVESTMENT TRUST SMALL CAP MASTER PORTFOLIO - JUNE 30, 1997 (UNAUDITED) PORTFOLIO OF INVESTMENTS

    SHARES       SECURITY NAME                                                        COST           VALUE
COMMON STOCKS - CONTINUED
TELECOMMUNICATIONS - 4.05%
        30,000   Inter-Tel Inc+                                               $    594,375    $    637,500
        52,000   Metro One Telecommunications+                                     389,788         383,500
        35,000   Superior Telecom Inc+                                             838,666       1,102,500
                                                                              ------------    ------------
                                                                              $  1,822,829    $  2,123,500

TRANSPORTATION - 3.76%
        18,000   Atlas Air Inc+                                               $    636,643    $    621,000
        18,000   Ryanair Holdings Plc-SP ADR+                                      337,839         488,250
        30,000   Trico Marine Services Inc+                                        624,688         654,375
        10,500   U.S. Xpess Enterprises Class A+                                   175,807         207,375
                                                                              ------------    ------------
                                                                              $  1,774,977    $  1,971,000

                 TOTAL COMMON STOCKS                                          $ 40,558,744    $ 45,817,411

MASTER INVESTMENT TRUST SMALL CAP MASTER PORTFOLIO - JUNE 30, 1997 (UNAUDITED) PORTFOLIO OF INVESTMENTS

                                                                   INTEREST     MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE         DATE               VALUE
SHORT-TERM INSTRUMENTS - 12.27%
REPURCHASE AGREEMENTS - 12.27%
$    2,344,000   Goldman Sachs Pooled Repurchase Agreement -
                 102% Collateralized by U.S. Government
                 Securities                                           5.85 %      07/01/97    $  2,344,000
     2,178,000   HSBC Securities Inc Repurchase Agreement - 102%
                 Collateralized by U.S. Government Securities         5.80        07/01/97       2,178,000
     1,917,000   JP Morgan Securities Inc Repurchase Agreement -
                 102% Collateralized by U.S. Government
                 Securities                                           5.95        07/01/97       1,917,000
                                                                                              ------------
                 TOTAL SHORT-TERM INSTRUMENTS                                                 $  6,439,000
                 (Cost $6,439,000)

TOTAL INVESTMENTS IN SECURITIES

                 (Cost $46,997,744)* (Notes 1 and 3)                     99.58 %              $ 52,256,411
                 Other Assets and Liabilities, Net                        0.42                     219,189
                                                                        -------               ------------
                 TOTAL NET ASSETS                                       100.00 %              $ 52,475,600
                                                                        -------               ------------
                                                                        -------               ------------

 .........................................................................................................

 +   NON-INCOME EARNING SECURITIES.
 * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $   7,043,536
Gross Unrealized Depreciation      (1,784,869)
                                -------------
NET UNREALIZED APPRECIATION     $   5,258,667
                                -------------
                                -------------

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED) - JUNE 30, 1997

                                                         SHORT-TERM
                                                        GOVERNMENT-  SHORT- TERM
                                               CAPITAL    CORPORATE    MUNICIPAL
                                          APPRECIATION       INCOME       INCOME    SMALL CAP
                                                MASTER       MASTER       MASTER       MASTER
                                             PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO
 ............................................................................................
ASSETS
INVESTMENTS:
  In securities, at market value (see
    cost below) (Small Cap Master
    Portfolio includes repurchase
    agreements of $6,439,000)             $221,671,265  $10,154,700  $21,239,592  $52,256,411
  Cash                                         151,394        4,182        1,319        1,879
Receivables:
  Dividends and interest                         1,200      130,322      357,827        1,049
  Investment securities sold                 2,299,061            0            0       94,966
  Due from co-administrator (Note 2)                 0        1,583        2,280            0
Organizational expenses, net of
  amortization                                       0        1,712        1,572            0
Prepaid expenses and other assets              376,372            0          149        2,949
TOTAL ASSETS                               224,499,292   10,292,499   21,602,739   52,357,254
LIABILITIES
Payables:
  Investment securities purchased            4,101,759            0            0      819,811
  Distribution to beneficial interest
    holders                                          0       55,980       73,154       26,622
  Due to advisor (Note 2)                       83,387            0            0        1,645
  Other                                         12,876       21,934       28,405       33,576

TOTAL LIABILITIES                            4,198,022       77,914      101,559      881,654

TOTAL NET ASSETS
                                          $220,301,270  $10,214,585  $21,501,180  $51,475,600

INVESTMENT AT COST (NOTE 3)               $207,219,692  $10,160,551  $21,211,785  $46,997,744

 ...............................................................................

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS (UNAUDITED) -
FOR THE SIX MONTHS ENDED JUNE 30, 1997

                                                              SHORT-TER
                                                             GOVERNMENT-     SHORT-
                                                                               TERM
                                                 CAPITAL     CORPORATE    MUNICIPAL
                                             APPRECIATION      INCOME        INCOME       SMALL CAP
                                                  MASTER       MASTER        MASTER          MASTER
                                               PORTFOLIO     PORTFOLIO    PORTFOLIO       PORTFOLIO
                                             ...........     ........     .........     ...........
INVESTMENT INCOME
  Dividends                                  $   104,703     $      0     $       0     $    20,219
  Interest                                       163,233      366,755       518,965         121,883
TOTAL INVESTMENT INCOME                          267,936      366,755       518,965         142,102
EXPENSES (NOTE 2)
  Advisory fees                                  536,553       29,243        58,021         118,098
  Custody fees                                    29,944          983         2,026           5,767
  Portfolio accounting fees                       51,944        4,818         5,270          25,882
  Amortization of organization expenses                0          343           310               0
  Legal and audit fees                             5,267       10,986        16,310          20,962
  Other                                            7,472        1,636         1,994           5,456
TOTAL EXPENSES                                   631,180       48,009        83,931         176,165
Less:
  Waived fees and reimbursed expenses                  0      (48,009)      (83,931)        (60,685)
NET EXPENSES                                     631,180            0             0         115,480
NET INVESTMENT INCOME (LOSS)                    (363,244)     366,755       518,965          26,622
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
  Net realized gain (loss) on sale of
    investments                               (3,736,525)      (3,173)       (5,864)        331,521
  Net change in unrealized appreciation
    (depreciation) of investments              5,771,227       (8,766)      (20,508)      3,489,029
NET GAIN (LOSS) ON INVESTMENTS                 2,034,702      (11,939)      (26,372)      3,820,550
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                              $ 1,671,458     $354,816     $ 492,593     $ 3,847,172

 ...............................................................................

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                    SHORT-TERM GOVERNMENT-
                                               CAPITAL APPRECIATION MASTER         CORPORATE INCOME MASTER
                                                                 PORTFOLIO                       PORTFOLIO
                                             .............................     ...........................
                                                                 From Feb.
                                                                  20, 1996     (Unaudited)
                                              (Unaudited)     (commencement    For the Six
                                              For the Six               of          Months         For the
                                             Months Ended      operations)           Ended      Year Ended
                                                 June 30,      to Dec. 31,        June 30,        Dec. 31,
                                                     1997             1996            1997            1996
INCREASE IN NET ASSETS
OPERATIONS:
  Net investment income (loss)               $   (363,244)    $   (255,840)    $   366,755     $   654,198
  Net realized gain (loss) on sale of
    investments                                (3,736,525)      10,162,551          (3,173)        (63,690)
  Net change in unrealized appreciation
    (depreciation) of investments               5,771,227        8,680,346          (8,766)        (11,676)
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                 1,671,458       18,587,057         354,816         578,832
Net increase (decrease) in net assets
  resulting from beneficial interest
  transactions                                (16,871,115)     216,913,870      (4,153,605)      7,511,920
INCREASE (DECREASE) IN NET ASSETS             (15,199,657)     235,500,927      (3,798,789)      8,090,752

NET ASSETS:
  Beginning net assets                        235,500,927                0      14,013,374       5,922,622
  ENDING NET ASSETS                          $220,301,270     $235,500,927     $10,214,585     $14,013,374

 ...............................................................................

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                             SHORT-TERM MUNICIPAL INCOME      SMALL CAP MASTER PORTFOLIO
                                                        MASTER PORTFOLIO
                                             ...........................     ...........................
                                                                                              From Sept.
                                             (Unaudited)                     (Unaudited)        16, 1996
                                             For the Six                     For the Six     (commencement
                                                  Months         For the          Months              of
                                                   Ended      Year Ended           Ended     operations)
                                                June 30,        Dec. 31,        June 30,     to Dec. 31,
                                                    1997            1996            1997            1996

INCREASE IN NET ASSETS

OPERATIONS:
  Net investment income (loss)               $   518,965     $   946,275     $    26,622     $     2,599
  Net realized gain (loss) on sale of
    investments                                   (5,864)          4,708         331,521      (1,405,188)
  Net change in unrealized appreciation
    (depreciation) of investments                (20,508)        (80,537)      3,489,029       1,769,638
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                  492,593         870,446       3,847,172         367,049
Net increase (decrease) in net assets
  resulting from beneficial interest
  transactions                                (5,698,890)      9,390,327      11,588,564      35,672,815
INCREASE (DECREASE) IN NET ASSETS             (5,206,297)     10,260,773      15,435,736      36,039,864

NET ASSETS:
  Beginning net assets                        26,707,477      16,446,704      36,039,864               0
  ENDING NET ASSETS                          $21,501,180     $26,707,477     $51,475,600     $36,039,864

 ...............................................................................

The accompanying notes are an integral part of these financial statements.

MASTER INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.   SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

The Capital Appreciation, Short-Term Municipal Income, Short-Term Government-Corporate Income and Small Cap Master Portfolios (the "Master Portfolios") are four series of Master Investment Trust (the "Trust"), a business trust organized under the laws of Delaware on August 14, 1991. The Trust is registered as an investment company under the Investment Company Act of 1940, as amended. The Declaration of Trust permits the issuance of beneficial interests. The Trust currently issues nine series of investment portfolios: the Asset Allocation, Capital Appreciation, Cash Investment Trust, Corporate Stock, Tax-Free Money Market, Short-Term Government-Corporate Income, Short-Term Municipal Income, Small Cap and U.S. Government Allocation Master Portfolios. These financial statements represent only the Capital Appreciation, Short-Term Government-Corporate Income, Short-Term Municipal Income and Small Cap Master Portfolios.

The following significant accounting policies are consistently followed by the Trust in the preparation of its financial statements, and such policies are in conformity with generally accepted accounting principles ("GAAP") for investment companies. The preparation of financial statements in conformity with GAAP for investment companies requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. These estimates should not be considered an indication of actual or expected figures; actual results may differ.

INVESTMENT POLICY AND SECURITY VALUATION

Equity securities, for which the primary market is a national securities exchange or the National Association of Securities Dealers Automated Quotation ("NASDAQ") system, are valued at the last reported sales price on the day of valuation. U.S. Government obligations are valued at the reported bid price. In the absence of any sale of such securities on the valuation date and in the case of other securities, excluding money market instruments maturing in 60 days or less, the valuations are based on latest quoted bid prices. Debt securities maturing in 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined by policies set by the Trust's Board of Trustees. Except during temporary defensive periods, the Short-Term Government-Corporate Income and Short-Term Municipal Income Master Portfolios each seek to maintain a portfolio of securities with an average weighted maturity of between 90 days to 2 years.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are recorded no later than one business day after trade date. Dividend income is recognized on the ex-dividend date, and interest income is accrued daily. Realized gains and

MASTER INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

losses are reported on the basis of identified cost of securities delivered. Bond discounts are accreted and premiums are amortized as required by the Internal Revenue Code of 1986, as amended (the "Code").

REPURCHASE AGREEMENTS

Transactions involving purchases of securities under agreements to resell such securities ("repurchase agreements") are treated as collateralized financing transactions and are recorded at their contracted resale amounts. These repurchase agreements, if any, are detailed in each Master Portfolio's Portfolio of Investments. The Master Portfolios may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank, N.A. ("WFB"). The repurchase agreements must be fully collateralized based on values that are marked to market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the custodian's responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. Repurchase agreements held in the Funds are collateralized by instruments such as U.S. Treasury or federal agency obligations.

FEDERAL INCOME TAXES

Each Master Portfolio intends to qualify for federal income tax purposes as a partnership. Management, therefore, believes that each Master Portfolio will not be subject to any federal or state income tax on its income and net capital gains (if any). However, each investor in a Master Portfolio will be taxed on its distributive share of the partnership's income for purposes of determining its federal and state income tax liabilities. The determination of such share will be made in accordance with the Code, and the regulations promulgated thereunder.

It is intended that the Master Portfolios' assets, income, gain/loss and allocations will be managed in such a way that a regulated investment company investing in a Master Portfolio will be able to satisfy the requirements of Subchapter M of the Code, assuming that the investment company invests all of its assets in a Master Portfolio.

ORGANIZATION EXPENSES

The Master Portfolios have been charged for expenses incurred in connection with the organization and initial registration of the Master Portfolios. These expenses are being amortized on a straight-line basis over 60 months from the date each Master Portfolio commenced operations.

2.   AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into advisory contracts on behalf of each Master Portfolio with WFB. Pursuant to the contracts, WFB has agreed to provide each Master Portfolio with daily portfolio management. Under the contracts with the Capital Appreciation, Short-Term Government-Corporate Income and Short-Term Municipal Income Master Portfolios, WFB is entitled to receive a monthly advisory fee at

MASTER INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

an annual rate of 0.50% of the average daily net assets of each Master Portfolio. Under the contract with the Small Cap Master Portfolio, WFB is entitled to receive a monthly advisory fee at an annual rate of 0.60% of average daily net assets of the Master Portfolio.

The Trust has entered into a contract on behalf of the Master Portfolios with WFB, whereby WFB is responsible for providing custody and portfolio accounting services to each Master Portfolio. Pursuant to the contract, WFB is entitled to certain transaction charges plus a custody fee at an annual rate of 0.0167% of the average daily net assets of each Master Portfolio. For providing portfolio accounting services, WFB is entitled to receive a monthly base fee of $2,000 plus an annual fee of 0.07% of the first $50 million of each Master Portfolio's average daily net assets, 0.045% of the next $50 million, and 0.02% of each Master Portfolio's average daily net assets in excess of $100 million.

WAIVED FEES AND REIMBURSED EXPENSES

Waived fees and reimbursed expenses for the six months ended June 30, 1997, were as follows:

                                                                                                        EXPENSES
                                                                                     FEES WAIVED   REIMBURSED BY
MASTER PORTFOLIO                                                                          BY WFB        STEPHENS

 ...............................................................................................................
Capital Appreciation Master Portfolio                                              $           0  $            0
Short-Term Government-Corporate Income Master Portfolio                                   35,045          12,964
Short-Term Municipal Income Master Portfolio                                              71,614          12,317
Small Cap Master Portfolio                                                                60,685               0

Waived fees and reimbursed expenses continue at the discretion of WFB and Stephens.

3.   INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date), for the Master Portfolios for the six months ended June 30, 1997, were as follows:

                                                                                  AGGREGATE PURCHASES AND SALES
                                                                       ........................................
FUND                                                                       PURCHASES AT COST     SALES PROCEEDS

 ..............................................................................................................
Capital Appreciation Master Portfolio                                           $193,543,783       $190,092,942
Short-Term Government-Corporate Income Master Portfolio                           13,254,994         13,144,672
Short-Term Municipal Income Master Portfolio                                       3,897,989          7,568,269
Small Cap Master Portfolio                                                        44,435,418         32,155,096

 ..............................................................................................................

MASTER INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

4.   FINANCIAL HIGHLIGHTS

The portfolio turnover rate, exclusive of short-term securities, and average commission rate paid for each Master Portfolio for the stated periods were as follows:

                                                                                                        AVERAGE
                                                                                      PORTFOLIO      COMMISSION
PERIOD                                                                                 TURNOVER       RATE PAID

 ..............................................................................................................
CAPITAL APPRECIATION MASTER PORTFOLIO
 Six Months Ended June 30, 1997                                                             91%         $0.0717
  Period Ended December 31, 1996(1)                                                        137%          0.0781
SHORT-TERM GOVERNMENT-CORPORATE INCOME MASTER PORTFOLIO
 Six Months Ended June 30, 1997                                                            143%             N/A
  Year Ended December 31, 1996                                                             247%             N/A
  Year Ended December 31, 1995                                                             227%             N/A
  Period Ended December 31, 1994(2)                                                          0%             N/A
SHORT-TERM MUNICIPAL INCOME MASTER PORTFOLIO
 Six Months Ended June 30, 1997                                                             19%             N/A
  Year Ended December 31, 1996                                                              47%             N/A
  Year Ended December 31, 1995                                                              46%             N/A
  Period Ended December 31, 1994(3)                                                          8%             N/A
SMALL CAP MASTER PORTFOLIO
 Six Months Ended June 30, 1997                                                             90%         $0.0722
  Period Ended December 31, 1996(4)                                                         28%          0.0775

 ..............................................................................................................

(1) THE MASTER PORTFOLIO COMMENCED OPERATIONS ON FEBRUARY 20, 1996.

(2) THE MASTER PORTFOLIO COMMENCED OPERATIONS ON SEPTEMBER 19, 1994.

(3) THE MASTER PORTFOLIO COMMENCED OPERATIONS ON JUNE 3, 1994.

(4) THE MASTER PORTFOLIO COMMENCED OPERATIONS ON SEPTEMBER 16, 1996.

(THIS PAGE INTENTIONALLY LEFT BLANK)

LIST OF ABBREVIATIONS

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG              --   Association of Bay Area Governments
ADR               --   American Depository Receipts
AMBAC             --   American Municipal Bond Assurance Corporation
AMT               --   Alternative Minimum Tax
ARM               --   Adjustable Rate Mortgages
BART              --   Bay Area Rapid Transit
CDA               --   Community Development Authority
CDSC              --   Contingent Deferred Sales Charge
CGIC              --   Capital Guaranty Insurance Company
CGY               --   Capital Guaranty Corporation
CMT               --   Constant Maturity Treasury
COFI              --   Cost of Funds Index
CONNIE LEE        --   Connie Lee Insurance Company
COP               --   Certificate of Participation
CP                --   Commercial Paper
DW&P              --   Department of Water & Power
DWR               --   Department of Water Resources
EDFA              --   Education Finance Authority
FGIC              --   Financial Guaranty Insurance Corporation
FHA               --   Federal Housing Authority
FHLMC             --   Federal Home Loan Mortgage Corporation
FNMA              --   Federal National Mortgage Association
FSA               --   Financial Security Assurance, Incorporated
GNMA              --   Government National Mortgage Association
GO                --   General Obligation
HFA               --   Housing Finance Authority
HFFA              --   Health Facilities Financing Authority
IDA               --   Industrial Development Authority
LIBOR             --   London Interbank Offered Rate
LOC               --   Letter of Credit
MBIA              --   Municipal Bond Insurance Association
MFHR              --   Multi-Family Housing Revenue
MUD               --   Municipal Utility District
PCFA              --   Pollution Control Finance Authority
PCR               --   Pollution Control Revenue
PFA               --   Public Finance Authority
PSFG              --   Public School Fund Guaranty
RAW               --   Revenue Anticipation Warrants
RDA               --   Redevelopment Authority
RDFA              --   Redevelopment Finance Authority
R&D               --   Research & Development
SFMR              --   Single Family Mortgage Revenue
TBA               --   To Be Announced
TRAN              --   Tax Revenue Anticipation Notes
USD               --   Unified School District
V/R               --   Variable Rate

    158
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                                                                        159

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    160

                          OVERLAND EXPRESS FUNDS, INC.

                        SUPPLEMENT DATED AUGUST 15, 1997
                     TO THE PROSPECTUSES DATED MAY 1, 1997
                         DESCRIBING THE FOLLOWING FUNDS

CALIFORNIA TAX-FREE BOND                    SHORT-TERM GOVERNMENT-CORPORATE
CALIFORNIA TAX-FREE MONEY MARKET            INCOME
INDEX ALLOCATION                            SHORT-TERM MUNICIPAL INCOME
MONEY MARKET                                SMALL CAP STRATEGY
MUNICIPAL INCOME                            STRATEGIC GROWTH
NATIONAL TAX-FREE INSTITUTIONAL             U.S. TREASURY MONEY MARKET
 MONEY MARKET                               U.S. GOVERNMENT INCOME
OVERLAND SWEEP                              VARIABLE RATE GOVERNMENT

    On July 23, 1997 the Board of Directors of Overland Express Funds, Inc. ("Overland") approved an Agreement and Plan of Consolidation with Stagecoach Funds, Inc. ("Stagecoach"), another open-end management investment company advised by Wells Fargo Bank, to consolidate each Overland Fund with and into certain new or existing Stagecoach Funds which have (except as described below) the same or similar investment objectives and policies (the "Consolidation"). If the Consolidation is approved by shareholders of the Overland Funds, they will become shareholders of a corresponding Stagecoach Fund, as indicated in the chart below. At closing, they will receive shares of the designated class of the corresponding Stagecoach Fund having a total value equal to the total value of the shares of the Overland Fund held by the shareholder immediately before the closing. The Consolidation is expected to close on or about December 15, 1997.

                  OVERLAND/STAGECOACH FUNDS CONSOLIDATION MAP

                                        Existing Stagecoach Funds -
Overland Express Funds - Classes        Existing or New Classes
--------------------------------------  --------------------------------------
California Tax-Free Bond - A and D      California Tax-Free Bond - A and C
California Tax-Free Money Market        California Tax-Free Money Market
                                         Mutual
Money Market - A and Institutional      Prime Money Market Mutual - A and
                                         Administrative
Municipal Income - A and D              National Tax-Free Fund - A and C
National Tax-Free Institutional Money   National Tax-Free Money Market Mutual
 Market                                  - Institutional
Small Cap Strategy - A and D            Small Cap - A and C
Strategic Growth - A and D              Aggressive (Strategic) Growth - A and
                                         C
U.S. Government Income - A and D        Ginnie Mae (U.S. Government Income) -
                                         A and C
U.S. Treasury Money Market - A and      Treasury Money Market Mutual - A and
 Institutional                           Administrative

                          OVERLAND EXPRESS FUNDS, INC.

                        SUPPLEMENT DATED AUGUST 15, 1997
              TO THE PROSPECTUSES DATED MAY 1, 1997 -- (CONTINUED)

Overland Express Funds - Classes        New Stagecoach Funds Classes
--------------------------------------  --------------------------------------
Index Allocation - A and D              Index Allocation - A and C
Overland Sweep                          Overland Sweep
Short-Term Municipal Income             Short-Term Municipal Income
Short-Term Government-Corporate Income  Short-Term Government-Corporate Income
Variable Rate Government - A and D      Variable Rate Government - A and C

    If the Consolidation is approved, shareholders of Overland's Municipal Income and U.S. Government Income Funds will become shareholders of the Stagecoach National Tax-Free and Ginnie Mae Funds, respectively. Investors should be aware of the following differences in these Funds. Although the Municipal Income Fund and National Tax-Free Fund each invests a significant portion of its assets in securities exempt from federal income taxes, the Municipal Income Fund generally invests at least 80% of its assets in securities that may be subject to the alternative minimum tax, and the National Tax-Free Fund generally invests no more than 20% of its assets in such securities. The Ginnie Mae Fund currently invests primarily in Ginnie Mae securities. If the Consolidation is approved, the Ginnie Mae Fund will pursue an investment policy of investing primarily in a broader array of mortgage pass-through securities issued or guaranteed by the U.S. Government.

    At the July 23, 1997 meeting, the Overland Board of Directors, subject to the approval of Class D shareholders of the Overland California Tax-Free Bond, Municipal Income and U.S. Government Income Funds, approved an increase in the Rule 12b-1 distribution fee payable under the Class C Rule 12b-1 Plan of the corresponding Stagecoach Funds, from 0.50% to 0.75% of the average daily net assets of the Class C shares of such Stagecoach Funds. The increase is intended to encourage the Funds' selling agents to devote sufficient resources to marketing the Funds' Class C shares. Although the Rule 12b-1 fee payable by the Class C shares of the corresponding Stagecoach Funds will increase, Wells Fargo Bank and Stephens Inc. have agreed to waive or reimburse certain other fees so that the total operating expenses payable by the Class C shares will remain at the current level paid by Class D shares of the corresponding Overland Funds through December 31, 1998.

    Overland shareholders on the record date (currently expected to be September 30, 1997) are eligible to vote on issues relating to the Consolidation and will be sent additional information. Shareholders who make an initial investment after the record date will not be eligible to vote, but may obtain additional information by calling 1-800-572-7797.

    In addition, if the Consolidation is completed as anticipated, any Fund that currently is part of a master-feeder structure will be reorganized into a stand-alone Fund. This means that each such Fund will withdraw its investment in the corresponding Master Portfolio and instead will invest directly in a portfolio of securities. Each such Fund will retain Wells Fargo Bank, the investment adviser to the Master Portfolios, to manage its assets directly, in substantially the same manner as Wells Fargo Bank currently manages each Master Portfolio's assets and for the same advisory fee level.

                          OVERLAND EXPRESS FUNDS, INC.

                        SUPPLEMENT DATED AUGUST 15, 1997
              TO THE PROSPECTUSES DATED MAY 1, 1997 -- (CONTINUED)

                             New Portfolio Managers

    Mr. Kenneth Lee became a portfolio co-manager to the SMALL CAP MASTER PORTFOLIO as of June 18, 1997 and is responsible for providing fundamental security analysis and portfolio management. Mr. Lee joined Wells Fargo Bank in 1993 and went from Investment Operations to the Portfolio Management group in 1995. Prior to 1993 he worked as an associate at Wells Fargo Nikko Investment Advisors and at Dean Witter Reynolds (Morgan Stanley Dean Witter Discover) and has over 8 years experience in the industry. He holds bachelor degrees both in economics and in organizational studies from the University of California at Davis and is working toward his chartered financial analyst designation.

    Mr. Chris Greene joined Wells Fargo Bank on April 1, 1997, to work as portfolio co-manager of the CAPITAL APPRECIATION MASTER PORTFOLIO. Immediately prior to joining Wells Fargo Bank, Mr. Greene worked for three years in the Mergers & Acquisitions group for Hambrecht & Quist, an investment banking firm focusing on growth companies. Before that he worked for two years at GB Capital Management and prior to that worked at Wood Island Associates, firms focusing on equity and fixed-income securities. He has over five years experience in the industry. Mr. Greene received his B.A. in Economics from Claremont McKenna College.

                                                               OEX P (SUPP 8/97)

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

[OVERLAND EXPRESS LOGO]

POST OFFICE BOX 63084
SAN FRANCISCO, CA  94163


This report and the financial statements contained herein are submitted for the general information of the shareholders of the Overland
Express Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus.
For a prospectus containing more complete information, including charges and expenses, call 1.800.552.9612. Read the prospectus carefully before you invest.

THIS BOOKLET INCLUDES THE SEMI-ANNUAL REPORT AND A
PROSPECTUS SUPPLEMENT. THE PROSPECTUS SUPPLEMENT
APPEARS ON THREE PAGES FOLLOWING THE REPORT.

OEXSAR8/97

                                               DATED MATERIAL - PLEASE EXPEDITE